SUPPLEMENT, DATED DECEMBER 18, 1996
                       TO THE PROSPECTUS DATED MAY 1, 1996
   FOR PRINCIPAL MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
      FLEX VARIABLE LIFE - FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


Effective December 18, 1996, the prospectus for the Flex Variable Life Policy dated May 1, 1996 is amended by adding the following as the second paragraph under the heading "Adjustment Options" on page 17:

Any payment submitted with a proposed face amount increase is held initially in the General Account without interest. If the Company approves the adjustment, then on the effective date of the adjustment the amount of the premium payment so held, less the Premium Expense Charge, is allocated among the Divisions and the Fixed Account in accordance with the policyowner's existing directions for allocation of premium payments. Net premiums paid after an increase in face amount also are allocated among the Divisions and the Fixed Account in accordance with the policyowner's existing directions for allocation of premium payments.

This change will apply to any request for a face amount increase received by the Company on or after January 15, 1997.

LV10 S

                          Prospectus Dated May 1, 1996


   PRINCIPAL MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT FLEX
        VARIABLE LIFE - FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

     "Flex Variable Life," the flexible premium variable life insurance policy (the "Policy" or the "Policies") offered by Principal Mutual Life Insurance Company ("Company") and described in this Prospectus is designed to provide lifetime insurance protection and maximum flexibility in connection with premium payments and death benefits. A policyowner may, within limits, vary the frequency and amount of premium payments and increase or decrease the face amount of the life insurance benefit under the Policy. This flexibility allows a policyowner to provide for changing life insurance needs within a single insurance policy.

     A schedule of premium payments is established for a Policy in accordance with policyowner preference. A minimum premium is required during the first twelve policy months. At other times, failure to pay premiums will not cause a Policy to terminate so long as its accumulated value, less the surrender charge and unpaid policy loans and loan interest, is sufficient on a Policy processing day to allow deduction of the cost of insurance and other charges.

     Premium payments, less a 2% premium tax charge and a 5% sales load, are allocated according to policyowner direction to one or more Divisions of the Principal Mutual Life Insurance Company Variable Life Separate Account ("Separate Account"), except for premiums received during the first 45 days from the policy date, which are allocated for that period to the Money Market Division of the Separate Account. Each Division invests exclusively in shares representing an interest in a corresponding mutual fund organized by the Company. The accompanying prospectus describes the investment objectives and the attendant risks of the mutual funds currently offered as investment choices under the Policy: Principal Balanced Fund, Inc. Principal Bond Fund, Inc., Principal Capital Accumulation Fund, Inc., Principal Emerging Growth Fund, Inc., Principal High Yield Fund, Inc., and Principal Money Market Fund, Inc.

     Accumulated value and duration of coverage under the Policy will, and the death benefit may, increase or decrease based upon the investment experience of the Divisions of the Separate Account. The accumulated value will also reflect the amount and frequency of premium payments, surrenders of accumulated value, policy loans and loan interest, interest earned on loaned amounts, and the charges and deductions connected with the Policy. The policyowner bears the entire investment risk as to the Policy's accumulated value, which is not guaranteed.

     The Policy provides a death benefit upon the insured's death. The policyowner chooses one of two death benefit options. Under Option 1, the death benefit is the greater of the face amount of the Policy or the accumulated value on the date of death multiplied by an applicable percentage based upon the insured's attained age. Under Option 2, the death benefit is the greater of the face amount of the Policy plus the accumulated value on the date of the insured's death or the Policy's accumulated value multiplied by the applicable percentage. The policyowner may, under certain conditions, change from one death benefit option to the other.

     The policyowner generally may obtain policy loans at any time the Policy has loan value prior to the Policy's maturity date. In addition, subject to certain restrictions, the Policy's accumulated value may be partially or totally surrendered. Surrender charges consisting of a contingent deferred sales load and a contingent deferred administration charge may be imposed upon total surrender of a Policy. The amount of surrender charge assessed per $1,000 of face amount is based upon the issue age and sex (where allowed by law) of the insured and the policy year at the time of surrender.

     Prospective purchasers of this Policy are advised that replacement of existing insurance coverage may not be financially advantageous. It may also be disadvantageous to purchase a Policy as a means to obtain additional insurance protection if the purchaser already owns a flexible premium variable life insurance policy.

     This Prospectus is valid only if accompanied or preceded by the current prospectus for Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Accumulation Fund, Inc., Principal Emerging Growth Fund, Inc., Principal High Yield Fund, Inc., and Principal Money Market Fund, Inc.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     Please Read This Prospectus  Carefully And Retain It For Future  Reference.


                               TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS .................................................... 4

SUMMARY ...................................................................... 5

     The Policy............................................................... 5

     Principal Mutual Life Insurance Company
     Variable Life Separate Account .......................................... 5

     Premiums................................................................. 5

     Charges and Deductions .................................................. 6

     Maturity Proceeds........................................................ 6

     Death Benefit and Proceeds............................................... 6

     Adjustment Options....................................................... 7

     Policy Values............................................................ 7

     Transfers................................................................ 7

     Policy Loans............................................................. 7

     Surrender, Termination and Reinstatement................................. 8

     Policy Cancellation...................................................... 9

     Distribution of the Policy............................................... 9

     Tax Consequences of the Policy........................................... 9

DESCRIPTION OF PRINCIPAL MUTUAL
LIFE INSURANCE COMPANY .......................................................10

PRINCIPAL MUTUAL LIFE INSURANCE
COMPANY VARIABLE LIFE SEPARATE
ACCOUNT...................................................................... 10

     Principal Balanced Fund, Inc.............................................10


     Principal Bond Fund, Inc.................................................11

     Principal Capital Accumulation Fund, Inc.................................11


     Principal Emerging Growth Fund, Inc......................................11

     Principal High Yield Fund, Inc...........................................11

     Principal Money Market Fund, Inc.........................................11


PREMIUMS......................................................................12

     Purchase Procedures......................................................12


     Payment of Premiums......................................................12


     Premium Limitations......................................................13

     Allocation of Premiums...................................................13

     Policy "Free Look".......................................................13


     Policy Termination.......................................................14

     Reinstatement............................................................15

DEATH BENEFITS AND RIGHTS.....................................................15

     Death Proceeds...........................................................15

     Death Benefit............................................................15


     Applicable Percentage....................................................16


     Change in Death Benefit Option...........................................16


     Adjustment Options.......................................................17

POLICY VALUES.................................................................18

     Calculation of Accumulated Value.........................................18

     Units....................................................................18

     Unit Values..............................................................18

     Net Investment Factor....................................................18


     Valuations in Connection with a Policy...................................19

     Transfers................................................................19


     Policy Loans.............................................................19


     Surrender................................................................20


CHARGES AND DEDUCTIONS........................................................20

     Premium Expense Charge...................................................20


     Monthly Deduction........................................................21

     Mortality and Expense Risks Charge.......................................22

     Transaction Charge.......................................................22

     Surrender Charge.........................................................22

     Other Charges............................................................26

     Special Plans............................................................26

OTHER MATTERS.................................................................26

     Voting Rights............................................................26

     Statement of Value.......................................................27

     Service Available by Telephone...........................................27

GENERAL PROVISIONS............................................................28

     Addition, Deletion, or Substitution of
     Investments..............................................................28

     Optional Insurance Benefits..............................................28

     Death Benefit Guarantee Rider............................................28

     The Contract.............................................................29

     Incontestability.........................................................29

     Misstatements............................................................29

     Suicide..................................................................29

     Ownership................................................................29

     Beneficiaries............................................................29

     Benefit Instructions.....................................................30

     Postponement of Payments.................................................30

     Assignment...............................................................30

     Policy Proceeds..........................................................30

     Participating Policy.....................................................31

     Right to Exchange Policy.................................................31

DISTRIBUTION OF THE POLICY....................................................31

OFFICERS AND DIRECTORS OF
PRINCIPAL MUTUAL LIFE INSURANCE
COMPANY.......................................................................32

STATE REGULATION OF PRINCIPAL
MUTUAL LIFE INSURANCE COMPANY.................................................33

FEDERAL TAX MATTERS...........................................................33

     The Status of the Company and the
     Separate  Account........................................................34

     Charges for Taxes........................................................34

     Diversification Standards................................................34

     Life Insurance Status of Policy..........................................34

     Modified Endowment Contract Status.......................................34

     Policy Surrenders and Partial Surrenders.................................35

     Policy Loans and Interest Deductions.....................................35

     Corporate Alternative Minimum Tax........................................36

     Exchange or Assignment of Policies.......................................36

     Withholding..............................................................36

     Taxation of Accelerated Death Benefits...................................36

     Other Tax Issues.........................................................36

EMPLOYEE BENEFIT PLANS........................................................36

LEGAL PROCEEDINGS.............................................................36

LEGAL OPINION.................................................................37

INDEPENDENT AUDITORS..........................................................37

REGISTRATION STATEMENT........................................................37

FINANCIAL STATEMENTS..........................................................37

     Report of Independent Auditors...........................................38

     Variable Life Separate Account
     Financial Statements.....................................................39

     Report of Independent Auditors...........................................51

     Principal Mutual Life Insurance
     Company Financial Statements.............................................52

APPENDIX - ILLUSTRATIONS OF POLICY
VALUES AND DEATH BENEFITS.....................................................73

     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. PRINCIPAL MUTUAL LIFE INSURANCE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF PRINCIPAL BALANCED FUND, INC., PRINCIPAL BOND FUND, INC., PRINCIPAL CAPITAL ACCUMULATION FUND, INC., PRINCIPAL EMERGING GROWTH FUND, INC., PRINCIPAL HIGH YIELD FUND, INC., AND PRINCIPAL MONEY MARKET FUND, INC. OR THE STATEMENTS OF ADDITIONAL INFORMATION OF THESE FUNDS.

GLOSSARY OF SPECIAL TERMS

     Attained Age - The age last birthday on the prior policy anniversary.

     Division - A part of the Principal Mutual Life Insurance Company Variable Life Separate Account which is invested in shares of a single mutual fund.

     Face Amount - The minimum death benefit of a Policy so long as the Policy remains in force.

     General Account - The assets of Principal Mutual Life Insurance Company other than those allocated to any of the separate accounts of Principal Mutual Life Insurance Company.

     Guideline Annual Premium - The level annual payment necessary to provide the future benefit under a Policy, through maturity, based on the 1980 Commissioners Standard Ordinary Mortality Table, a 5% assumed interest rate, and the fees and charges specified for a Policy.

     Internal Revenue Code - The Internal Revenue Code of 1954, as amended, and regulations promulgated thereunder. Reference to the Internal Revenue Code means such Internal Revenue Code or the corresponding provisions of any subsequent revenue code and any regulations thereunder.

     Investment  Account  -  An  account   established  under  a  Policy  for  a
policyowner with respect to a Division of the Principal Mutual Life Insurance Company Variable Life Separate Account.

     Maturity Date - The policy anniversary following the insured's 95th birthday.

     Monthly Date - The day of the month which is the same as the policy date. For example, if the policy date is June 10, 1996, the first monthly date is July 10, 1996.

     Mutual Fund - Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Accumulation Fund, Inc., Principal Emerging Growth Fund, Inc., Principal High Yield Fund, Inc., Principal Money Market Fund, Inc., or other registered open-end investment companies substituted therefor or added for investment by a Division of the Principal Mutual Life Insurance Company Variable Life Separate Account.

     Policy date - The policy date is the date by which both the application and a premium payment in an amount at least equal to the required minimum initial premium for the Policy have been received in the home office of the Company.

     Policy Years and Anniversaries - The policy years and anniversaries computed from the policy date. Example: If the policy date is May 5, 1996, the first policy year ends on May 4, 1997 and the first policy anniversary falls on May 5, 1997.

     Principal Mutual Life Insurance Company Variable Life Separate Account - A separate account established by Principal Mutual Life Insurance Company under Iowa law to receive premiums under the Policies offered by this Prospectus and other variable life insurance contracts issued by Principal Mutual Life Insurance Company. It is divided into a Balanced Division, (invested in
Principal Balanced Fund, Inc.), a Bond Division (invested in Principal Bond Fund, Inc.), a Capital Accumulation Division, formerly known as the Common Stock Division, (invested in Principal Capital Accumulation Fund, Inc.), an Emerging Growth Division (invested in Principal Emerging Growth Fund, Inc.), a High Yield Division (invested in Principal High Yield Fund, Inc.), and a Money Market Division (invested in Principal Money Market Fund, Inc.).

     Prorated Basis - In the same proportion as the value of a particular investment account for a Policy bears to the total value of all investment accounts for that Policy.

     Valuation Date - The date as of which the net asset value of a mutual fund is determined.

     Valuation Period - The period between the time as of which the net asset value of a mutual fund is determined on one valuation date and the time as of which such value is determined on the next following valuation date.

     Written Request - Actual delivery to Principal Mutual Life Insurance Company at its home office in Des Moines, Iowa, of a written notice or request on a form supplied or approved by Principal Mutual Life Insurance Company.

 SUMMARY

     THE FOLLOWING SUMMARY INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS.

The Policy

     The Policy is designed to provide a policyowner with lifetime insurance protection and flexibility in connection with the amount and frequency of premium payments and the amount of life insurance proceeds payable under the Policy. A policyowner may, subject to certain limitations, vary the frequency and amount of premium payments. The Policy allows a policyowner to adjust the amount of life insurance payable, without having to purchase a new Policy, by increasing or decreasing the face amount. Thus, as insurance needs or financial conditions change, a policyowner has the flexibility to adjust life insurance proceeds and vary the premium payments. The Policy is a life insurance contract with a death benefit, accumulated value, and other features traditionally associated with whole life insurance. It is called "flexible premium" because unlike traditional insurance contracts, there is no fixed schedule of premium payments, although a minimum premium is required during the first twelve policy months. Each policyowner establishes a preferred schedule of premium payments (planned periodic premiums).

     The Policy is called "variable" because the accumulated value, duration of coverage and, under certain circumstances, the death benefit may increase or decrease depending upon the investment experience of the Division or Divisions of the Separate Account to which premium payments, less a premium tax charge of 2% and a 5% sales load, have been allocated. Generally, favorable investment experience will increase a Policy's accumulated value and unfavorable investment experience will reduce its accumulated value. Prospective purchasers of a Policy should be aware that there is no guarantee of accumulated value in a Policy.

Principal Mutual Life Insurance Company Variable Life Separate Account

     The Separate Account is a separate account established by the Company pursuant to the insurance laws of the State of Iowa and is organized as a unit investment trust under the Investment Company Act of 1940. The Separate Account is presently comprised of six Divisions, each of which invests exclusively in shares representing interests in a corresponding Mutual Fund organized by the Company. (The Company may form other Divisions of the Separate Account or other separate accounts in the future, thereby creating additional investment choices under a Policy.) Each mutual fund has a different investment objective. The Separate Account is administered and accounted for as part of the general business of the Company, but the income, gains, or losses of the Separate Account are credited to or charged against the assets held in the Separate Account in accordance with the terms of the Policy, without regard to other income or gains or losses arising out of any other business that the Company conducts. The assets of the Separate Account will be available to cover the liabilities of the Company's general account only to the extent that the assets of the Separate Account exceed the liabilities of the Separate Account arising under the Policies.

Premiums

     An initial payment is required as the first premium. This required initial premium payment is three times the minimum monthly premium shown on the Policy's data pages. The minimum monthly premium is the amount that, if paid, will keep the Policy in force for one month, taking into account the current monthly deduction and surrender charge. Payment of a minimum premium is required during the first twelve policy months (the "Minimum Required Premium"). The Company allows payments in accordance with the planned periodic premium schedule established by the policyowner in the application (annual, semi-annual, quarterly, or pre-authorized withdrawal payments of premium on a monthly basis). However, if the minimum monthly premium is less than $30 ($15 if the insured is ages 0-14), only a planned periodic premium schedule that would result in a payment of $30 or more ($15 or more if the insured is ages 0-14) will be made available to the policyowner. The Company also allows unscheduled premium payments of $30 or more. The planned periodic premium schedule indicates the preference of the policyowner only, and other than payment of the Minimum Required Premium, payment of premiums is not required. (However, the death benefit guarantee premium must be paid to maintain the death benefit guarantee rider. See "Death Benefit Guarantee Rider," page 28.) Changes in frequency, as well as increases or decreases in the amount of planned periodic premiums, may be made. However, the total of all premiums, planned and otherwise, cannot exceed the current maximum premium limitations set forth in the Internal Revenue Code to qualify a Policy as a life insurance contract. At any time there is an outstanding policy loan, if a payment cannot be identified as a premium payment, it will be considered a loan repayment.

     The initial premium payment and all other premium payments received during the first 45 days from the policy date, after deduction of the premium tax charge of 2% and the 5% sales load, are allocated to the Money Market Division of the Separate Account. On the 46th day from the policy date, the accumulated value held in the Money Market Division is transferred to the Divisions in accordance with the policyowner's direction for allocation of premium payments. Premium payments received after the first 45 days from the policy date are allocated among the Divisions in accordance with the directions in the application for the Policy.

Charges and Deductions

     There is a premium expense charge deducted from each premium payment. The amount remaining after deduction of the premium expense charge is the "net premium." The premium expense charge includes a sales load of 5% to partially compensate the Company for sales expenses incurred with respect to the Policy. In addition, a sales load of up to a maximum of 25% of the minimum first year premium may be imposed as a part of a surrender charge upon total surrender or termination of a Policy for insufficient value. Also included in the premium expense charge is a charge of 2% for premium taxes. The premium tax charge, which cannot be changed, is not expected to exceed the premium taxes charged to the Company.

     There is a monthly deduction from the Policy's accumulated value in the Divisions equal to the cost of insurance, the cost of additional benefits provided by riders attached to the Policy and a monthly administration charge which is guaranteed never to exceed $5.00 per month. The current monthly administration charge for a Policy is $4.75 per month.

     The cost of insurance charge is calculated on each monthly date. The cost of insurance rate is based on the sex (where allowed by law), attained age, and risk classification of the insured. Current monthly cost of insurance rates will be determined by the Company based upon its expectations as to future mortality experience. Cost of insurance rates are guaranteed not to exceed the maximum rates based upon the 1980 Smoker and Nonsmoker Commissioners Standard Ordinary Mortality Tables, age last birthday. Where allowed by law, the table used will be male or female according to the sex of the insured. Additionally, the guaranteed maximum cost of insurance rates will reflect the insured's risk classification.

     A mortality and expense risks charge will be imposed on a daily basis on the assets of each Division. The current mortality and expense risks charge is
 .0020548% on a daily basis (.75% on an annual basis) and is guaranteed to not exceed .0024658% on a daily basis (.90% on an annual basis).

     A charge consisting of a contingent deferred sales load and a contingent deferred administration charge may be imposed for total surrender of a Policy or termination of a Policy for insufficient value. The amount of surrender charge assessed per $1,000 of face amount is based upon the issue age and sex (where allowed by law) of the insured and the policy year at the time of surrender. There is no surrender charge imposed upon partial surrenders of accumulated value.

     A transaction charge of $25 is imposed on transfers of accumulated value between Divisions exceeding four per policy year. A transaction charge of the lesser of $25 or two percent of the amount surrendered is imposed upon partial surrenders of accumulated value.

     An investment advisory fee is charged against the assets of each mutual fund to compensate the Fund's investment advisor. In addition, each mutual fund incurs other normal expenses of corporate operation.

Maturity Proceeds

     If the insured under a Policy is living on the Policy's maturity date, which is the Policy anniversary following the birthday on which the insured reaches age 95, the Company will pay the Policy's maturity proceeds to the policyowner. A Policy's maturity proceeds are the Policy's accumulated value less any Policy loans and unpaid loan interest on the maturity date. If maturity proceeds are paid under a Policy, the Policy terminates with no further benefits payable. On the Policy's maturity date, the Company will pay the excess of the Policy's face amount over the maturity proceeds, provided certain conditions are met. (See "Death Benefit Guarantee Rider," page 28.)

Death Benefit and Proceeds

     The death proceeds under a Policy are payable to the beneficiary when the insured dies, subject to all provisions and conditions of the Policy. The death proceeds, determined as of the date of the insured's death, are: the death benefit described below, plus proceeds from any benefit riders on the insured's life, less any Policy loans and loan interest, and less any overdue monthly deductions if the insured dies during a grace period. All or part of the death proceeds may be paid in cash or applied under one or more of the benefit options available under the Policy, subject to certain restrictions. The Company pays interest on the death proceeds from the date of death until the date of payment or until applied under a benefit option. Interest is at a rate the Company determines, but not less than required by state law.

     There are two options available for the death benefit under a Policy. If a policyowner selects Option 1, the death benefit will be equal to the greater of the face amount of the Policy or the accumulated value on the date of death multiplied by an applicable percentage specified in the Internal Revenue Code. If a policyowner selects Option 2, the death benefit will be the greater of the face amount of the Policy plus the accumulated value on the date of death or the accumulated value on the date of death multiplied by the applicable percentage.

     A policyowner may make a written request to change the death benefit option on or after the first Policy anniversary. Any change must be approved by the Company before it takes effect. Changes in death benefit option are limited to two per policy year. If the request is to change from Option 1 to Option 2, the face amount will be reduced by the amount of the accumulated value of the Policy on the effective date of the change. A request to change from Option 1 to Option 2 will not be approved if the face amount in effect after the change would be less than $25,000. Evidence of insurability satisfactory to the Company under its underwriting rules then in effect may be required on a change from Option 1 to Option 2. If the request is to change from Option 2 to Option 1, the face amount will be increased by the amount of the accumulated value of the Policy on the effective date of the change. No evidence of insurability is required for a change from Option 2 to Option 1. The effective date of any change will be the monthly date that coincides with or next follows the day the request for change is approved by the Company.

Adjustment Options

     Subject to certain conditions, the face amount of a Policy may be adjusted upon the written request of the policyowner. Any written request to adjust the face amount of a Policy must be approved by the Company. No request to adjust the face amount of a Policy will be approved if a Policy is in a grace period or if monthly deductions are being waived under a rider. In addition, a decrease in face amount may be requested only after the first Policy anniversary and may not reduce the face amount of a Policy below $25,000. A requested face amount increase must be at least $5,000 and is subject to evidence of insurability satisfactory to the Company under its underwriting rules then in effect. Any adjustment in face amount of a Policy will be effective on the monthly date that coincides with or next follows the date the Company approves the request, subject to a payment by the policyowner in an amount not less than the new minimum monthly premium for the Policy after any such increase in face amount. The new minimum monthly premium will take into account the Policy's surrender value. There are no charges assessed in connection with adjustments of a Policy, although an increase in face amount will result in surrender charges applicable to the increase.

Policy Values

     The Policy provides for accumulated value. The Policy's accumulated value will reflect the amount and frequency of premium payments, the investment experience of the chosen Division or Divisions, surrenders of accumulated value, Policy loans and loan interest, interest earned on amounts in the loan account, transaction charges, and other charges and deductions imposed in connection with the Policy and the Separate Account. A Policy has no minimum guaranteed accumulated value. A Policy's "surrender value" is its accumulated value less the amount of the surrender charge, if any. A Policy's "net surrender value" is its surrender value less Policy loans and loan interest. The net surrender value of a Policy is the amount available to a policyowner upon total surrender.

     An investment account is established for each Division of the Separate Account, representing the interest of the Policy for such Division. When amounts are allocated or transferred to a Division, units are credited to the applicable investment account. When amounts are deducted or transferred from a Division, units of the applicable investment account are cancelled. The number of units credited or cancelled is equal to the dollar amount of the transaction divided by the unit value of the Division for the valuation period when the transaction occurs.

     The unit value of a Division is determined on each valuation date. The unit value of each Division was established at $10.00 at the time the Division was formed. Thereafter, the unit value of a Division on any valuation date is calculated by multiplying the unit value on the previous valuation date by the net investment factor for the current valuation period. The net investment factor of a Division measures the investment performance of the Division and determines changes in unit value from one valuation period to the next valuation period. The investment account value for each Division of the Separate Account is equal to the number of units in that investment account multiplied by that Division's unit value. A Policy's accumulated value is equal to the total of the Policy's investment account values and any amounts in the Policy's loan account.

Transfers

     Transfers of accumulated value between Divisions may be made by a policyowner four times per policy year without charge. All transfers with the same effective date count as one transfer. Transfers in excess of four per policy year are subject to a transaction charge of $25. The Company has reserved the right to revoke or modify transfer privileges and charges.

Policy Loans

     A policyowner may borrow against the accumulated value of the Policy at any time the Policy has loan value. A Policy's loan value, which is the maximum amount that may be borrowed, is (1) minus (2) where: (1) is 90% of the Policy's surrender value and (2) is any outstanding policy loans and unpaid loan interest. A Policy's loan value is determined as of the loan date. The loan date is the date a written request for a policy loan is processed by the Company. Any loan must be in at least the minimum amount of $500. At the time the policy loan is made, a portion of the Policy's accumulated value equal to the loan amount is transferred from the Separate Account to the loan account maintained for the Policy in the Company's general account. Loan interest is payable at the end of each policy year. All policy loans and loan interest will be deducted from proceeds payable at the insured's death, upon maturity, or upon total surrender.

     A policyowner may choose how much of the loan amount is withdrawn from each of the Divisions. If no choice is made, the amount will be withdrawn from the Divisions in the same proportion as the most recent monthly deduction.

     Accumulated value held in the loan account earns interest daily at an effective annual rate of six percent. Interest earned on the loaned portion of the accumulated value is allocated on the Policy anniversary to the Divisions in the proportion currently designated by a policyowner for the allocation of premium payments.

     Interest is charged on policy loans at an effective annual rate of eight percent during any period the loan is outstanding. Interest accrues on a daily basis from the date of the loan and is compounded annually. If loan interest is not paid when due, it becomes loan principal. An amount equal to the unpaid loan interest will be transferred from the Divisions to the loan account in the proportion directed by the policyowner. If no direction is made by the policyowner, the amount will be withdrawn from the Divisions in the same proportion as the most recent monthly deduction.

     A Policy loan and unpaid loan interest may be repaid in whole or in part at any time while the Policy is in force. The minimum loan repayment amount is $30.00 or the outstanding loan amount, if less. When a loan repayment is made, accumulated value in the loan account equal to the loan repayment will be allocated among the Divisions in the proportion currently designated by a policyowner for allocation of premium payments.

Surrender, Termination and Reinstatement

     A policyowner may elect to make a total surrender of the Policy and receive its net surrender value determined as of the date the Company receives the policyowner's written request. A surrender charge is imposed upon total surrender of a Policy at any time within the first ten years after the policy date. In addition, any increase in face amount is subject to a surrender charge at any time within ten years after the effective date of the adjustment. After the first policy year, the policyowner may request a partial surrender of the accumulated value of the Policy, but no more than two times per policy year. A partial surrender must be in at least the minimum amount of $500 and cannot exceed 50% of the Policy's net surrender value at the time partial surrender is requested. A transaction charge of the lesser of $25 or two percent of the amount of the partial surrender is imposed on each partial surrender. The Policy's accumulated value is reduced by the amount of any partial surrender plus the transaction charge. If the Option 1 death benefit is in effect at the time of a partial surrender, then the Policy's face amount is also reduced by the amount of the partial surrender plus the transaction charge.

     Failure to make a planned periodic premium or additional premium payments may cause termination of a Policy. A notice of impending termination of a policy will be sent if:

     1.  The net  surrender  value of a Policy on any monthly  date is less than
         the  monthly   deduction  and  the  death  benefit   guarantee  premium
         requirement has not been satisfied; or

     2. During the 12 months following the policy date, the sum of the premiums paid is less than the Minimum Required Premium on a monthly date.

     The Minimum Required Premium on a monthly date is equal to (1) times (2) where:

     1.  Is the minimum monthly premium shown on the data page; and

     2.  Is one plus the number of  complete  months  since the  policy  date.

     The notice of impending termination will show the 61-day grace period during which the Company will accept payment required to keep the Policy in force. If a grace period begins because the net surrender value is less than the current monthly deduction, the minimum payment is three times the monthly deduction which was due and unpaid. If a grace period begins because the sum of the premiums paid is less than the Minimum Required Premium, the minimum payment is the past due Minimum Required Premium, which is:

     1.  The Minimum Required Premium due on the next following monthly date;

          LESS

     2.  The  sum of the  premiums  paid  since  the  policy  date.

     If the grace period ends before the Company receives the past due Minimum Required Premium, the Company will pay to the policyowner any remaining value in the Policy, which would be the excess of (1) over (2) where:

     1. Is the net surrender value on the monthly date at the start of the grace period; and

     2.  Is the two monthly deductions applicable during the grace period.

     In the event the 61-day grace period expires without a payment by the policyowner at least equal to the minimum payment, the Policy will terminate.

     Once a Policy has terminated as a result of insufficient value, the policyowner may make a written request to reinstate the Policy at any time within three years after the date of termination, so long as the insured is alive and it is prior to the Policy's maturity date. Satisfactory proof of insurability and payment of a reinstatement premium of at least the greater of
(1) an amount that, after deduction of premium expense charges, is sufficient to allow at least three monthly deductions or (2) the past due Minimum Required Premium are required for reinstatement. Repayment or reinstatement of policy loans and loan interest which remained unpaid on the date the Policy terminated is also required.

Policy Cancellation

     A policyowner has the limited right to return a Policy for cancellation and receive a refund of all premiums paid. The written request for cancellation, along with return of the Policy, must be made within 10 days after the Policy is received by the policyowner, within 10 days after written notice of this right is provided to the policyowner, or within 45 days after the policyowner completes the Policy application, whichever is later.

Distribution of the Policy

     The Company may offer the Policy in states and jurisdictions where it is licensed to sell this type of insurance product. The Policy will be sold by agents and brokers who represent the Company and are registered representatives of Princor Financial Services Corporation, the principal underwriter of the Policies, or registered representatives of other broker-dealers which Princor Financial Services Corporation selects and the Company approves.

Tax Consequences of the Policy

     The Policies will be treated as life insurance contracts under provisions of the Internal Revenue Code so long as certain definitional tests of Section 7702 of the Internal Revenue Code are met and so long as the investments of the Separate Account meet the diversification requirements of Section 817(h) of the Internal Revenue Code. The Company has designed the Policy to meet these criteria. Thus, the death benefit under a Policy should be fully excludable from the gross income of the beneficiary. In addition, the policyowner should not be taxed on any part of the accumulated value, unless in the first 15 years of a Policy a cash distribution is made as a result of a change in the benefits under (or in other terms of) the Policy, such as a partial or total surrender of accumulated value which causes a reduction in the face amount. Such a distribution will be taxable to the extent of income in the Policy, as limited by the applicable recapture ceiling as set out in Section 7702(f)(7)(C) or (D) of the Internal Revenue Code. Also, partial surrender may result in taxable income to the policyowner to the extent distributions (or deemed distributions) exceed total investments (generally premiums paid) in the Policy to the date of surrender. If, however, the Policy is considered a modified endowment contract under the terms of the Technical and Miscellaneous Revenue Act of 1988, all distributions under the Policy would be taxed on an "income first" basis. Most distributions received by a policyowner directly or indirectly (including policy loans, total or partial surrenders or the assignment or pledge of any portion of the accumulated value of the Policy) would be includable in gross income to the extent that the accumulated value of the Policy exceeds the policyowner's investment in the contract. (See "Tax Status of the Company and the Separate Account," page 34.) Policyowners are advised to consult with their own tax advisors regarding tax treatment of the Policies.

DESCRIPTION OF PRINCIPAL MUTUAL LIFE INSURANCE COMPANY (The "Company")

     Principal Mutual Life Insurance Company is a mutual life insurance company with its home office at The Principal Financial Group, Des Moines, Iowa 50392, telephone number 515-247-5111. It was originally incorporated under the laws of the State of Iowa in 1879 as Bankers Life Association, changed its name to Bankers Life Company in 1911 and changed its name to Principal Mutual Life Insurance Company in 1986. It is a member of The Principal Financial Group, a diversified family of insurance and financial services corporations.

     Principal Mutual Life Insurance Company is authorized to do business in the 50 states of the United States, the District of Columbia, the Commonwealth of Puerto Rico, and the Canadian Provinces of Alberta, British Columbia, Manitoba, Ontario and Quebec. The Company offers a full range of products and services for businesses, groups and individuals including individual insurance, pension plans and group/employee benefits. The Company has ranked in the upper one percent of life insurers in assets and premium income and has consistently received excellent ratings from the major rating firms based upon the Company's claims paying ability. The Company has $51.3 billion in assets under management and serves more than 9.3 million individuals and their families.

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

     The Separate Account was established on November 2, 1987, pursuant to a resolution of the Executive Committee of the Board of Directors of the Company. Under Iowa insurance law and regulation the income, gains or losses of the Separate Account are credited to or charged against the assets of the Separate Account without regard to the other income, gains or losses of the Company. The assets of the Separate Account, equal to the reserves and other liabilities arising under the Policies, are not chargeable with liabilities arising out of any other business conducted by the Company. In addition, all income, gains or losses, whether or not realized, and expenses with respect to a Division shall be credited to or charged against such Division without regard to income, gains or losses, or expenses of any other Division. The assets of the Separate Account are held with relation to the Policies described in this Prospectus. The assets of the Separate Account may also, in the future, be derived from other flexible premium and scheduled premium variable life insurance contracts. Also, although the assets maintained in the Separate Account attributable to the Policies will not be charged with any liabilities arising out of any other business conducted by the Company, the reverse is not true. Hence, all obligations arising under Policies, including the promise to make benefit payments, are general corporate obligations of the Company. The Separate Account is organized as a unit investment trust under the Investment Company Act of 1940.

     The Company is taxed as a life insurance company under the Tax Reform Act of 1984, as amended. The operations of the Separate Account are part of the total operations of the Company, but are treated separately for accounting and financial statement purposes and are considered separately in computing the Company's tax liability.

     The Separate Account is not affected by federal income taxes paid by the Company with respect to its other operations and, under existing federal income tax law, investment income and capital gains attributable to the Separate Account are not taxed. The Company reserves the right to charge the Separate Account with, and create a reserve for, any tax liability which the Company determines may result from maintenance of the Separate Account. To the best of the Company's knowledge there is no current prospect of such liability.

     A policyowner directs the Company to allocate premium payments, less premium expense charges, among the Divisions which invest exclusively in shares of corresponding mutual funds organized by the Company. These mutual funds also offer their shares to separate accounts of the Company to fund variable annuity contracts. See "Eligible Purchasers and Purchase of Shares" in the Funds' Prospectus for a discussion of the potential risks associated with "mixed funding." The Balanced Division invests only in shares of Principal Balanced Fund, Inc., the Bond Division only in shares of Principal Bond Fund, Inc., the Capital Accumulation Division only in shares of Principal Capital Accumulation Fund, Inc., the Emerging Growth Division only in shares of Principal Emerging Growth Fund, Inc., the High Yield Division only in shares of Principal High Yield Fund, Inc., and the Money Market Division only in shares of Principal Money Market Fund, Inc.

     Principal Balanced Fund, Inc. -- The investment objective of Principal Balanced Fund, Inc. is to generate a total return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the investment objective. The term "reasonable risks" refers to investment decisions that in the investment advisor's judgment do not present a greater than normal risk of loss in light of current or anticipated future market and economic conditions, trends in yields and interest rates, and fiscal and monetary policies. In seeking to achieve the investment objective, this Mutual Fund invests primarily in growth and income-oriented common stocks (including securities convertible into common stocks), corporate bonds and debentures and short-term money market instruments. This Mutual Fund may also invest in other equity securities and debt securities issued or guaranteed by the United States government and its agencies or instrumentalities. This Mutual Fund seeks to generate real (inflation plus) growth during favorable investment periods and may emphasize income and capital preservation strategies during uncertain investment periods. The Manager will seek to minimize declines in the net asset value per share. However, there is no guarantee that the Manager will be successful in achieving this goal. The portions of the Fund's total assets invested in equity securities, debt securities and short-term money market instruments are not fixed, although ordinarily 40% to 70% of the Fund's portfolio will be invested in equity securities with the balance of the portfolio invested in debt securities. The investment mix will vary from time to time depending upon the judgment of the Manager as to general market and economic conditions, trends in investment yields and interest rates and changes in fiscal or monetary policies.

     Principal Bond Fund, Inc. -- The investment objective of Principal Bond Fund, Inc. is to provide as high a level of income as is consistent with preservation of capital and prudent investment risk. In seeking to achieve the investment objective, this Mutual Fund will predominantly invest in marketable fixed-income debt securities. Investments will be made generally on a long-term basis, but this Mutual Fund may make short-term investments from time to time as deemed prudent by the investment advisor. Longer maturities typically provide better yields but will subject this Mutual Fund to a greater possibility of substantial changes in the values of its portfolio securities as interest rates change. The market price of fixed-income securities such as those purchased by this Mutual Fund is affected by changes in interest rates generally. As interest rates rise, the market value of fixed-income securities will fall, adversely affecting the net asset value of this Mutual Fund. The value of fixed-income securities may also be affected by changes in the credit rating or financial condition of the issuer.

     Principal Capital Accumulation Fund, Inc. -- The principal objective of Principal Capital Accumulation Fund, Inc. is long-term capital appreciation and growth of future investment income. The assets of this Mutual Fund consist principally of a portfolio of common stocks. The value of the investments held by this Mutual Fund fluctuates daily and is subject to the risks of changing economic conditions as well as the risks inherent in the ability of this Mutual Fund's management to anticipate changes in such investments necessary to meet changes in economic conditions. Historically, the value of a diversified portfolio of common stocks such as invested in by Principal Capital Accumulation Fund, Inc., held for an extended period of time, has tended to rise during periods of inflation. There has, however, been no exact correlation, and for some periods the values of such common stocks have declined while the cost of living was rising.

     Principal Emerging Growth Fund, Inc. -- The objective of Principal Emerging Growth Fund, Inc. is to achieve capital appreciation by investing primarily in the common stocks and securities convertible into common stocks of emerging and other growth-oriented companies that, in the judgment of the investment advisor, are responsive to changes within the marketplace and have the fundamental characteristics to support growth. This Mutual Fund will seek to be relatively fully invested at all times in equity securities. From time to time, this Mutual Fund may, for defensive purposes and without limit as to the proportion of assets invested, hold varying proportions of cash, United States government securities, nonconvertible securities and straight debt securities.

     Principal High Yield Fund, Inc. -- The primary investment objective of Principal High Yield Fund, Inc. is high current income. Capital growth is a secondary objective when consistent with the objective of high current income. This Mutual Fund invests primarily in high yielding (high risk), lower or non-rated fixed-income securities, commonly known as junk bonds, constituting a diversified portfolio which the investment advisor believes does not involve undue risk to income or principal. The market value of this Mutual Fund's investments will change in response to changes in interest rates and other factors. Changes by recognized rating agencies in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. The Fund's prospectus provides a thorough description of the risks associated with junk bonds which should be read before allocating premium contributions to the High Yield Division.

     Principal Money Market Fund, Inc. -- Principal Money Market Fund, Inc. has an investment objective of obtaining maximum current income available from short-term securities consistent with preservation of principal and maintenance of liquidity by investing all of its assets in a portfolio of money market instruments. This Mutual Fund invests in United States dollar denominated instruments having a maturity of 397 days or less that the Fund's Manager, subject to the oversight of the Fund's board of directors, determines present minimal credit risks and which at the time of acquisition are "Eligible Securities" as that term is defined in regulations issued under the Investment Company Act of 1940. See the Fund's prospectus for details. The value of the investments held by this Mutual Fund may fluctuate, although the net asset value per share is normally expected to remain at $1. However, its yield will vary with changes in short-term interest rates. Over the last two decades there has been a general correlation between short-term interest rates and the cost of living, but there has been no exact correlation and for some periods such rates have declined while the cost of living was rising.

     Policyowners make their own decisions on the allocations to and between the Divisions, based upon their unique circumstances and perceptions of economic conditions. Additional information concerning these mutual funds, including their investment policies and restrictions, investment management fees and expenses, is given in the prospectuses which accompany this Prospectus. They should be read in conjunction with this Prospectus.

     The investment advisor to the mutual funds is Princor Management Corporation, which is a wholly-owned subsidiary of Princor Financial Services
Corporation, which is a wholly-owned subsidiary of Principal Financial Group, Inc., which is a wholly-owned subsidiary of the Company. The current investment management fee at an annual rate of .50% of the first $100 million of each fund's average daily net assets and .45% of the next $100 million of each fund's daily average net assets is charged monthly against Principal Capital Accumulation Fund, Inc., Principal Money Market Fund, Inc., and Principal Bond Fund, Inc. The current investment management fee at an annual rate of .60% of the average daily net asset value is charged monthly against Principal Balanced Fund, Inc. and Principal High Yield Fund, Inc. The current investment management fee at an annual rate of .65% of the average daily net asset value is charged monthly against Principal Emerging Growth Fund, Inc.

PREMIUMS

Purchase Procedures

To apply for a Policy, a completed application, including any required supplements, must be submitted to the Company through the agent or broker selling the Policy. If interim coverage is desired, a payment in at least the required minimum initial premium amount must be submitted with the completed application. The required minimum initial premium amount for any Policy (including a Policy issued on an application submitted without an accompanying payment) is three times the minimum monthly premium shown on the Policy's data pages. The minimum monthly premium is the amount that, if paid, will keep the Policy in force for one month, taking into account the Policy's current monthly deduction and surrender charges. The Company will not issue policies to insure persons over age 75. Applicants for insurance must furnish satisfactory evidence of insurability. Acceptance is subject to the Company's insurance underwriting guidelines and suitability rules and procedures. The Company reserves the right to reject any application or related premium if in the view of the Company, the Company's insurance underwriting guidelines and suitability and procedures are not satisfied. The minimum face amount for a Policy at issue is $25,000. The Company reserves the right to revise its rules from time to time to specify either a higher or a lower minimum face amount.

     If a payment in at least the required minimum initial premium amount is submitted with the completed application, then a conditional receipt is given to the applicant, reflecting receipt of the initial payment and outlining any interim coverage in effect until the Company either issues or declines to issue a Policy. Subject to variations by state based on differing state requirements, the terms of the conditional receipt are described in this paragraph. If all of the conditions precedent set forth in the conditional receipt are fulfilled exactly, interim coverage under the conditional receipt will take effect on the date upon which all initial application requirements have been completed. The initial application requirements consist of full completion and signing of the application and all necessary supplements, and any medical exams and tests required by the Company's published rules. The amount of the interim coverage is: the lesser of $1,000,000 or the amount applied for, if the proposed insured is insurable on a standard or more favorable basis; or, the lesser of $100,000 or the amount applied for, if the proposed insured is insurable only on a basis less favorable than standard. Interim coverage provided under the conditional receipt ends on the earliest of: (1) 75 days after the date coverage commenced under the conditional receipt, (2) the date the Company mails the proposed owner a premium refund and notice that the Company will not consider the application on a prepaid basis, (3) the date the Company mails the proposed owner a premium refund and a notice that no Policy will be issued on the application, or (4) the date a Policy is presented to the proposed owner (whether or not accepted by the proposed owner).

     Pending receipt of approval by the states of California and New York of the conditional receipt described above, a different conditional receipt will continue to be used in those states. Under the conditional receipt in use in those states, interim coverage starts on the later of: (1) the date of completion of the application and supplements thereto or (2) the date any required medical exam or other medical tests are completed. However, if all the conditions of the receipt are met except any required medical exam or test, insurance is provided under the conditional receipt not to exceed the maximum amount available based on the Company's underwriting rules without the medical exam or test. The amount of the interim coverage is: the lesser of $1,000,000 or the amount applied for, if the proposed insured is insurable at the Company's Standard rate or at the rate applied for or at a better rate; or, the lesser of $100,000 or the amount applied for, if the proposed insured is insurable only at a higher premium rate than the Company's standard premium rate and the premium rate applied for. Interim coverage provided under the conditional receipt ends on the earlier of: (1) five days after a nonacceptance notice is mailed by the Company to the applicant, (2) the day before the policy date when the Policy is issued as applied for, (3) the date a Policy issued other than as applied for is presented to the applicant for acceptance, or (4) 75 days after the date coverage commenced under the conditional receipt.

     If the Company determines to issue a Policy and has received the required minimum initial premium, the Policy will be given a policy date. The policy date is the date by which both the application and a premium payment in an amount at least equal to the required minimum initial premium for the Policy have been received in the home office of the Company. The Company does not date Policies on the 29th, 30th or 31st day of any month of the year. Policies which would otherwise be dated on these days except for this rule will be dated on the 28th day of the month. The policy date is shown on the Policy's data pages.

Payment Of Premiums

     Premiums must be paid to the Company at its home office. There is no fixed schedule of premium payments on a Policy, either as to the amount or timing of the payments, although a minimum premium is required during the first twelve policy months (the "Minimum Required Premium"). A policyowner may determine, within specified limits, the planned periodic premium schedule for the Policy. These limits will be set forth by the Company and will include a minimum initial premium payment. Planned periodic premium schedules may provide for annual, semi-annual, quarterly or monthly withdrawal payments. A "pre-authorized withdrawal" allows the Company to deduct premiums, on a monthly basis, from the policyowner's checking or other financial institution account. The policyowner is not required to pay planned periodic premiums. Failure to make any premium payment will not necessarily result in termination of a Policy provided that (1) any Minimum Required Premium is paid and the Policy's net surrender value equals or exceeds the monthly deduction on the current monthly date or (2) the death benefit guarantee rider is in effect. Likewise, payment of premiums in accordance with the planned periodic premium schedule does not guarantee that the Policy will stay in force if the Policy's net surrender value is not at least equal to the current monthly deduction on the monthly date, unless such premiums meet the death benefit guarantee premium requirement.

     The Company will send premium reminder notices in accordance with planned periodic premium schedules. Premium payments may also be made by unscheduled premium payment made to the Company at its home office or by payroll deduction where allowed by law and approved by the Company. During the fiscal year ended December 31, 1995 the Company received premium payments totaling $7,349,359.

Premium Limitations

     In no event can the total of all premiums paid exceed the current maximum premium limitations required by the Internal Revenue Code in order to qualify a Policy as a life insurance contract. The premium limitations are imposed in order to assure favorable federal income tax treatment of the Policy and its death benefit. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, the Company will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the maximum premium limitations specified in the Internal Revenue Code. No premium payment may be less than $30, except the minimum monthly premium for Policies issued to insure persons ages 0 to 14 may be no less than $15. Premium payments less than the minimum amount will be returned to the policyowner.

     It is possible a premium payment could increase a Policy's death benefit by more than it increases the Policy's accumulated value because of the manner in which the Policy's death benefit is calculated. In order to qualify a Policy as a life insurance contract under provisions of the Internal Revenue Code, the death benefit must be at least equal to an applicable percentage of the accumulated value. This percentage starts at 250% for insureds age 40 and under and grades down to 100% for insureds age 95. For example, a hypothetical Policy insuring the life of a 35-year old with an accumulated value of $20,000 must have a death benefit in at least the amount of $50,000 ($20,000 x 250%, the applicable percentage). Suppose a premium is paid that, after deduction of the premium expense charge, increases this hypothetical Policy's accumulated value by $1,000. The Internal Revenue Code test requires that the death benefit for the hypothetical Policy be at least $52,500 ($21,000 x 250%). Hence, if the death benefit before the premium were $50,000, the $1,000 increase in accumulated value would produce a $2,500 increase in the death benefit of this hypothetical Policy. In such a situation where a premium payment increases a Policy's death benefit by more than it increases the Policy's accumulated value, the Company reserves the right to refund the premium payment. Evidence of insurability under the Company's current underwriting rules then in effect may be required before acceptance of any such premium.

Allocation Of Premiums

     The initial premium payment, less the premium expense charge, is allocated to the Money Market Division of the Separate Account on the later of the policy date or the end of the valuation period during which the first premium is received. Any additional premiums received at the home office of the Company during the first 45 days from the policy date, less premium expense charges, will be allocated to the Money Market Division. On the 46th day from the policy date, accumulated value held in the Money Market Division is automatically transferred to the Divisions of the Separate Account in accordance with the policyowner's direction for allocation of premium payments.

     Premium payments received after expiration of the initial 45-day period described above are allocated among the Divisions in accordance with the directions in the application for the Policy. For each Division, the allocation percentage must be zero or a whole number not less than ten. The sum of the percentages for all the Divisions must equal 100. The policyowner may change the allocation of future premium payments among the Divisions without payment of any fee or penalty, at any time, by written request to the Company. Allocation percentages must be approved by the Company. New allocation percentages, once approved by the Company, will be effective as of the date written request was received at the home office of the Company.

Policy "Free Look"

     The policyowner has a limited right to return the Policy for cancellation and receive a refund in an amount equal to the premiums paid. The request to cancel a Policy must be in writing. The written request and the Policy must be personally delivered or mailed to the home office of the Company or to the agent or broker who sold the Policy before the later of:

     *   10 days after the Policy is received by the policyowner;

     * 10 days after a written notice is delivered to the policyowner which tells about the cancellation right; or

     *   45 days after the policyowner completes the application.

     Any increase in face amount will carry its own free look period. If a face amount increase is cancelled pursuant to this right or if the Company does not approve a requested face amount increase, the Company will refund to the policyowner the portion of any premiums paid with the adjustment application and during this free look for face amount increase period which are attributable to the increase, unless directed otherwise by the policyowner. The portion of the premiums paid attributable to the face amount increase is determined by use of the ratio guideline annual premiums for the increase to guideline annual premiums for the Policy. The Company will also reverse the amount of any monthly deduction attributable to the face amount increase and return it to the Policy's accumulated value, unless the policyowner and the Company agree on another method of refund.

     The refunded amount will ordinarily be disbursed by the Company to the policyowner within seven days after the request for cancellation is received in the Company's home office. (See "Postponement of Payments," page 30.)

Policy Termination

     An initial minimum premium payment is required to commence coverage under a Policy. A minimum premium is required during the first twelve policy months (the "Minimum Required Premium"). A notice of impending termination of a Policy will be sent if, during the 12 months following the policy date, the sum of the premiums paid is less than the Minimum Required Premium on a monthly date. The Minimum Required Premium on a monthly date is equal to (1) times (2) where:

     1.  Is the minimum monthly premium shown on the data page; and

     2.  Is one plus the number of completed months since the policy date.

     Further, a notice of impending termination of a Policy will be sent if the net surrender value of the Policy is not at least equal to the monthly deduction on the current monthly date, and the death benefit guarantee premium requirement has not been satisfied. (See "Death Benefit Guarantee Rider" page 28.)

     The grace period begins when a notice of impending termination is mailed to a policyowner. The notice will be sent to the last post office address of the policyowner known to the Company. It will show the minimum payment required to keep the Policy in force. The notice will also show the 61-day period during which the Company will accept the required payment.

     If the grace period begins because the sum of the premiums paid is less than the Minimum Required Premium, the minimum payment is the past due Minimum Required Premium, which is:

     1.  The Minimum Required Premium due on the next following monthly date.

         LESS

     2.  The sum of the premiums paid since the policy date.

     If the grace period ends before receipt by the Company of the past due Minimum Required Premium, the Company will pay to the policyowner any remaining value in the Policy which would be the excess of (1) over (2) where:

     1. Is the net surrender value on the monthly date at the start of the grace period; and

     2.  Is the two monthly deductions applicable during the grace period.

     The refunded amount will ordinarily be disbursed by the Company to the policyowner within seven days after the request for cancellation is received in the Company's home office. (See "Postponement of Payments," page 30.)

     If the grace period begins because the net surrender value is less than the current monthly deduction, the minimum payment is three times the monthly deduction which was due and unpaid. This payment is intended to reimburse the Company for the monthly deductions during the 61-day grace period and provide sufficient accumulated value to pay the monthly deduction for the first monthly date following the grace period. There is no guarantee the amount requested at the beginning of the grace period will be sufficient to actually meet the three monthly deductions as they are processed. Should the Policy's net surrender value not at least equal the monthly deduction on any monthly date, a new 61-day grace period will commence.

     The Policy will continue in force through a grace period; but, if the required payment is not received by the Company during the 61-day period, the Policy will terminate as of the monthly date on or immediately preceding the start of the grace period. If the insured dies during a grace period, the policy proceeds will be reduced by the amount of the monthly deduction or deductions due and unpaid at the insured's death, as well as by loans and unpaid loan interest.

     A Policy will also terminate if the policyowner makes a total surrender of the Policy, the death proceeds under the Policy are paid or the maturity proceeds under the Policy are paid. When a Policy terminates for any reason, all policy privileges and rights of the policyowner under the Policy end.

Reinstatement

     A policyowner may, however, reinstate a Policy which terminated as a result of insufficient premium payment, subject to certain conditions. A Policy may be reinstated only prior to the maturity date and while the insured is alive. The application for reinstatement must be personally delivered or mailed to the Company at its home office within three years of a Policy's termination. (In some states, the Company is required by law to provide a longer period of time within which a Policy may be reinstated.) Satisfactory proof of insurability based upon the Company's underwriting rules then in effect and payment of a reinstatement premium of at least the greater of (1) an amount that, after deduction of premium expense charges, is sufficient to allow at least three monthly deductions or (2) the past due Minimum Required Premium are required. Payment of monthly deductions for the period of termination is not required. If a policy loan or loan interest was unpaid at the time of termination, the Company will require repayment or reinstatement of the loan and any loan interest before permitting reinstatement of the Policy. Loan interest will not be charged for the period the Policy was terminated. Reinstatement will be effective on the next monthly date following the Company's approval of the reinstatement application. The policy date of the Policy will remain the original policy date and will not be changed at reinstatement, although surrender charges for total surrender following reinstatement will resume at the rate charged at the time of the Policy's termination, as adjusted for the payment of past due premiums, if any. Upon reinstatement of a Policy, all the rights and privileges of the owner are restored.

DEATH BENEFITS AND RIGHTS

Death Proceeds

     As long as a Policy remains in force, the Company will, upon proof of the insured's death, pay the death proceeds under the Policy to the named beneficiary in accordance with the designated death benefit option. The death proceeds, determined as of the date of the insured's death, are: the death benefit described below, plus the proceeds from any benefit rider on the insured's life, less any loan and loan interest on the Policy, and less any overdue monthly deductions if the insured died during a grace period. All or part of the death proceeds may be paid in cash or applied under one or more of the benefit options available under the Policy. The Company pays interest on the death proceeds from the date of death until date of payment or until applied under a benefit option. Interest on death proceeds is at a rate the Company determines, but not less than required by state law.

Death Benefit

     The Policy provides two death benefit options: Option 1 and Option 2. The policyowner designates the death benefit option in the application. Both Option 1 and Option 2 provide insurance protection combined with the opportunity for increasing accumulated value. Under Option 1, the amount of death benefit remains level (until the accumulated value exceeds certain limits). Under Option 2, the total death benefit increases as the accumulated value increases. Thus, Option 1 emphasizes the growth of accumulated value while Option 2 emphasizes the total available death benefit.

        Option 1

        The death benefit is the greater of the Policy's current face amount or the Policy's accumulated value on the date of death multiplied by the applicable percentage.

        Option 2

        The death benefit is the greater of the Policy's current face amount plus its accumulated value on the date of death or the Policy's accumulated value on that date multiplied by the applicable percentage.

Applicable Percentage

     The Policy provides that the death benefit is at least equal to the amount of insurance proceeds required by the Internal Revenue Code to qualify the Policy as a life insurance contract. That death benefit amount is calculated by multiplying the Policy's accumulated value by an applicable percentage set forth in the Internal Revenue Code based on the insured's age. The applicable percentages are:

                        TABLE OF APPLICABLE PERCENTAGES*

                 (For ages not shown, the applicable percentages
            shall decrease by a pro rata portion for each full year.)
            Insured's Attained Age                                %
            ----------------------                               ---
                 40 and under                                    250
                 45                                              215
                 50                                              185
                 55                                              150
                 60                                              130
                 65                                              120
                 70                                              115
                 75 through 90                                   105
                 95                                              100

*The Company has reserved the right, where allowed by law, to change or delete the applicable percentages as required by amendments to the Internal Revenue Code.

     Illustration of Option 1. Assume that the insured's attained age at the time of death is between 20 and 40, that there are no policy loans or loan interest unpaid at the time of death, and that the face amount of the Policy is $25,000.

     Under Option 1, because the death benefit will be equal to or greater than 250% of the accumulated value under this illustrative Policy, any time the accumulated value of the Policy exceeds $10,000, the death benefit will exceed the Policy's $25,000 face amount. Each additional dollar added to accumulated value above $10,000 will increase the death benefit by $2.50. Similarly, any time accumulated value exceeds $10,000, each dollar taken out of accumulated value will reduce the death benefit by $2.50. If, for example, the accumulated value is reduced from $12,000 to $10,000 because of charges or negative investment performance, the death benefit will be reduced from $30,000 to $25,000. If, however, at any time in this illustration 250% of the accumulated value is less than $25,000 and no partial surrenders have been made, the death benefit will equal $25,000. A partial surrender causes the face amount to decrease by the amount of the partial surrender and the transaction charge.

     Illustration of Option 2. Assume that the insured's attained age at the time of death is between 20 and 40, that there are no policy loans or loan interest unpaid at the time of death, and that the face amount of the Policy is $25,000.

     Under Option 2, a Policy with an accumulated value of $5,000 will have a death benefit of $30,000 ($25,000 + $5,000); an accumulated value of $15,000 will yield a death benefit of $40,000 ($25,000 + $15,000). The death benefit under this illustrative Policy, however, must be at least equal to 250% of accumulated value (accumulated value plus 150% of accumulated value). As a result, if the accumulated value of the Policy exceeds $16,667, the death benefit will be greater than the face amount plus accumulated value. Each additional dollar of accumulated value above $16,667 will increase the death benefit by $2.50. A contract on a 40-year old insured that has an accumulated value of $20,000 will provide a death benefit of $50,000 (250% x $20,000). Similarly, any time accumulated value exceeds $16,667, each dollar taken out of accumulated value reduces the death benefit by $2.50. If, for example, the accumulated value is reduced from $20,000 to $17,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $50,000 to $42,500. If, however, at any time in this illustration 250% of the accumulated value were less than $25,000 plus accumulated value, the death benefit would be $25,000 plus the accumulated value of the Policy.

     The Company guarantees that, so long as the Policy remains in force, the death benefit under either death benefit option will never be less than the current face amount of the Policy. However, the death proceeds payable may be less than the death benefit in the event of policy loans, unpaid loan interest or overdue monthly deductions.

Change in Death Benefit Option

     A policyowner may make a written request to change the death benefit option on or after the first anniversary of a Policy. Only two changes in death benefit option are allowed per policy year. There are no charges or fees for changing the death benefit option. Any written request for change in death benefit option must be approved by the Company. The effective date of any change will be the monthly date that coincides with or next follows the day the request for change is approved by the Company. A change in death benefit option will affect future cost of insurance charges.

     If the death benefit option is changed from Option 1 to Option 2, the new face amount will be the old face amount decreased by the Policy's accumulated value as determined on the effective date of the change. This change will not be allowed if it will result in a face amount less than the minimum face amount of $25,000. Changing from Option 1 to Option 2 may require evidence of insurability satisfactory to the Company that the insured is insurable for the new death benefit under its underwriting rules then in effect.

     If the death benefit option is changed from Option 2 to Option 1, the new face amount will be the old face amount increased by the Policy's accumulated value as determined on the effective date of the change. Changing from Option 2 to Option 1 does not require evidence of insurability.

Adjustment Options

     A policyowner may make a written request to increase the face amount of a Policy at any time, so long as the Policy is not in a grace period or monthly deductions are not being waived under a rider. A policyowner may make a written request to decrease the face amount at any time on or after the first Policy anniversary so long as the Policy is not in a grace period or monthly deductions are not being waived under a rider. Any written request for adjustment of face amount must be approved by the Company and is subject to these additional conditions:

     1. Any request for an increase in face amount must be applied for by a supplemental application, signed by the insured, and shall be subject to evidence of insurability satisfactory to the Company under its insurance underwriting guidelines and suitability rules and procedures then in effect. The minimum increase in face amount is $5,000. The age of the insured must be 75 or less at the time of the request.

     2. A request for a decrease in face amount must be applied for by a supplemental application, signed by the insured, and may not reduce the face amount of the Policy below $25,000.

     3. Any increase in face amount will be in a risk classification the Company determines.

     4. Any adjustment approved by the Company will become effective on the monthly date that coincides with or next follows the Company's approval of the request.

     Any increase in face amount will carry its own free look period and exchange right, which apply only to the increase in face amount, not the entire Policy. The policyowner has a limited right to cancel the face amount increase. The request to cancel a face amount increase must be in writing. The written request and the Policy data pages reflecting the increase must be personally delivered or mailed to the home office of the Company or to the agent or broker who sold the face amount increase before the later of:

     * 10 days after Policy data pages reflecting the increase are received by the policyowner;

     * 10 days after a written notice is delivered to the policyowner which tells about the cancellation of face amount increase right; or

     * 45 days after the policyowner completes the application for the face amount increase.

     If a face amount increase is cancelled pursuant to this right or if the Company does not approve a requested face amount increase, the Company will refund to the policyowner only that portion of premiums paid with the adjustment application and during the free look period attributable to the face amount increase, unless directed otherwise by the policyowner. The refundable portion of premiums paid is determined in the same manner as described in the paragraph below for determining the portion of the Policy's accumulated value attributable to the face amount increase. Any amount to be refunded will ordinarily be disbursed by the Company to the policyowner within seven days after the request for cancellation of the face amount increase is received in the Company's home office or the request for face amount is disapproved by the Company. (See "Postponement of Payments," page 30.) The Company will also reverse the amount of any monthly deduction attributable to the face amount increase and return it to the Policy's accumulated value unless the policyowner and the Company agree on another method of refund.

     During the first 24 policy months following issuance of Policy data pages reflecting an increased face amount, but not while the Policy is in a grace period, the policyowner may exchange the increased face amount for any other form of fixed benefit individual life insurance policy (other than term insurance) currently made available by the Company for this purpose on the insured's life. On the date of exchange, a portion of the Policy's accumulated value attributable to the increase will be transferred to the fixed benefit policy. The portion of the Policy's accumulated value attributable to the increase in face amount is determined by use of the ratio of guideline annual premiums for the increase to guideline annual premiums for the Policy, determined at the adjustment date for the face amount increase.

     Premium payments made under the Policy after exercise of this exchange right will be credited only to the Policy. A new Policy will be issued upon exercise of the exchange right which will require payment of its own premiums. A portion of any policy loan and loan interest may be required to be repaid prior to the exchange or transferred to the new Policy. In all other respects, this exchange right for face amount increases is the same as that available for the purchase of the Policy (See "Right to Exchange Policy," page 31.)

POLICY VALUES

Calculation of Accumulated Value

     The Policy's accumulated value is equal to the total of its investment account values and any amounts in the Policy's loan account. An investment account is established for each Division of the Separate Account, representing the interest of the Policy for such Division. A Policy's investment account value for each Division is equal to the number of units in that investment account multiplied by the Division's unit value.

     When an amount is allocated or transferred to a Division, units are credited to the appropriate investment account. When an amount is deducted or transferred from a Division, units of the appropriate investment account are cancelled. The number of units and fractional units credited or cancelled is equal to the dollar amount of the transaction divided by the unit value of the Division for the valuation period when the transaction occurs. The unit value of each Division is determined on each valuation date. The number of units credited or cancelled will not change because of subsequent changes in unit value. The dollar value of each Division's units will vary depending upon the investment performance of the corresponding mutual fund.

Units

     On the later of the policy date or the end of the valuation period during which the first premium is received, the number of units in an investment account equals: (1) the first net premium allocated to that Division; less (2) the monthly deduction withdrawn from that Division for the first policy month; divided by (3) the unit value for that Division on that valuation date. At the end of each valuation period thereafter, the number of units in an investment account equals (1) plus (2) plus (3) less (4) less (5) less (6) where:

     (1) is units in the investment account on the previous valuation date;

     (2) is units credited to the investment account when any additional net premium is allocated to the Division during the current valuation period;

     (3) is units credited for transfers from another Division or from the loan account during the current valuation period;

     (4) is units cancelled for transfers to another Division, transaction charges, or transfers to the loan account to secure a policy loan during the current valuation period;

     (5) is units cancelled for partial surrenders and transaction charges during the current valuation period; and

     (6) is units cancelled to pay the monthly deduction from the Division whenever a valuation period includes a monthly date.

Unit Values

     The unit value of each Division's units was initially established at $10.00. Thereafter, the unit value of a Division on any valuation date is calculated by multiplying (1) by (2) where:

     (1) is the Division's unit value on the previous valuation date; and

     (2) is the net investment factor for the current valuation period.

     The unit value of each Division's units on any day other than a valuation date is the unit value as of the next valuation date.

Net Investment Factor

     The net investment factor measures the investment performance of each Division and is used to determine changes in unit value from one valuation period to the next valuation period. The net investment factor for a valuation period is equal to:

     1.  The quotient obtained by dividing:

         a. the net asset value of a share of the underlying mutual fund as of the end of such valuation period, plus the per share amount of any dividend or other distribution made by that mutual fund during such valuation period (less any amount charged against the Division for taxes or any amount set aside during the valuation period by the Company to provide for taxes attributable to the operation or maintenance of that Division); by

         b. the net asset value of a share of that mutual fund as of the end of the immediately preceding valuation period;

     LESS

     2. a current mortality and expense risks charge of .0020548% on a daily basis (.75% on an annual basis) for the number of days within such valuation period. The mortality and expense risks charge is guaranteed not to exceed .0024658% on a daily basis (.90% on an annual basis).

     The amount of any taxes charged against a Division or set aside and the amount derived from the mortality and expense risks charge will be accrued daily and will be transferred from the Separate Account to the general account of the Company at the discretion of the Company.

Valuations in Connection with a Policy

     All valuations in connection with a Policy, i.e., determining units to be credited or cancelled with respect to investment accounts, determining net surrender value, and calculation of the death benefit on the insured's death, will be made on the date of the transaction or on the date of the insured's death, if applicable, if such date is a valuation date. Otherwise, such determination will be made on the next succeeding day which is a valuation date for the Policy.

Transfers

     Accumulated value may be transferred among the Divisions. The total amount transferred each time must be at least $250 unless a lesser amount constitutes the Policy's entire accumulated value in a Division. The effective date of a transfer is the date the request is received at the home office of the Company. All transfers with the same effective date count as one transfer. Four transfers may be made in any one year without charge to the policyowner. Thereafter, a transaction charge of $25 is imposed to cover administrative costs for each transfer. The transaction charge is deducted on a prorated basis from the Divisions from which accumulated value is transferred, unless the policyowner directs the Company to deduct the transaction charge from only one Division. The transaction charge is deducted from the affected Divisions before accumulated value held in those Divisions is transferred. If the transfer of a Policy's entire accumulated value in a Division is requested, the amount transferred will be the Policy's accumulated value in the Division, less any transaction charge.

Policy Loans

     So long as a Policy remains in effect and the Policy has loan value, a policyowner may borrow money from the Company using the Policy as the only security for the loan. A Policy's loan value, which is the maximum amount that may be borrowed, is (1) minus (2) where: (1) is 90% of the Policy's surrender value and (2) is any outstanding policy loans and unpaid loan interest. The loan value is determined as of the loan date. The loan date is the date a loan request is processed at the home office of the Company.

     The minimum amount of any policy loan is $500. Proceeds of policy loans ordinarily will be disbursed within seven days from the date of receipt of a written request at the Company's home office. (See "Postponement of Payments," page 30.)

     When a policy loan is made, a portion of the Policy's accumulated value equal to the amount of the loan is transferred to the loan account from the Divisions in the proportion requested by the policyowner. If no request for allocation of the loaned amount is made by the policyowner, the loan amount will be withdrawn from the Divisions in the same proportion as was the most recent monthly deduction. Any loan interest that is due and unpaid will be transferred in the same manner. Accumulated value in the loan account will accrue interest daily at an effective annual rate of six percent. Such interest will be transferred to the Separate Account and allocated on the policy anniversary to the Divisions in the proportion currently designated by a policyowner for the allocation of premium payments. A Policy's loan account is part of the Company's general account.

     The Company charges interest on policy loans. Interest accrues daily at an effective annual rate of eight percent. Interest is due and payable at the end of the policy year. Any interest not paid when due is added to the loan principal and bears interest at the rate of eight percent. Adding unpaid interest to the loan principal will cause additional amounts to be withdrawn from the Divisions in the same manner as described above for loans. Amounts withdrawn from the Divisions for unpaid loan interest will be transferred to the loan account.

     Unpaid policy loans and loan interest reduce the Policy's net surrender value and may cause it to be less than the monthly deduction on a monthly date. If on any monthly date the net surrender value is not sufficient to pay the monthly deduction, the 61-day grace period provision will apply. (See "Policy Termination," page 14.)

     So long as a Policy remains in force, policy loans and loan interest may be repaid in whole or in part at any time during the insured's life. The minimum loan repayment amount is $30. If the policyowner does not designate a payment as a premium payment or if the Company cannot identify it as a premium payment, the Company will apply the payment received as a loan repayment. Accumulated value in the loan account equal to the loan repayment will be transferred to the Divisions in the proportion currently designated by a policyowner for the allocation of premium payments. Any policy loan, whether repaid or not, is likely to have a permanent effect on the Policy's accumulated value. Accumulated value held in the Policy's loan account will earn interest at an effective annual fixed rate of six percent. If the policy loan had not been made, that accumulated value would have reflected the investment experience of the chosen Division or Divisions. Any policy loans and loan interest are subtracted from life insurance proceeds payable at the insured's death, from surrender value upon total surrender or termination of a Policy when a grace period expires without sufficient premium payment, and from accumulated value payable at maturity.

Surrender

     A Policy has a surrender value and a net surrender value. The surrender value of a Policy is its accumulated value less the surrender charge. The net surrender value of a Policy is its surrender value less any loans and loan interest.

     So long as the Policy is in effect, a policyowner may elect to surrender the Policy and receive its net surrender value as of the date the Company receives the policyowner's written request at its home office. After the first policy anniversary and so long as a Policy is in effect, a policyowner may request a partial surrender of the accumulated value of the Policy, but no more than two times per policy year. The minimum amount of a partial surrender is $500 and the maximum amount of any one partial surrender is 50% of the Policy's net surrender value at the time written request for partial surrender is received at the Company's home office. A transaction charge of the lesser of $25 or two percent of the amount surrendered is imposed on each partial surrender, which is intended to cover the administrative costs of processing the partial surrender. There is no surrender charge assessed upon a partial surrender. The Policy's accumulated value reduces by the amount of the partial surrender plus the amount of the transaction charge. If the Option 1 death benefit is in effect at the time of a partial surrender, then the Policy's face amount also reduces by the amount of the partial surrender and the transaction charge.

     A policyowner may designate the amount of the partial surrender to be withdrawn from each of the Divisions. If no designation is made, the amount of the partial surrender will be withdrawn from the Divisions in the same proportion as the most recent monthly deduction. The transaction charge is deducted on a prorated basis from the Divisions from which accumulated value is surrendered unless the policyowner directs the Company to deduct the transaction charge from only one Division.

     A surrender charge is imposed upon total surrender of a Policy which occurs at any time within the first ten years after the policy date. In addition, if total surrender of a Policy occurs at any time within the first ten years after the adjustment date of a face amount increase, a surrender charge attributable to the face amount increase will be imposed. (See "Surrender Charge," page 22.) Proceeds from partial or total surrender of a Policy will ordinarily be disbursed within seven days from the date of receipt of a written request at the Company's home office. (See "Postponement of Payments," page 30.)

CHARGES AND DEDUCTIONS

     The Company will make certain charges and deductions to support the operation of the Policy and the Separate Account. Some charges will be deducted from premium payments as received, some charges will be deducted from the Policy's accumulated value on a monthly basis, some charges will be deducted on a daily basis from the value of the Separate Account, and other charges will be deducted from the Policy's accumulated value upon total surrender or termination of a Policy. In addition, there are fees for the administrative costs involved in processing certain transfers and all partial surrenders of accumulated value.

Premium Expense Charge

     Upon receipt of each premium payment, the Company deducts a premium expense charge. The premium expense charge includes a 5% of premium sales load and a premium tax charge of 2%. For the period ended December 31, 1995, the Company collected $367,468 in premium expense charges and $146,987 in premium tax charges. In addition, a sales load of up to a maximum of 25% of the minimum first year premium may be imposed as a part of a surrender charge upon total surrender or termination of a Policy for insufficient value. Sales loads, including the sales load portion of the surrender charge more fully described below, are intended to compensate the Company for distribution expenses including registered representatives' commissions, the printing of prospectuses and sales literature, and advertising. The sales loads imposed in any policy year are not necessarily related to actual distribution expenses incurred in that year. Instead, the Company expects to incur the majority of distribution expenses in the early years of a Policy and to recover any deficiency over the life of a Policy. To the extent distribution expenses exceed sales loads (including the sales load portion of surrender charges, if any) in any year, the Company will pay them from its other assets or surplus in its general account, which includes amounts derived from mortality and expense risks charges and from mortality gains.

     The premium tax charge portion of the premium expense charge is deducted to cover premium taxes imposed against the Company by governmental entities. The premium tax charge, which cannot be changed, is not expected to exceed the premium taxes charged to the Company.

     No reduction in the charge is made to reflect the fact that in some states the Company may pay state income taxes in lieu of a portion of the premium tax liability for that state.

Monthly Deduction

     On each monthly date, the Company will deduct from the accumulated value of a Policy an amount to cover certain charges and expenses incurred in connection with the Policy. The monthly deduction consists of a monthly administration charge, a charge for the cost of insurance and a charge for any optional benefits added by rider. During the period ended December 31, 1995 administrative and cost of insurance charges totaled $1,539,242.

     The current monthly administration charge for a Policy is $4.75 per month and is guaranteed never to exceed $5.00 per month. The Policy also provides for a contingent deferred administration charge which is a part of the surrender charge imposed upon total surrender or termination of a Policy when a grace period expires without sufficient premium payment. The monthly administration charge and the deferred administration charge reimburse the Company for the recurring administrative expenses related to the Policy and the Separate Account. These expenses are expenses other than sales expenses and include, for example, the cost of processing applications, conducting medical examinations, determining insurability, establishing policy records, premium reminders and collection, record keeping, processing death benefit claims and policy changes, reporting, and overhead costs. The Company does not expect to recover from the administration charges any amount above its accumulated expenses associated with the Policies and the Separate Account.

     The monthly cost of insurance charge is calculated as (1) multiplied by the result of (2) minus (3) where:

     (1) is the cost of insurance rate as described below divided by 1,000;

     (2) is the death benefit at the beginning of the policy month; and

     (3) is the accumulated value at the beginning of the policy month.

     The cost of insurance rate is based on the sex, attained age and risk classification of the insured under the Policy. (For Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans, the cost of insurance is not based on the sex of the insured.) The rate will be determined by the Company based upon its expectations as to future mortality experience, but the rate will never exceed the rate shown in the Table of Monthly Guaranteed Cost of Insurance Rates set forth in the Policy. These guaranteed maximum rates are based on the 1980 Smoker and Nonsmoker Commissioners Standard Ordinary Mortality Tables. The table used will be male or female according to the sex of the insured (where allowed by law). Any change in current cost of insurance rates will apply to all individuals of the same age, sex and risk classification of the insured. However, different maximum cost of insurance rates may apply to any face amount increases under a Policy.

     The monthly deduction is made only from the Policy's accumulated value held in the Divisions of the Separate Account. No deduction is made from any accumulated value of the Policy held in the Company's general account for the purpose of securing policy loans. The amount deducted from each Division will be in accordance with policyowner instruction on the application for the Policy. The policyowner's choice of monthly deduction allocation percentages may be: (1) the same as the allocation percentages for premiums, (2) on a prorated basis or
(3) any other method of allocation agreed upon by the policyowner and the Company. For each Division, the allocation percentages must be zero or a whole number not less than ten nor greater than 100. The allocation percentages chosen by the policyowner must total 100. Requests for changes in allocation percentages are effective on the next monthly date following approval by the Company. If following the policyowner's instruction as to allocation of monthly deductions would not be possible on any monthly date due to insufficient accumulated value of the Policy in an affected Division, deductions will be allocated on a prorated basis.

Mortality and Expense Risks Charge

     The Company will assess a charge on a daily basis against each Division equal to .75% (on an annual basis) of the value of the Division to compensate the Company for its assumption of certain mortality and expense risks in connection with the Policy. Specifically, the Company bears the risk that the costs of death benefits under the Policies will be greater than anticipated. The Company also assumes the risk that the actual cost incurred by it to administer the Policies will not be covered by charges assessed under the Policies. This charge is guaranteed never to exceed .90% on an annual basis of the assets of each Division. During the period ended December 31, 1995 mortality and expense risk charges totaled $95,590.

Transaction Charge

     A transaction charge of the lesser of $25 or 2% of the amount being surrendered is imposed on each partial surrender of accumulated value. A transaction charge of $25 is imposed on each transfer of accumulated value among Divisions exceeding four per policy year. All transfers with the same effective date count as one transfer.

Surrender Charge


     During the first ten policy years, the Company will assess a surrender charge upon total surrender of a Policy or termination of a Policy when a grace period expires without sufficient premium payment. The amount of the charge assessed per $1,000 of face amount depends upon the sex (where allowed by law) and attained age of the insured on the policy date and how long the Policy has been in force. In addition, the Company will assess a surrender charge upon surrender or termination of a Policy for insufficient premium payment which occurs during the first ten policy years after the adjustment date for a face amount increase. The amount of the surrender charge assessed per $1,000 of net increase in face amount depends upon the sex (where allowed by law) and attained age of the insured on the adjustment date and how long the increase has been in force. (For Policies issued in states requiring unisex pricing or in connection with employment related insurance and benefit plans, the surrender charge is not based on the sex of the insured.) Thus, surrender of a Policy or termination of a Policy for insufficient value within the first ten policy years and within ten years after the adjustment date of a face amount increase will result in assessment of a composite surrender charge representing the charge imposed on the initial face amount and the charge imposed on the face amount increase. The surrender charge builds up on a monthly basis during the first policy year (and during the first year after a face amount increase), remains level to the end of the third policy year (and to the end of the third year after a face amount increase) and grades down gradually each year thereafter to zero in the tenth policy year (and in the tenth year after a face amount increase). Surrender charges do not decrease when the face amount of a Policy is decreased. No additional surrender charges apply when the death benefit under a Policy is changed from Option 2 to Option 1.



     The surrender charge is comprised of two parts: A contingent deferred sales charge and a contingent deferred administration charge. The contingent deferred sales charge portion of the surrender charge is assessed to recover sales expenses and is in addition to the 5% sales charge which is deducted when premium payments are made. The contingent deferred sales charge will not exceed 25% of this minimum first year premium.


     The contingent deferred administration charge portion of the surrender charge is intended to reimburse the Company for administrative expenses associated with the Policy and the Separate Account and is in addition to the monthly administration charge for a Policy. The surrender charge is a contingent charge and will never be assessed if total surrender of a Policy or termination of a Policy for insufficient value does not occur within the first ten policy years or within ten years of the adjustment date for a face amount increase.


     During the period ended December 31, 1995 the Company received surrender charges totaling $66,485.


                FIRST YEAR CONTINGENT DEFERRED SURRENDER CHARGES
                            per $1000 of Face Amount
                                   Male Lives

 Issue            Adm.             Sales              Total              Issue             Adm.             Sales             Total
   Age           Charge            Load              Charge               Age             Charge            Load             Charge

   0              0.43             0.89               1.32                40               2.31             1.71              4.02
   1              0.69             0.63               1.32                41               2.38             1.81              4.19
   2              0.72             0.62               1.34                42               2.47             1.91              4.38
   3              0.74             0.62               1.36                43               2.56             2.02              4.58
   4              0.77             0.62               1.39                44               2.65             2.14              4.79
   5              0.80             0.61               1.41                45               2.74             2.27              5.01
   6              0.84             0.60               1.44                46               2.86             2.39              5.25
   7              0.87             0.60               1.47                47               3.00             2.50              5.50
   8              0.91             0.60               1.51                48               3.14             2.63              5.77
   9              0.93             0.61               1.54                49               3.30             2.76              6.06

  10              0.96             0.62               1.58                50               3.46             2.90              6.36
  11              0.97             0.65               1.62                51               3.63             3.06              6.69
  12              0.97             0.69               1.66                52               3.81             3.23              7.04
  13              0.96             0.74               1.70                53               4.01             3.40              7.41
  14              0.95             0.80               1.75                54               4.22             3.58              7.80
  15              0.93             0.86               1.79                55               4.44             3.78              8.22
  16              0.92             0.91               1.83                56               4.69             3.98              8.67
  17              0.91             0.96               1.87                57               4.97             4.18              9.15
  18              0.92             1.00               1.92                58               5.26             4.40              9.66
  19              0.93             1.03               1.96                59               5.55             4.66             10.21

  20              1.02             0.99               2.01                60               5.82             4.98             10.80
  21              1.07             0.99               2.06                61               6.05             5.37             11.42
  22              1.11             1.00               2.11                62               6.27             5.83             12.10
  23              1.16             1.01               2.17                63               6.48             6.34             12.82
  24              1.22             1.01               2.23                64               6.70             6.89             13.59
  25              1.28             1.02               2.30                65               6.95             7.47             14.42
  26              1.34             1.03               2.37                66               7.24             8.07             15.31
  27              1.41             1.04               2.45                67               7.55             8.71             16.26
  28              1.47             1.06               2.53                68               7.88             9.40             17.28
  29              1.53             1.09               2.62                69               8.22            10.16             18.38

  30              1.60             1.11               2.71                70               8.59            10.98             19.57
  31              1.66             1.15               2.81                71               8.98            11.87             20.85
  32              1.73             1.19               2.92                72               9.41            12.83             22.24
  33              1.80             1.23               3.03                73               9.83            13.88             23.71
  34              1.87             1.28               3.15                74               10.23           15.06             25.29
  35              1.93             1.34               3.27                75               10.58           16.38             26.96
  36              2.01             1.40               3.41
  37              2.08             1.47               3.55
  38              2.15             1.54               3.69
  39              2.23             1.62               3.85

                FIRST YEAR CONTINGENT DEFERRED SURRENDER CHARGES
                            per $1000 of Face Amount
                                  Female Lives

 Issue            Adm.             Sales              Total              Issue             Adm.             Sales             Total
   Age           Charge            Load              Charge               Age             Charge            Load             Charge

   0              0.44             0.76               1.20                40               1.97             1.52              3.49
   1              0.66             0.54               1.20                41               2.03             1.60              3.63
   2              0.68             0.54               1.22                42               2.09             1.69              3.78
   3              0.70             0.54               1.24                43               2.15             1.78              3.93
   4              0.72             0.54               1.26                44               2.23             1.87              4.10
   5              0.74             0.54               1.28                45               2.30             1.98              4.28
   6              0.77             0.54               1.31                46               2.40             2.06              4.46
   7              0.79             0.54               1.33                47               2.51             2.15              4.66
   8              0.82             0.54               1.36                48               2.63             2.23              4.86
   9              0.84             0.54               1.38                49               2.74             2.34              5.08

  10              0.85             0.56               1.41                50               2.87             2.44              5.31
  11              0.88             0.57               1.45                51               3.00             2.56              5.56
  12              0.89             0.59               1.48                52               3.15             2.67              5.82
  13              0.90             0.61               1.51                53               3.32             2.78              6.10
  14              0.92             0.63               1.55                54               3.50             2.90              6.40
  15              0.93             0.66               1.59                55               3.67             3.04              6.71
  16              0.94             0.68               1.62                56               3.88             3.17              7.05
  17              0.96             0.70               1.66                57               4.10             3.30              7.40
  18              0.99             0.72               1.71                58               4.33             3.46              7.79
  19              1.01             0.74               1.75                59               4.62             3.58              8.20
  20              1.05             0.75               1.80                60               4.90             3.74              8.64
  21              1.07             0.77               1.84                61               5.16             3.97              9.13
  22              1.11             0.78               1.89                62               5.41             4.23              9.64
  23              1.15             0.80               1.95                63               5.64             4.56             10.20
  24              1.18             0.82               2.00                64               5.86             4.94             10.80
  25              1.22             0.84               2.06                65               6.11             5.32             11.43
  26              1.26             0.87               2.13                66               6.39             5.73             12.12
  27              1.30             0.90               2.20                67               6.70             6.16             12.86
  28              1.35             0.92               2.27                68               7.06             6.61             13.67
  29              1.39             0.95               2.34                69               7.47             7.07             14.54
  30              1.44             0.98               2.42                70               7.97             7.53             15.50
  31              1.49             1.01               2.50                71               8.45             8.10             16.55
  32              1.54             1.05               2.59                72               8.93             8.77             17.70
  33              1.59             1.09               2.68                73               9.44             9.50             18.94
  34              1.65             1.13               2.78                74               9.94            10.35             20.29
  35              1.71             1.17               2.88                75               10.33           11.42             21.75
  36              1.76             1.23               2.99
  37              1.81             1.30               3.11
  38              1.87             1.36               3.23
  39              1.92             1.44               3.36

                FIRST YEAR CONTINGENT DEFERRED SURRENDER CHARGES
                            per $1000 of Face Amount
                                  Unisex Lives

  Issue           Adm.             Sales              Total              Issue             Adm.             Sales             Total
   Age           Charge            Load              Charge               Age             Charge            Load             Charge

   0              0.43             0.87               1.30                40               2.26             1.69              3.95
   1              0.69             0.61               1.30                41               2.34             1.78              4.12
   2              0.72             0.60               1.32                42               2.42             1.88              4.30
   3              0.74             0.60               1.34                43               2.51             1.99              4.50
   4              0.77             0.60               1.37                44               2.60             2.10              4.70
   5              0.79             0.60               1.39                45               2.69             2.23              4.92
   6              0.83             0.59               1.42                46               2.80             2.35              5.15
   7              0.86             0.59               1.45                47               2.93             2.46              5.39
   8              0.90             0.59               1.49                48               3.07             2.58              5.65
   9              0.92             0.60               1.52                49               3.22             2.71              5.93

  10              0.95             0.61               1.56                50               3.38             2.84              6.22
  11              0.96             0.64               1.60                51               3.55             2.99              6.54
  12              0.97             0.67               1.64                52               3.73             3.15              6.88
  13              0.96             0.72               1.68                53               3.92             3.32              7.24
  14              0.95             0.77               1.72                54               4.12             3.50              7.62
  15              0.94             0.82               1.76                55               4.33             3.69              8.02
  16              0.93             0.87               1.80                56               4.58             3.88              8.46
  17              0.93             0.91               1.84                57               4.85             4.07              8.92
  18              0.94             0.95               1.89                58               5.14             4.28              9.42
  19              0.96             0.97               1.93                59               5.43             4.52              9.95

  20              1.04             0.94               1.98                60               5.70             4.82             10.52
  21              1.08             0.95               2.03                61               5.93             5.19             11.12
  22              1.12             0.96               2.08                62               6.16             5.62             11.78
  23              1.17             0.97               2.14                63               6.37             6.11             12.48
  24              1.22             0.98               2.20                64               6.59             6.64             13.23
  25              1.28             0.99               2.27                65               6.84             7.19             14.03
  26              1.34             1.00               2.34                66               7.13             7.77             14.90
  27              1.40             1.02               2.42                67               7.44             8.38             15.82
  28              1.46             1.04               2.50                68               7.77             9.04             16.81
  29              1.52             1.06               2.58                69               8.13             9.75             17.88

  30              1.58             1.09               2.67                70               8.51            10.53             19.04
  31              1.64             1.13               2.77                71               8.91            11.38             20.29
  32              1.71             1.17               2.88                72               9.34            12.31             21.65
  33              1.77             1.21               2.98                73               9.78            13.31             23.09
  34              1.84             1.26               3.10                74               10.20           14.44             24.64
  35              1.91             1.31               3.22                75               10.55           15.73             26.28
  36              1.98             1.38               3.36
  37              2.05             1.44               3.49
  38              2.11             1.52               3.63
  39              2.19             1.60               3.79

     The percentage of the first year surrender charges shown above remaining in each policy year thereafter is:

               Policy Year                Percentage of First Year
                                        Surrender Charges Remaining
                   2                             100.0%
                   3                             100.0%
                   4                              87.5%
                   5                              75.0%
                   6                              62.5%
                   7                              50.0%
                   8                              37.5%
                   9                              25.0%
                  10                              12.5%
                  11+                             0.0%

     If the face amount of a Policy is increased, surrender charges apply to the net increase in face amount as though a new Policy had been issued for an amount equal to net increase, based on the tables set out above. The net increase in face amount is equal to the increase in face amount less earlier decreases in face amount not offset against an earlier increase in face amount. The Minimum Required Premium following a requested face amount increase will be shown on the Policy data pages issued to reflect the adjustment.

     Surrender charges following a Policy's reinstatement commence at the rate in effect at the time of the Policy's termination.

Other Charges

     Shares of the mutual funds are purchased by the corresponding Divisions at the shares' net asset values. The net asset value of mutual fund shares reflects the investment management fees and corporate operating expenses already deducted from the assets of the mutual funds. The current investment management fee at an annual rate of .50% of the first $100 million of each fund's average daily net assets and .45% of the next $100 million of each fund's daily average net assets is charged monthly against Principal Capital Accumulation Fund, Inc., Principal Money Market Fund, Inc., and Principal Bond Fund, Inc. The current investment management fee at an annual rate of .60% of the average daily net asset value is charged monthly against Principal Balanced Fund, Inc. and Principal High Yield Fund, Inc. The current investment management fee at an annual rate of .65% of the average daily net asset value is charged monthly against Principal Emerging Growth Fund, Inc.

     The Company reserves the right to charge the assets of each Division of the Separate Account to provide for any income taxes payable by the Company on the assets of such Divisions.

Special Plans

     Where allowed by law, the Company may reduce or eliminate certain charges for Policies issued under special circumstances that result in lower expenses to the Company. For example, special circumstances may exist in connection with group arrangements, including employer or employee organization sponsored plans, and with regard to Policies issued to persons owning other policies issued by the Company or its subsidiaries. The amount of any reduction, the charges to be reduced, and the criteria for applying a reduction will reflect the reduced sales effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction. The charges will be reduced in accordance with the Company's practice in effect when the Policy is issued. Reductions will not be unfairly discriminatory against any person, including the purchasers to whom the reduction applies and all other owners of the Policies.

OTHER MATTERS

Voting Rights

     The Company shall vote mutual fund shares held in the Separate Account at regular and special meetings of shareholders of each mutual fund, but will follow voting instructions received from persons having the voting interest in such mutual fund shares.

     The policyowner has the voting interest under a Policy. The policyowner shall have one vote for each $100 of accumulated value in the Divisions, with fractional votes allocated for amounts less than $100. The number of votes on which the policyowner has the right to instruct will be determined as of the date coincident with the date established by the mutual fund for determining shareholders eligible to vote at the meeting of the mutual fund. Voting instructions will be solicited by written communications prior to such meetings in accordance with procedures established by the mutual fund. The Company will vote other mutual fund shares held in the Separate Account, including those for which no instructions are received in the same proportion as it votes shares for which it has received instructions. All mutual fund shares held in the general account of the Company will be voted in proportion to instructions that are received with respect to participating contracts.

     If the Company determines pursuant to applicable law that mutual fund shares held in the Separate Account need not be voted pursuant to instructions received from persons otherwise having the voting interest as provided above, then the Company may vote mutual fund shares held in the Separate Account in its own right.

     The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the mutual fund, or disapprove an investment advisory contract of the mutual fund. In addition, the Company may disregard voting instructions in favor of changes initiated by a policyowner in the investment policy or the investment advisor of the mutual fund if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or the Company determines that the change would be inconsistent with the investment objectives of the mutual fund or would result in the purchase of securities for the mutual fund which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by the Company or any affiliates of the Company which have similar investment objectives. In the event that the Company does disregard voting instructions, a summary of that action and the reason for such actions will be included in the next semi-annual report to policyowners.

Statement of Value

     The Company will mail an annual statement to the policyowner after the end of each policy year until the policy terminates. The statement will show:

     1.  the current death benefit;
     2.  the current accumulated and surrender values;
     3.  all premiums paid since the last statement;
     4.  all charges since the last statement;
     5.  any policy loans and loan interest;
     6.  any partial surrenders since the last statement;
     7.  the number of units and unit value;
     8.  the total value of each of the policyowner's investment accounts; and
     9.  any investment gain or loss since the last statement.

     Any policyowner may request at any time a current statement of account values, transactions and activities by telephoning 1-800-852-4450.

     The Company will also send to the policyowner the reports required by the Investment Company Act of 1940.

Service Available by Telephone

     Policyowners  may  preauthorize the following  telephone  transactions:  1)
transfers between divisions; 2) change in premium allocation percentages; 3) change in monthly deduction percentages; and 4) policy loans (Policy loan proceeds will be mailed only to the policyowner's address of record.) The policyowner may preauthorize the above transactions by submitting a form provided by the Company. Policyowners may exercise the telephone transactions privilege by telephoning 1-800-852-4450. Telephone transfer requests must be received by the close of the New York Stock Exchange on a day when the Separate Account is open for business to be effective that day. Requests made after that time or on a day when the Separate Account is not open for business will be effective the next business day.

     Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction requests, the right is reserved to refuse to accept telephone requests when in the opinion of the Company it seems prudent to do so. The policyowner bears the risk of loss caused by fraudulent telephone instructions the Company reasonably believes to be genuine. The Company will employ reasonable procedures to assure telephone instructions are genuine and if such procedures are not followed, the Company may be liable for losses due to unauthorized or fraudulent transactions. Such identification information such as the caller's name, daytime telephone number, social security number and/or birthdate and sending a written confirmation of the transaction to the policyowner's address of record. Policyowners may obtain additional information and assistance by telephoning the toll free number.The Company may modify or terminate telephone transfer procedures at any time.

GENERAL PROVISIONS

Addition, Deletion or Substitution of Investments

     The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares held by any Division or which any Division may purchase. If shares of any mutual fund should no longer be available for investment or if, in the judgment of the Company's management, further investment in shares of any mutual fund should become inappropriate in view of the purposes of the Policy, the Company may substitute shares of any other investment company for shares already purchased, or to be purchased in the near future under the Policies. No substitution of securities will take place without notice to policyowners and without prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940.

     The investment policy of the Separate Account will not be materially changed unless a statement of the change is filed with and not disapproved by the Insurance Commissioner of the State of Iowa and the Superintendent of Insurance of the State of New York, if required. Whether a change in investment policy is material will be determined in conjunction with the appropriate state insurance commissioner(s). The policyowner will be notified of any material investment policy change. The policyowner may then change allocation percentages and transfer any value in an affected Division to another Division without charge. In the alternative, the policyowner may exchange the Policy for a fixed-benefit, flexible premium life insurance policy offered by the Company for this purpose. The policyowner may exercise this exchange privilege until the later of 60 days after (i) the effective date of such change, or (ii) the receipt of a notice of the options available. The face amount of the new policy will be the death benefit of the Policy on the date of exchange.

     Each mutual fund is subject to certain investment restrictions which may not be changed without the approval of the majority of the outstanding voting securities of such fund. See the accompanying prospectuses for the mutual funds.

Optional Insurance Benefits

     Subject to certain requirements and approval by state insurance departments, one or more supplementary benefits may be added to a Policy, including those providing term insurance options, providing accidental death coverage, waiving monthly deductions upon disability, accelerating benefits in the event of terminal illness, providing cost of living increases in benefits, providing a death benefit guarantee described below, providing a guaranteed increase option and, in the case of business-owned Policies, permitting a change of the life insured and providing enhanced policy values in the early years of a Policy. More detailed information concerning supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, of any optional insurance benefits will be deducted as part of the monthly deduction.

Death Benefit Guarantee Rider

     The death benefit guarantee rider provides that if the death benefit guarantee premium requirement is satisfied the Policy will not enter its grace period even if the net surrender value is insufficient to cover the monthly deduction on a monthly date. This rider is automatically made a part of all Policies at no premium. The death benefit guarantee premium requirement is satisfied if the sum of all premiums paid less any partial surrenders and any policy loans and unpaid loan interest equals or exceeds the sum of the monthly death benefit guarantee premiums applicable to date plus the next monthly death benefit guarantee premium. The death benefit guarantee premium is based on the issue age, sex (where permitted by law), death benefit option, and risk class of the insured. The monthly death benefit guarantee premium will be considered to be zero for any month that deductions are being paid by the Waiver of Monthly Deductions Rider. The death benefit guarantee premium may change if the Policy face amount is changed, the death benefit option is changed, or a rider is added or deleted. As a result of a change, an additional premium may be required on the date of the change in order to satisfy the new death benefit guarantee premium requirement. If on any monthly date the death benefit guarantee premium requirement is not met, the policyowner will be sent a notice of the premium required to maintain the guarantee. If the premium is not received at the Company's home office prior to the expiration of 61 days after the date the notice is mailed, the death benefit guarantee will no longer be in effect and the rider will terminate. If the rider terminates, it may not be reinstated.

     If this rider is in force, the death benefit guarantee premium requirement is satisfied and the insured is alive on the policy maturity date, the Company will pay the policyowner the excess, if any, of the face amount over the maturity proceeds.

     This rider is available only in those states where it has been approved.

The Contract

     The Policy, the application attached to it, any adjustment applications, any amendments to the application, the current data pages, and any written notification showing change make up the entire contract between the Company and the policyowner. Any statements made in the application or an adjustment application will be considered representations and not warranties. No statement, unless made in an application, will be used to void a Policy (or void an adjustment in case of an adjustment application) or to defend against a claim. A Policy may be modified by mutual agreement between the policyowner and the Company. Any alteration of the Policy must be in writing and signed by one of the Company's corporate officers. No one else, including the agent, may change the contract or waive any provisions.

Incontestability

     The Company will not contest the insurance coverage provided under a Policy, except for any subsequent increase in face amount, after the Policy has been in force during the lifetime of the insured for a period of two years from the policy date. This provision does not apply to claims for total disability or to accidental death benefits which may be provided by a rider to a Policy. Any face amount increase made under the adjustment options has its own two-year contestable period which begins on the effective date of the adjustment.

Misstatements

     If the age or sex of the insured has been misstated in an application, including a reinstatement application, the death benefit under the Policy will be the Policy's accumulated value plus the amount which would be purchased by the most recent mortality charge at the correct age and sex.

Suicide

     A Policy does not cover the risk of suicide within two years from the policy date or two years from the date of any increase in face amount with respect to such increase, whether the insured is sane or insane. In the event of suicide within two years of the policy date, the only liability of the Company will be a refund of premiums paid, without interest, less any policy loans and loan interest and any partial surrenders. In the event of suicide within two years of an increase in face amount, the only liability of the Company in respect to that increase in face amount will be a refund of the cost of insurance for such increase.

Ownership

     The owner of the Policy is as named in the application. The owner may exercise every right and enjoy every privilege provided by the Policy, subject to the rights of any irrevocable beneficiary. All privileges and rights of the owner under a Policy end when the owner surrenders the Policy for cash, the death proceeds of the Policy are paid, or the maturity proceeds of the Policy are paid. Also, if the grace period ends without receipt by the Company at its home office of the payment required to keep the Policy in force, the privileges and rights of the owner terminate as of the monthly date on or immediately preceding the start of the grace period. If the owner is not the insured and dies before the insured, the insured becomes the owner unless the owner has provided for a successor owner. The owner may be changed by filing a written request with the Company. The Company's approval is needed and no change is effective until the Company approves the written request for change of owner. Once approved, the change is effective as of the date the owner signed the written request. The Company reserves the right to require that the Policy be sent to the Company so that the change may be recorded.

Beneficiaries

     The original beneficiaries and contingent beneficiaries are designated by the policyowner on the application. A primary and/or contingent beneficiary or beneficiaries may be changed by written request to the Company. The Company's approval is needed and no change is effective until the Company approves the written request for change of beneficiary. Once approved, the change is effective as of the date the owner signed the written request. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest written change filed with the Company. One or more primary or contingent beneficiaries may be named in the application or a later change request.

Benefit Instructions

     While the insured is alive, the owner may file instructions for the payment of death proceeds under one of the benefit options under the Policy. Such instructions, or a change of instructions, must be made by written request to the Company. If the owner changes the beneficiary, that change will revoke any prior benefit instructions.

Postponement of Payments

     Payment of any amount upon total or partial surrender, policy loan, or proceeds payable at death or maturity and the right to transfer accumulated value between Divisions may be postponed or suspended whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; (2) the Securities and Exchange Commission by order permits postponement for the protection of policyowners; or (3) the Securities and Exchange Commission requires that trading be restricted or declares an emergency, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the net asset value of the mutual funds.

Assignment

     The Policy can be assigned as collateral for a loan. The Company must be notified in writing if the Policy has been assigned. Each assignment will be subject to any payments made or action taken by the Company prior to its notification of such assignment. The Company is not responsible for the validity of an assignment. An assignment as collateral does not change the owner but the rights of beneficiaries, whenever named, become subordinate to those of the assignee.

Policy Proceeds

     Death proceeds under a Policy will ordinarily be paid within seven days after the Company receives due proof of death. Payments may be postponed in certain circumstances. (See "Postponement of Payments," page 30.) During the insured's lifetime, the policyowner may arrange for the death proceeds to be paid in a lump sum or under one or more of the settlement options described below. These choices are also available if the Policy is surrendered or matures.

     When death proceeds are payable in a lump sum, the beneficiary may select one or more of the settlement options.

     The following options are available:

Option A

     Special Benefit Arrangement - A specially designed benefit option may be arranged with the Company's approval.

Option B

     Proceeds Left at Interest - The Company will hold the amount applied on deposit. Interest payments will be made annually, semi-annually, quarterly or monthly, as elected.

Option C

     Fixed Income - The Company will pay an income of a fixed amount or an income for a fixed period not exceeding 30 years.

Option D

     Life Income - The Company will pay an income during a person's lifetime. A minimum guaranteed period may be used.

Option E

     Joint and Survivor Life Income - The Company will pay an income during the lifetime of two persons, and continuing until the death of the survivor. This option includes a minimum guaranteed period of 10 years.

Option F

     Joint and Two-Thirds Survivor Life Income - The Company will pay an income during the time two persons both remain alive, and two-thirds of the original amount during the remaining lifetime of the survivor.

     Interest at a rate set by the Company, but never less than required by state law, will be applied to determine the payment under Option B, and any such interest in excess of the guaranteed minimum will be added to payments under Option C.

Participating Policy

     The Policies share in any divisible surplus of the Company. The Company will determine each Policy's share of the surplus and will credit it as a dividend at the end of each contract year. The Company does not expect to pay any dividends under the Policy. Dividends, if any, will be paid in cash.

Right To Exchange Policy

     During the first 24 policy months following issuance of a Policy, except during a grace period, the policyowner may exchange the Policy for any other form of fixed benefit individual life insurance policy (other than term insurance) currently made available by the Company for this purpose on the insured's life. At present, the Company makes a universal life insurance policy available for exercise of this exchange right. Such request must be postmarked or delivered to the home office of the Company before the expiration of 24 months after the policy date. At the option of the policyowner, the new policy will provide either the same death benefit or the same amount at risk as the Policy did at the time of the exchange request. Premiums for the new policy will be based on the same issue age, sex and risk classification of the insured under the Policy. An equitable adjustment in the new policy's payments and cash or accumulated values will be made to reflect variances, if any, in the payments and accumulated values under the Policy and the new policy. Minimum benefits of the new policy will be fixed and guaranteed and the new policy will not participate in the experience of the Separate Account. Policy values will be determined as of the date the written request for exchange is received at the Company's home office. Evidence of insurability will not be required for the exchange. No charge will be imposed on the exercise of this exchange privilege. Any policy loan and loan interest must be repaid prior to the exchange or transferred to the new policy. Any benefit riders included as a part of a Policy may be exchanged, without evidence of insurability, for similar benefit riders on the new policy if both these conditions are met:

     1. The policyowner, in the written request for exchange, indicates that the rider or riders should be a part of the new policy; and

     2. The similar benefit rider or riders were available for the new policy on the effective date of the benefit rider for the Policy based on the same issue age, sex and risk classification of the insured under the Policy.

     The exchange will be effective upon proper receipt by the Company of the written request, any amount required as an adjustment and surrender of the Policy.

     The policyowner may also exchange the Policy for a fixed-benefit, flexible premium policy in the event of a material change in investment policy of a Division (see "Addition, Deletion or Substitution of Investments," page 28).

     In addition, the policyowner has the right to exchange a face amount increase for a fixed-benefit, flexible premium policy at any time during the first 24 months following issuance of Policy data pages reflecting a face amount increase, but not while the policy is in a grace period (see "Adjustment Options," page 17).

DISTRIBUTION OF THE POLICY

     The Policy will be sold by individuals who, in addition to being licensed and appointed as life insurance agents or brokers for the Company, are also registered representatives of the principal underwriter of the Policies, Princor Financial Services Corporation, or of other broker-dealers which Princor
Financial  Services  Corporation  selects  and  the  Company  approves.  Princor
Financial Services Corporation is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. For contracts distributed by the principal underwriter commissions will range between 0% and 50% of premium received in the first year of a Policy (and between 0% and 50% of premium received in the first year following an adjustment date), up to a target premium determined by a rate per $1,000 of face amount which varies by the age and sex of the insured. In addition, commissions will include 0% to 4% of premium received in the first year of the Policy, above the target premium. For years two and later of a Policy, commissions will range from 0% to 2% of premiums received. A service fee of 0% to 2% is paid on all premiums received after the first policy year. In addition, a persistency renewal commission may be paid which ranges from 1.25% to 5.25% of premiums received in the first three policy years, depending upon the agent's or broker's total life insurance sales for the Company. Expense allowances may also be payable to agents and brokers based upon premiums received. Commission amounts for contracts distributed by broker-dealers other than the principal underwriter will vary.

     For the period ended December 31, 1995, the Company paid Princor Financial Services Corporation $1,086,240 to compensate registered representatives of the principal underwriter.

     The Company has entered into a distribution agreement with Princor Financial Services Corporation. Princor Financial Services Corporation is the principal underwriter for Princor Balanced Fund, Inc., Princor Blue Chip Fund, Inc., Princor Bond Fund, Inc., Princor Capital Accumulation Fund, Inc., Princor Cash Management Fund, Inc., Princor Emerging Growth Fund, Inc., Princor Government Securities Income Fund, Inc., Princor Growth Fund, Inc., Princor High Yield Fund, Inc., Princor Limited Term Bond Fund, Inc., Princor Tax-Exempt Cash Management Fund, Inc., Princor Tax-Exempt Bond Fund, Inc., Princor Utilities Fund, Inc. and Princor World Fund, Inc., registered investment companies organized by the Company. Princor Financial Services Corporation is a wholly-owned subsidiary of Principal Holding Company. Principal Holding Company is a holding company and a wholly-owned subsidiary of the Company.

        OFFICERS AND DIRECTORS OF PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

     Principal Mutual Life Insurance Company is managed by a Board of Directors which is elected by its policyowners. The directors and executive officers of the Company, their positions with the Company, including Board Committee memberships, and their principal occupation during the last five years, are as follows:

DIRECTORS:
EXECUTIVE OFFICERS (OTHER THAN DIRECTORS):

     J. E. ASCHENBRENNER            Senior Vice President
     R. S. CRABTREE                 Executive Vice President
     T. J. GAARD                    Senior Vice President
     M. H. GERSIE                   Senior Vice President
     T. J. GRAF                     Senior Vice President
     J. B. GRISWELL                 Executive Vice President
     R. E. KELLER                   Executive Vice President
     G. R. NARBER                   Senior Vice President and General Counsel
     C. E. ROHM                     Executive Vice President



                                            Principal Occupation
Name, Positions and Offices                 During Last 5 Years
---------------------------                 -------------------
M. VERMEER ANDRINGA                 President and Chief Operating Officer, Vermeer Manufacturing Company.
Director
Member, Nominating Committee

R. M. DAVIS                         President and Chief Executive Officer, The Pymatuning Group, Inc.
Director
Member, Nominating Committee

D. J. DRURY                         Chairman and Chief Executive Officer, Principal Mutual Life Insurance Company since
Director                            January 1995. President  and Chief Executive Officer from 1994 - 1995; President from
Chairman of the Board               1993-1994;  Executive Vice President from 1992 - 1993;  Executive Vice President and Chair,
Executive Committee                 Chief  Actuary 1992; prior thereto, Senior Vice President and Chief Actuary.

C. D. GELATT, JR.                   President, NMT Corporation.
Director
Member, Executive and
Human Resources Committees

G. D. HURD                          Retired. Chairman and Chief Executive Officer, Principal Mutual Life Insurance Company
Director                            1989 - 1994.
Member, Executive and
Human Resources Committee

T. M. HUTCHISON                     Vice Chairman, Principal Mutual Life Insurance Company since August 1994.  Prior
Director                            thereto, Executive Vice President.

C. S. JOHNSON                       President and Chief Executive Officer of Pioneer Hi-Bred International, Inc. since
Director                            September, 1995. President and Chief Operating Officer March 1995-September 1995.
                                    Executive Vice President 1993-March 1995. Prior thereto Senior Vice President.

W. T.  KERR                         President & Chief Operating Officer since 1994 Meredith Corporation.
Director                            Executive Vice President 1991-1994. Prior thereto President, New York Times.
Member, Nominating Committee

L. LIU                              President, Chairman and Chief Executive Officer, IES Industries, Inc.
Director
Member, Executive and Human
Resources Committees

V. H. LOEWENSTEIN                   Managing Partner, Egon Zehnder International
Director
Member, Audit Committee

J. R. PRICE                         Managing Director, Chemical Banking Corporation.
Director
Chair, Audit Committee

B. A. RICE                          Principal, Rice & Associates since 1994. Prior thereto, Vice President-Human Resources,
Director                            Scott Paper Company.
Member, Human Resources Committee

J-P. C. ROSSO                       President and Chief Executive Officer, Case Corporation, since April 1994.  President,
Director                            Honeywell, Inc., 1991-1994; Prior thereto President, Honeywell Europe.
Member, Audit Committee

D. M. STEWART                       President, The College Board.
Director
Chair, Nominating Committee

E. E. TALLETT                       President and Chief Executive Officer, Transcell Technologies, Inc. since 1992. Prior
Director                            thereto, President - Pharmaceutical Division, Centocor, Inc., 1989-1992.
Member, Audit Committee

D. D. THORNTON                      Retired since 1993. Prior thereto President, Boeing Commercial Airplane Group.
Director
Chair, Human Resources Committee

F. W. WEITZ                         President, Chairman of the Board  and Chief Executive Officer, Essex Meadows, Inc. since
Director                            1995. Prior thereto,  President,  Chairman of the Board, and Chief Executive  Officer,  The
Member, Executive and Nominating    Weitz Corporation and its subsidiaries.
Committees

STATE REGULATION OF PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

     The Company is organized under the laws of the State of Iowa and is subject to regulation by the Commissioner of Insurance of Iowa. An annual statement is filed with the Iowa Division of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Commissioner examines the assets and liabilities of the Company and the Separate Account and verifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least every five years.

FEDERAL TAX MATTERS

     The discussion contained herein is general in nature, is not an exhaustive discussion of all tax questions that might arise under the policies, and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws and no representation is made as to the likelihood of continuation of current federal income tax laws and treasury regulations or of current interpretations of the Internal Revenue Service.

     While the Company reserves the right to make changes in the Policy to assure that it continues to qualify as life insurance for tax purposes, the Company cannot make any guarantee regarding the future tax treatment of any Policy. For complete information on the impact of changes with respect to the Policy and federal and state considerations, a qualified tax advisor should be consulted.

     The ultimate effect of federal income taxes on values under the Policy and on the economic benefit to the policyowner or beneficiary depends upon the Company's tax status, upon the terms of the Policy and upon the tax status of the individual concerned.

Tax Status of the Company and the Separate Account

The Company is taxed as an insurance Company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The Separate Account is not a separate taxable entity and its operations are taken into account by the Company in determining its income tax liability. All investment income and realized net capital gains on the assets of the separate account are reinvested and taken into account in determining Policy Values and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to the Company to the extent those items are applied to increase reserves associated with the policies.

Charges for Taxes

The Company imposes a federal tax charge equal to 1.25% of premiums received under the Policy to compensate for the federal income tax liability it incurs under Section 848 of the Code by reason of its receipt of premiums under the Policy. The Company believes that this charge is reasonable in relation to the increased tax burden it incurs as a result of Section 848. No other charge is currently made on the Separate Account for federal income taxes of the Company that may be attributable to the Separate Account. Periodically, the Company reviews the appropriateness of charges to the Separate Account for the Company's federal income taxes, and in the future, a charge may be made for federal income taxes incurred by the Company that are attributable to the Separate Account. In addition, depending on the method of calculating interest on Policy Values allocated to the Fixed Account, a charge may also be imposed for the Policy's share of the Company's federal income taxes attributable to the Fixed Account.

Under current laws, the Company may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account.

Diversification Standards

In addition to other requirements imposed by the Code, a Policy will qualify as life insurance under the Code only if the diversification requirements of Code
Section 817(h) are satisfied by each Separate Account in which any of the Policy Values are held. To assure that each Policy continues to qualify as life insurance for federal income tax purposes, the Company intends to comply with Code Section 817(h) and the regulations thereunder.

Life Insurance Status of Policy

The Company believes that the Policy meets the statutory definition of life insurance under Code Section 7702 and that the policyowner and beneficiary of any Policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, the death benefit under the Policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the Code. (Death benefits under a "modified endowment contract" as discussed below are treated in the same manner as death benefits under life insurance contracts that are not so classified.)

In addition, unless the Policy is a "modified endowment contract," in which case the receipt of any loan under the Policy may result in recognition of income to the policyowner, the policyowner will not be deemed to be in constructive receipt of the Policy Values, including increments thereon, under the Policy until proceeds of the Policy are received upon a total or partial surrender of the Policy.

Modified Endowment Contract Status

A Policy will be a modified endowment contract if it satisfies the definition of life insurance set out in the Internal Revenue Code, but it either fails the additional "7-pay test" set forth in Code Section 7702A or was received in exchange for a modified endowment contract. A Policy will fail the 7-pay test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the total premiums that would have been payable under a Policy providing for guaranteed benefits upon the payment of seven level annual premiums. A Policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

While the 7-pay test is generally applied as of the time the Policy is issued, certain changes in the contractual terms of a Policy will require a Policy to be retested to determine whether the change has caused the Policy to become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause the Policy to be retested as if it had originally been issued with the reduced death benefit.

In addition, if a "material change" occurs at any time while the Policy is in force, a new 7-pay test period will start and the Policy will need to be retested to determine whether it continues to meet the 7-pay test. The term" material change" generally includes increases in death benefits, but does not include an increase in death benefits which is attributable to the payment of premiums necessary to fund the lowest level of death benefits payable during the first seven contract years, or which is attributable to the crediting of interest with respect to such premiums.

Because the Policy provides for flexible premium payments, the Company has instituted procedures to monitor whether increases in death benefits or additional premium payments cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premium payments will be considered in these determinations.

If a Policy fails the 7-pay test, all distributions (including loans) occurring in the year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Under the Code, any distribution or loan made within two years prior to the date that a Policy fails the 7-pay test is considered to have been made in anticipation of the failure.

Policy Surrenders and Partial Surrenders

Upon a total surrender of a Policy, the policyowner will recognize ordinary income for federal tax purposes to the extent that the net surrender value exceeds the investment in the contract (the total of all premiums paid but not previously recovered plus any other consideration paid for the Policy). The tax consequences of a partial surrender from a Policy will depend upon whether thepartial surrender results in a reduction of future benefits under the Policy and whether the Policy is a modified endowment contract.

If the Policy is not a modified endowment contract, the general rule is that a partial surrender from a Policy is taxable only to the extent that it exceeds the total investment in the contract. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first 15 years after a Policy is issued and there is a cash distribution associated with that reduction. In such a case, the Code prescribes a formula under which the policyowner may be taxed on all or a part of the amount distributed. After 15 years, cash distributions from a Policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the contract. The Company suggests that a policyowner consult with a tax advisor in advance of a proposed decrease in face amount or a partial surrender. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the Policy. In general, the amount which may be subject to tax is the excess of the Policy Value (both loaned and unloaned) over the previously unrecovered premiums paid.

Under certain circumstances, a distribution under a modified endowment contract (including a loan) may be taxable even though it exceeds the amount of accumulated income in the Policy. This can occur because for purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such Policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a total surrender, a partial surrender or a loan), it may also be subject to a 10% penalty tax under Code Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individual policyowners. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantial equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

Policy Loans and Interest Deductions

The Company also believes that under current law any loan received under the Policy will be treated as a Policy debt of a policyowner and that, unless the Policy is a modified endowment contract, no part of any loan under a Policy will constitute income to the policyowner. If the Policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the Policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10 percent tax.

Code Section 264 imposes stringent limitations on the deduction of interest paid or accrued on loans in connection with a Policy. In addition, under the "personal" interest limitation provisions of Code Section 163, no deduction is allowed for interest on any Policy loan if the proceeds are used for personal purposes, even if the Policy and loan otherwise meet the requirements of Code
Section 264. The limitations on deductibility of personal interest may not apply to disallow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. The Company suggests consultation with a tax advisor for further guidance.

Corporate Alternative Minimum Tax

Ownership of a Policy by a corporation may affect the policyowner's exposure to the corporate alternative maximum tax. In determining whether it is subject to alternative minimum tax a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the built-in gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any Policy exceed the sum of (i) the premiums paid on that Policy in the year of death, and (ii) the corporation's basis in the Policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.


Exchange or Assignment of Policies

A change of the policyowner or the insured or an exchange or assignment of a Policy may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of a Policy may result in taxable income to the transferring policyowner. Further, Code Section 101(a) provides, subject to certain exceptions, that where a Policy has been transferred for value, only the portion of the death benefit which is equal to the total consideration paid for the Policy may be excluded from gross income. For complete information with respect to Policy assignments and exchanges, a qualified tax advisor should be consulted.

Withholding

Under Section 3405 of the Code, withholding is generally required with respect to certain taxable distributions under insurance contracts. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. A Policyholder can elect to have either non-periodic or periodic payments made without withholding except where the policyowner's tax identification number has not been furnished to the Company or the Internal Revenue Service has notified the Company that the tax identification number furnished by the policyowner is incorrect.

Taxation of Accelerated Death Benefits

The Company provides accelerated death benefits based upon a lien method. It is unclear whether benefits paid under this rider are taxable. For information regarding taxation of accelerated death benefits, a qualified tax advisor should be consulted.

Other Tax Issues

Federal  estate  and  state  and  local  estate,  inheritance,   and  other  tax
consequences   of  ownership  or  receipt  of  Policy  proceeds  depend  on  the circumstances of each policyowner or beneficiary.

EMPLOYEE BENEFIT PLANS

     Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in the 1983 decision of Arizona Governing Committee v. Norris, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex. Policies are available for use in connection with such employment-related insurance and benefit plans which do not vary in any respect between male and female insureds of a particular age and underwriting classification.

LEGAL PROCEEDINGS

     There are no legal proceedings to which the Separate Account is a party or to which the assets of any of the Divisions thereof are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relate to the Separate Account.

LEGAL OPINION

     Legal matters applicable to the issue and sale of the Policies, including the right of the Company to issue Policies under Iowa insurance law, have been passed upon by T. M. Hutchison, Executive Vice President of the Company.

INDEPENDENT AUDITORS

     The financial statements of Principal Mutual Life Insurance Company Variable Life Separate Account and Principal Mutual Life Insurance Company which are included in this registration statement have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere in the registration statement.

REGISTRATION STATEMENT

     A registration statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

FINANCIAL STATEMENTS

     The financial statements of the Company which are included in this Prospectus should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Principal Mutual Life Insurance Company
Variable Life Separate Account


Report of Independent Auditors



Board of Directors and Participants
Principal Mutual Life Insurance Company


We have audited the accompanying statement of net assets of Principal Mutual Life Insurance Company Variable Life Separate Account (comprising, respectively, the Balanced, Bond, Capital Accumulation, Emerging Growth, High Yield, and Money Market Divisions) as of December 31, 1995, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Principal Mutual Life Insurance Company Variable Life Separate Account at December 31, 1995, and the results of its operations and the changes in its net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Des Moines, Iowa
February 7, 1996

Principal Mutual Life Insurance Company
Variable Life Separate Account

Statement of Net Assets

December 31, 1995



Assets
Investments (Note 1):
   Balanced Division:
     Principal Balanced Fund, Inc. - 200,063 shares at net
       asset value of $13.97 per share (cost - $2,557,217)          $  2,794,881
   Bond Division:
     Principal Bond Fund, Inc. - 78,645 shares at net asset
       value of $11.73 per share (cost - $878,731)                       922,511
   Capital Accumulation Division:
     Principal Capital Accumulation Fund, Inc. - 142,987 shares
       at net asset value of $27.80 per share (cost - $3,656,186)      3,975,025
   Emerging Growth Division:
     Principal Emerging Growth Fund, Inc. - 305,125 shares at
       net asset value of $25.33 per share (cost - $6,575,712)         7,728,821
   High Yield Division:
     Principal High Yield Fund, Inc. - 101,791 shares at net asset
       value of $8.39 per share (cost - $882,335)                        854,028
   Money Market Division:
     Principal Money Market Fund, Inc. - 402,869 shares at net
       asset value of $1.00 per share (cost - $402,869)                  402,869
                                                                     -----------
Net assets                                                           $16,678,135
                                                                     ===========

                                                  Unit
                                      Units      Value
                                   -----------------------
Net assets are represented by:
   Balanced Division                137,574      $20.31       $ 2,794,881
   Bond Division                     45,999       20.05           922,511
   Capital Accumulation Division    184,750       21.51         3,975,025
   Emerging Growth Division         283,791       27.23         7,728,821
   High Yield Division               48,615       17.57           854,028
   Money Market Division             27,948       14.42           402,869
                                                              -----------
Net assets                                                    $16,678,135
                                                              ===========



See accompanying notes.

Principal Mutual Life Insurance Company
Variable Life Separate Account

Statements of Operations

                                                                                   Combined
                                                                 ----------------------------------------------
                                                                            Year ended December 31
                                                                       1995            1994          1993
                                                                 ----------------------------------------------
Investment income
Income:
   Dividends (Note 1)                                                $   376,014      $205,850      $148,055
   Capital gains distributions                                           429,058       211,019       318,056
                                                                 ----------------------------------------------
                                                                         805,072       416,869       466,111
Expenses (Note 2):
   Mortality and expense risks                                            95,590        55,513        35,413
                                                                 ----------------------------------------------
Net investment income                                                    709,482       361,356       430,698


Realized and unrealized gains (losses) on investments (Note 4)

   Net realized gains (losses) on investments                            254,585        31,582       153,033
   Change in net unrealized appreciation/depreciation of
     investments                                                       1,956,773      (442,230)      (62,738)
                                                                 ----------------------------------------------
Net increase (decrease) in net assets resulting from operations       $2,920,840      $(49,292)     $520,993
                                                                 ==============================================

                                                                            Balanced Division
                                                                          Year ended December 31
                                                                 -----------------------------------------
                                                                     1995          1994          1993
                                                                 ------------------------------------------
Investment income
Income:
   Dividends (Note 1)                                              $  85,937     $  53,356     $  45,460
   Capital gains distributions                                        72,211        25,558        76,753
                                                                 ------------------------------------------
                                                                     158,148        78,914       122,213
Expenses (Note 2):
   Mortality and expense risks                                        17,258        12,058         9,014
                                                                 ------------------------------------------
Net investment income                                                140,890        66,856       113,199

Realized and unrealized gains (losses) on investments (Note 4)

   Net realized gains (losses) on investments                         28,104         6,900        21,878
   Change in net unrealized appreciation/depreciation of
     investments                                                     316,677      (120,904)      (16,979)
                                                                 ------------------------------------------
Net increase (decrease) in net assets resulting from operations     $485,671      $ 47,148)     $118,098
                                                                 ==========================================

                                                                             Bond Division
                                                                        Year ended December 31
                                                                 --------------------------------------
                                                                    1995          1994         1993
Investment income                                                --------------------------------------
Income:
   Dividends (Note 1)                                             $  47,997      $ 33,025      $28,730
   Capital gains distributions                                            -             -            -
                                                                 --------------------------------------
                                                                     47,997        33,025       28,730
Expenses (Note 2):
   Mortality and expense risks                                        5,384         3,207        3,166
                                                                 --------------------------------------
Net investment income                                                42,613        29,818       25,564

Realized and unrealized gains (losses) on investments (Note 4)

   Net realized gains (losses) on investments                         4,064        (2,792)      13,739
   Change in net unrealized appreciation/depreciation of
     investments                                                     85,230       (40,136)         304
                                                                 --------------------------------------
Net increase (decrease) in net assets resulting from operations    $131,907      $(13,110)     $39,607
                                                                 ======================================

                                                                      Capital Accumulation Division
                                                                          Year ended December 31
                                                                ------------------------------------------
                                                                     1995          1994         1993
                                                                ------------------------------------------
Investment income
Income:
   Dividends (Note 1)                                              $  79,394     $  56,729    $  37,967
   Capital gains distributions                                       293,683        54,291      110,884
                                                                ------------------------------------------
                                                                     373,077       111,020      148,851
Expenses (Note 2):
   Mortality and expense risks                                        22,976        14,428       10,069
                                                                ------------------------------------------
Net investment income                                                350,101        96,592      138,782

Realized and unrealized gains (losses) on investments (Note 4)

   Net realized gains (losses) on investments                         49,320       (13,565)      15,162
   Change in net unrealized appreciation/depreciation of
     investments                                                     433,439       (87,735)     (62,178)
                                                                ------------------------------------------
Net increase (decrease) in net assets resulting from operations     $832,860     $  (4,708)   $  91,766
                                                                ==========================================

                                                                           Emerging Growth Division
                                                                            Year ended December 31
                                                                 ---------------------------------------------
                                                                       1995            1994          1993
                                                                 ---------------------------------------------
Investment income
Income:
   Dividends (Note 1)                                               $     65,593     $  26,319     $  14,369
   Capital gains distributions                                            63,164       131,170       130,419
                                                                 ---------------------------------------------
                                                                         128,757       157,489       144,788
Expenses (Note 2):
   Mortality and expense risks                                            43,103        21,185        10,184
                                                                 ---------------------------------------------
Net investment income                                                     85,654       136,304       134,604

Realized and unrealized gains (losses) on investments (Note 4)
   Net realized gains (losses) on investments                            172,414        42,332        98,424
   Change in net unrealized appreciation/depreciation of
     investments                                                       1,127,081      (174,867)       18,087
                                                                 ---------------------------------------------
Net increase in net assets resulting from operations                  $1,385,149    $    3,769      $251,115
                                                                 =============================================

                                                                                  High Yield Division
                                                                                 Year ended December 31
                                                                 -----------------------------------------------------
                                                                        1995              1994              1993
                                                                 -----------------------------------------------------
Investment income
Income:
   Dividends (Note 1)                                                  $72,460           $21,527           $15,343
   Capital gains distributions                                               -                 -                 -
                                                                 -----------------------------------------------------
                                                                        72,460`           21,527            15,343
Expenses (Note 2):
   Mortality and expense risks                                           3,702             1,585             1,251
                                                                 -----------------------------------------------------
Net investment income                                                   68,758            19,942            14,092

Realized and unrealized gains (losses) on investments (Note 4)
   Net realized gains (losses) on investments                              683            (1,293)            3,830
   Change in net unrealized appreciation/depreciation of
     investments                                                        (5,654)          (18,588)           (1,972)
                                                                 -----------------------------------------------------
Net increase in net assets resulting from operations                   $63,787          $     61           $15,950
                                                                 =====================================================

                                                                                Money Market Division
                                                                                Year ended December 31

                                                                       1995              1994             1993
                                                                 -----------------------------------------------------
Investment income
Income:
   Dividends (Note 1)                                                 $24,633           $14,894           $6,186
   Capital gains distributions                                              -                 -                -
                                                                 -----------------------------------------------------
                                                                        24,633            14,894            6,186
Expenses (Note 2):
   Mortality and expense risks                                          3,167             3,050            1,729
                                                                 -----------------------------------------------------
Net investment income                                                  21,466            11,844            4,457


Realized and unrealized gains (losses) on investments (Note 4)
   Net realized gains (losses) on investments                              -                  -                -
   Change in net unrealized appreciation/depreciation of
     investments                                                           -                  -                -
                                                                 ----------------------------------------------------
Net increase in net assets resulting from operations                 $21,466           $11,844           $4,457
                                                                 ====================================================


See accompanying notes.

Principal Mutual Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 1995, 1994 and 1993

                                                                                                        Balanced
                                                                                    Combined            Division
                                                                                -----------------   ------------------

Net assets at January 1, 1993                                                       $3,571,056         $   912,717

Increase (decrease) in net assets Operations:
   Net investment income                                                               430,698             113,199
   Net realized gains on investments                                                   153,033              21,878
   Change in net unrealized appreciation/depreciation of investments                   (62,738)            (16,979)
                                                                                -----------------   ------------------
Net increase in net assets resulting from operations                                   520,993             118,098



Policy related transactions (Note 2):
   Net premium payments, less sales charges and applicable premium
     taxes                                                                           4,243,839             722,419
   Contract terminations and surrenders                                               (302,559)            (41,473)
   Death benefit payments                                                               (1,961)               (627)
   Policy loan transfers                                                              (162,427)            (29,608)
   Transfers to other contracts                                                     (1,444,635)            (70,023)
   Cost of insurance and administration charges                                       (591,394)           (126,288)
   Surrender charges                                                                   (30,418)             (4,170)
                                                                                -----------------   ------------------
Increase (decrease) in net assets from policy related transactions                   1,710,445             450,230
                                                                                -----------------   ------------------
Total increase (decrease)                                                            2,231,438             568,328
                                                                                -----------------   ------------------
Net assets at December 31, 1993                                                      5,802,494           1,481,045

Net assets at January 1, 1994

Increase (decrease) in net assets Operations:
   Net investment income                                                               361,356              66,856
   Net realized gains (losses) on investments                                           31,582               6,900
   Change in net unrealized appreciation/depreciation of investments                  (442,230)           (120,904)
                                                                                -----------------   ------------------
Net increase (decrease) in net assets resulting from operations                        (49,292)            (47,148)

Policy related transactions (Note 2):
   Net premium payments, less sales charges and applicable premium
     taxes                                                                           7,030,808             805,108
   Contract terminations and surrenders                                               (200,983)            (61,360)
   Death benefit payments                                                               (4,614)                  -
   Policy loan transfers                                                              (131,130)            (25,740)
   Transfers to other contracts                                                     (2,149,666)           (155,607)
   Cost of insurance and administration charges                                     (1,002,937)           (178,431)
   Surrender charges                                                                   (41,439)            (12,651)
                                                                                -----------------   ------------------

Increase in net assets from policy related transactions                              3,500,039             371,319
                                                                                -----------------   ------------------
Total increase                                                                       3,450,747             324,171
                                                                                -----------------   ------------------
Net assets at December 31, 1994                                                      9,253,241           1,805,216


Net assets at January 1, 1995                                                        9,253,241          $1,805,216

Increase (decrease) in net assets Operations:
   Net investment income                                                               709,482             140,890
   Net realized gains on investments                                                   254,585              28,104
   Change in net unrealized appreciation/depreciation of investments                 1,956,773             316,677
                                                                                -----------------   ------------------
Net increase in net assets resulting from operations                                 2,920,840             485,671

Policy related transactions (Note 2):
   Net premium payments, less sales charges and applicable premium
     taxes                                                                           9,511,939           1,036,158
   Contract terminations and surrenders                                               (514,344)            (89,520)
   Death benefit payments                                                               (9,358)                  -
   Policy loan transfers                                                              (275,660)            (52,264)
   Transfers to other contracts                                                     (2,602,796)           (145,034)
   Cost of insurance and administration charges                                     (1,539,242)           (233,775)
   Surrender charges                                                                   (66,485)            (11,571)
                                                                                -----------------   ------------------
Increase (decrease) in net assets from policy related transactions                   4,504,054             503,994
                                                                                -----------------   ------------------
Total increase (decrease)                                                            7,424,894             989,665
                                                                                -----------------   ------------------
 Net assets at December 31, 1995                                                    $16,678,135          $2,794,881
                                                                                =================   ==================

                                                                                      Bond               Stock
                                                                                    Division            Division
                                                                                ------------------  ------------------
Net assets at January 1, 1993                                                         $256,631           $1,005,168

Increase (decrease) in net assets Operations:
   Net investment income                                                                25,564             138,782
   Net realized gains on investments                                                    13,739              15,162
   Change in net unrealized appreciation/depreciation of investments                       304             (62,178)
                                                                                 ------------------  ------------------
Net increase in net assets resulting from operations                                    39,607              91,766

Policy related transactions (Note 2):
   Net premium payments, less sales charges and applicable premium
     taxes                                                                             344,656             939,904
   Contract terminations and surrenders                                               (107,373)            (53,383)
   Death benefit payments                                                                    -                (642)
   Policy loan transfers                                                                (5,743)            (40,134)
   Transfers to other contracts                                                        (77,910)           (123,748)
   Cost of insurance and administration charges                                        (43,267)           (149,902)
   Surrender charges                                                                   (10,795)             (5,367)
                                                                                ------------------  ------------------
Increase (decrease) in net assets from policy related transactions                      99,568             566,728
                                                                                ------------------  ------------------
Total increase (decrease)                                                              139,175             658,494
                                                                                ------------------  ------------------
Net assets at December 31, 1993                                                        395,806           1,663,662

Net assets at January 1, 1994

Increase (decrease) in net assets Operations:
   Net investment income                                                                29,818              96,592
   Net realized gains (losses) on investments                                           (2,792)            (13,565)
   Change in net unrealized appreciation/depreciation of investments                   (40,136)            (87,735)
                                                                                ------------------  ------------------
Net increase (decrease) in net assets resulting from operations                        (13,110)             (4,708)

Policy related transactions (Note 2):
   Net premium payments, less sales charges and applicable premium
     taxes                                                                             288,736           1,149,226
   Contract terminations and surrenders                                                 (4,871)            (39,008)
   Death benefit payments                                                                    -              (3,319)
   Policy loan transfers                                                                (3,819)            (42,994)
   Transfers to other contracts                                                        (92,188)           (226,938)
   Cost of insurance and administration charges                                        (59,452)           (218,560)
   Surrender charges                                                                    (1,004)             (8,043)
                                                                                ------------------  ------------------

Increase in net assets from policy related transactions                                127,402             610,364
                                                                                ------------------  ------------------
 Total increase                                                                         114,292             605,656
                                                                                ------------------  ------------------
Net assets at December 31, 1994                                                         510,098          2,269,318

Net assets at January 1, 1995                                                           510,098          2,269,318

Increase (decrease) in net assets Operations:
   Net investment income                                                                 42,613            350,101
   Net realized gains on investments                                                      4,064             49,320
   Change in net unrealized appreciation/depreciation of investment                      85,230            433,439
                                                                                -------------------  -----------------
Net increase in net assets resulting from operations                                    131,907            832,860

Policy related transactions (Note 2):
   Net premium payments, less sales charges and applicable premium
     taxes                                                                              444,236          1,633,021
   Contract terminations and surrenders                                                 (24,317)          (149,990)
   Death benefit payments                                                                    -              (2,336)
   Policy loan transfers                                                                 (4,770)           (56,174)
   Transfers to other contracts                                                         (52,638)          (218,351)
   Cost of insurance and administration charges                                         (78,861)          (313,935)
   Surrender charges                                                                     (3,144)           (19,388)
                                                                                -------------------  -----------------
Increase (decrease) in net assets from policy related transactions                      280,506            872,847
                                                                                -------------------  -----------------
Total increase (decrease)                                                               412,413          1,705,707
                                                                                -------------------  -----------------
Net assets at December 31, 1995                                                        $922,511         $3,975,025
                                                                                ===================  =================

                                                                                    Emerging            High
                                                                                     Growth             Yield
                                                                                    Division           Division
                                                                                -----------------  -----------------

Net assets at January 1, 1993                                                      $1,033,749         $  71,862


Increase (decrease) in net assets Operations:
   Net investment income                                                              134,604            14,092
   Net realized gains on investments                                                   98,424             3,830
   Change in net unrealized appreciation/depreciation of investments                   18,087            (1,972)
                                                                                -----------------  -----------------
Net increase in net assets resulting from operations                                  251,115            15,950

Policy related transactions (Note 2):
   Net premium payments, less sales charges and applicable premium
     taxes                                                                          1,179,248           196,359
   Contract terminations and surrenders                                               (94,725)           (2,641)
   Death benefit payments                                                                (692)                -
   Policy loan transfers                                                              (60,229)           (5,136)
   Transfers to other contracts                                                      (236,343)          (74,398)
   Cost of insurance and administration charges                                      (188,113)          (22,433)
   Surrender charges                                                                   (9,523)             (265)
                                                                                ------------------  ----------------
Increase (decrease) in net assets from policy related transactions                    589,623            91,486
                                                                                ------------------  ----------------
Total increase (decrease)                                                             840,738           107,436
                                                                                ------------------  ----------------
Net assets at December 31, 1993                                                     1,874,487           179,298

Net assets at January 1, 1994

Increase (decrease) in net assets Operations:
   Net investment income                                                              136,304            19,942
   Net realized gains (losses) on investments                                          42,332            (1,293)
   Change in net unrealized appreciation/depreciation of investments                 (174,867)          (18,588)
                                                                                ------------------  ----------------
Net increase (decrease) in net assets resulting from operations                         3,769                61

Policy related transactions (Note 2):
   Net premium payments, less sales charges and applicable premium taxes
   Contract terminations and surrenders                                             2,765,121            120,265
   Death benefit payments                                                             (83,480)            (9,690)
   Policy loan transfers                                                               (1,295)                 -
   Transfers to other contracts                                                       (59,784)            (3,260)
   Cost of insurance and administration charges                                      (284,168)           (7,501)
   Surrender charges                                                                 (396,646)           (32,323)
                                                                                      (17,212)            (1,998)
                                                                                ------------------  ----------------
Increase in net assets from policy related transactions                             1,922,536             65,493
                                                                                ------------------  ----------------
Total increase                                                                      1,926,305             65,554
                                                                                ------------------  ----------------
Net assets at December 31, 1994                                                     3,800,792            244,852

Net assets at January 1, 1995                                                       3,800,792            244,852

Increase (decrease) in net assets Operations:
   Net investment income                                                               85,654             68,758
   Net realized gains on investments                                                  172,414                683
   Change in net unrealized appreciation/depreciation of investmen                  1,127,081             (5,654)
                                                                                ------------------  ----------------
Net increase in net assets resulting from operations                                1,385,149             63,787


Policy related transactions (Note 2):
   Net premium payments, less sales charges and applicable premium
     taxes                                                                          4,022,336            673,413
   Contract terminations and surrenders                                              (238,336)           (10,016)
   Death benefit payments                                                              (4,755)                 -
   Policy loan transfers                                                             (159,532)            (3,158)
   Transfers to other contracts                                                      (338,865)           (52,617)
   Cost of insurance and administration charges                                      (707,162)           (60,938)
   Surrender charges                                                                  (30,806)            (1,295)
                                                                                ------------------  ----------------
Increase (decrease) in net assets from policy related transactions                  2,542,880            545,389
                                                                                ------------------  ----------------
Total increase (decrease)                                                           3,928,029            609,176
                                                                                ------------------  ----------------
Net assets at December 31, 1995                                                    $7,728,821           $854,028
                                                                                ==================  ================

                                                                                     Money
                                                                                     Market
                                                                                    Division
                                                                                ------------------
Net assets at January 1, 1993                                                      $   290,929

Increase (decrease) in net assets Operations:
   Net investment income                                                                 4,457
   Net realized gains on investments                                                         -
   Change in net unrealized appreciation/depreciation of investments                         -
                                                                                ------------------
Net increase in net assets resulting from operations                                     4,457

Policy related transactions (Note 2):
   Net premium payments, less sales charges and applicable premium
     taxes                                                                             861,253
   Contract terminations and surrenders                                                 (2,964)
   Death benefit payments                                                                    -
   Policy loan transfers                                                               (21,577)
   Transfers to other contracts                                                       (862,213)
   Cost of insurance and administration charges                                        (61,391)
   Surrender charges                                                                      (298)
                                                                                ------------------
Increase (decrease) in net assets from policy related transactions                     (87,190)
                                                                                ------------------
Total increase (decrease)                                                              (82,733)
                                                                                ------------------
Net assets at December 31, 1993                                                        208,196

Net assets at January 1, 1994

Increase (decrease) in net assets Operations:
   Net investment income                                                                11,844
   Net realized gains (losses) on investments                                                -
   Change in net unrealized appreciation/depreciation of investments                         -
                                                                                ------------------
Net increase (decrease) in net assets resulting from operations                         11,844

Policy related transactions (Note 2):
   Net premium payments, less sales charges and applicable premium
     taxes                                                                           1,902,352
   Contract terminations and surrenders                                                 (2,574)
   Death benefit payments                                                                    -
   Policy loan transfers                                                                 4,467
   Transfers to other contracts                                                     (1,383,264)
   Cost of insurance and administration charges                                       (117,525)
   Surrender charges                                                                      (531)
                                                                                ------------------

Increase in net assets from policy related transactions                                402,925
                                                                                ------------------
 Total increase                                                                         414,769
                                                                                ------------------
Net assets at December 31, 1994                                                        622,965

Net assets at January 1, 1995                                                          622,965

Increase (decrease) in net assets Operations:
   Net investment income                                                                21,466
   Net realized gains on investments                                                         -
   Change in net unrealized appreciation/depreciation of investmen                           -
                                                                                ------------------
Net increase in net assets resulting from operations                                    21,466

Policy related transactions (Note 2):
   Net premium payments, less sales charges and applicable premium
     taxes                                                                           1,702,775
   Contract terminations and surrenders                                                 (2,165)
   Death benefit payments                                                               (2,267)
   Policy loan transfers                                                                   238
   Transfers to other contracts                                                     (1,795,291)
   Cost of insurance and administration charges                                       (144,571)
   Surrender charges                                                                      (281)
                                                                                ------------------
Increase (decrease) in net assets from policy related transactions                    (241,562)
                                                                                ------------------
Total increase (decrease)                                                             (220,096)
                                                                                ------------------
Net assets at December 31, 1995                                                    $   402,869
                                                                                ==================


See accompanying notes.

Principal Mutual Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 1995



1.  Investment and Accounting Policies

Principal Mutual Life Insurance Company Variable Life Separate Account is a segregated investment account of Principal Mutual Life Insurance Company (Principal Mutual) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible policyowners, the Separate Account invests solely in shares of Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Accumulation Fund, Inc., Principal Emerging Growth Fund, Inc., Principal High Yield Fund, Inc., and Principal Money Market Fund, Inc., diversified open-end management investment companies organized by Principal Mutual. Investments are stated at the closing net asset values per share on December 31, 1995.

The average cost method is used to determine realized gains and losses on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date.


2.  Expenses and Policy Charges

Principal Mutual is compensated for the following expenses and charges:

Mortality and expense risks assumed by Principal Mutual are compensated for by a charge equivalent to an annual rate of .75% of the asset value of each policy. An annual administration charge of $57 for each policy and a cost of insurance charge, which is based on the Company's expected future mortality experience, is deducted as compensation for administrative and insurance expenses, respectively. The mortality and expense risk, annual administration, and insurance charges amounted to $95,590, $166,464, and $1,372,778, respectively, in 1995; $55,513, $119,268, and $883,669, respectively, in 1994; and $35,413,
$72,362, and $519,032, respectively, in 1993. A sales charge of 5.0% is deducted from each payment made on behalf of each participant. The sales charge is deducted from the payments by Principal Mutual prior to their transfer to the Variable Life Separate Account. In addition, a surrender charge up to a maximum of 25% of the minimum first year premium may be imposed upon total surrender or termination of a policy for insufficient value.


3.  Federal Income Taxes

Operations of the Separate Account are a part of the operations of Principal Mutual. Under current practice, no federal income taxes are allocated by Principal Mutual to the operations of Principal Mutual Life Insurance Company Variable Life Separate Account.

4.  Purchases and Sales of Investment Securities

The aggregate units and cost of purchases and proceeds from sales of investments were as follows:

                                                                                      Capital Accumulation
                                      Balanced Division         Bond Division             Division
                                    -----------------------------------------------------------------------
                                      Units      Amount      Units       Amount      Units      Amount
                                    -----------------------------------------------------------------------
Year ended December 31, 1995
Units purchased and reinvested
   dividends and capital gains        56,758   $1,194,305    24,137     $492,234     87,030     $2,006,098
Units redeemed                        29,073      549,421     8,980      169,115     40,420        783,150
                                    -----------------------------------------------------------------------
Net increase                          27,685   $  644,884    15,157     $323,119     46,610     $1,222,948
                                    =======================================================================

Year ended December 31, 1994
Units purchased and reinvested
   dividends and capital gains        48,225     $884,022    17,428     $321,761     69,938     $1,260,246
Units redeemed                       (25,949)    (445,847)   (9,652)    (164,541)   (32,805)      (553,290)
                                    -----------------------------------------------------------------------
Net increase                          22,276     $438,175     7,776     $157,220     37,133     $  706,956
                                    =======================================================================

Year ended December 31, 1993
Units purchased and reinvested
   dividends and capital gains        45,069     $844,632    21,131     $373,386     59,306     $1,088,755
Units redeemed                       (16,973)    (281,203)  (14,639)    (248,254)   (23,597)      (383,245)
                                    -----------------------------------------------------------------------
Net increase                          28,096     $563,429     6,492     $125,132     35,709     $  705,510
                                    =======================================================================


                                        Emerging Growth                              Money Market Division
                                           Division          High Yield Division
                                    -------------------------------------------------------------------------
                                      Units      Amount       Units      Amount       Units       Amount
                                    -------------------------------------------------------------------------
Year ended December 31, 1995
Units purchased and reinvested
   dividends and capital gains        165,606  $4,151,094     40,295    $745,873     120,838     $1,727,408
Units redeemed                         60,516   1,522,560      7,739     131,726     138,209      1,947,504
                                    -------------------------------------------------------------------------
Net increase (decrease)               105,090  $2,628,534     32,556    $614,147     (17,371)    $ (220,096)
                                    =========================================================================

Year ended December 31, 1994
Units purchased and reinvested
   dividends and capital gains        129,908  $2,922,610      7,938    $141,792     140,805     $1,917,246
Units redeemed                        (39,368)   (863,770)    (3,624)    (56,357)   (111,080)    (1,502,477)
                                    -------------------------------------------------------------------------
Net increase                           90,540  $2,058,840      4,314    $ 85,435      29,725     $  414,769
                                    =========================================================================

Year ended December 31, 1993
Units purchased and reinvested
   dividends and capital gains         61,758  $1,324,037     13,653    $211,702      65,053     $  867,441
Units redeemed                        (31,157)   (599,810)    (7,155)   (106,124)    (71,680)      (950,174)
                                    -------------------------------------------------------------------------
Net increase (decrease)                30,601 $   724,227      6,498    $105,578      (6,627)    $  (82,733)
                                    =========================================================================

5.  Net Assets

Net assets at December 31, 1995 consisted of the following:

                                                                                                Net Unrealized
                                                                          Accumulated Net        Appreciation
                                                     Unit Transactions   Investment Income    (Depreciation) of
                                        Combined                                                 Investments
                                    ------------------------------------------------------------------------------

   Balanced Division                    $  2,794,881     $  2,273,642        $   283,575          $   237,664
   Bond Division                             922,511          805,743             72,988               43,780
   Capital Accumulation Division           3,975,025        3,166,851            489,335              318,839
   Emerging Growth Division                7,728,821        6,330,029            245,683            1,153,109
   High Yield Division                       854,028          797,025             85,310              (28,307)
   Money Market Division                     402,869          398,502              4,367                    -
                                    ------------------------------------------------------------------------------
                                         $16,678,135      $13,771,792         $1,181,258           $1,725,085
                                    ==============================================================================

Principal Mutual Life Insurance Company


Report of Independent Auditors


The Board of Directors
Principal Mutual Life Insurance Company

We have audited the accompanying statements of financial position of Principal Mutual Life Insurance Company (the Company) as of December 31, 1995 and 1994, and the related statements of operations and surplus and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Principal Mutual Life Insurance Company at December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles and with reporting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa.

ERNST & YOUNG LLP

Des Moines, Iowa
January 31, 1996

                     Principal Mutual Life Insurance Company

                        Statements of Financial Position





                                                   December 31
                                                1995         1994
                                            ---------------------------
                                                  (In Millions)
Assets
Bonds                                          $21,798      $20,626
Preferred stocks                                    93           69
Common stocks                                    1,330          914
Investment in subsidiaries                         546          501
Commercial mortgage loans                        9,794        8,901
Residential mortgage loans                         234          287
Investment real estate                           1,313        1,155
Properties held for Company use                    204          159
Policy loans                                       711          683
Cash and short-term investments                    913          485
Accrued investment income                          467          468
Separate account assets                         12,957        9,197
Other assets                                       908          672
                                            ---------------------------
Total assets                                   $51,268      $44,117
                                            ===========================

Liabilities
Insurance reserves                            $  6,297     $  6,007
Annuity reserves                                25,770       24,311
Reserves for policy dividends                      578          583
Other policy liabilities                           748          618
Investment valuation reserves                    1,041          792
Tax liabilities                                    241          189
Separate account liabilities                    12,891        9,099
Other liabilities                                1,494          591
                                            ---------------------------
Total liabilities                               49,060       42,190

Surplus
Surplus notes                                      298          298
Unassigned and other surplus funds               1,910        1,629
                                            ---------------------------
Total surplus                                    2,208        1,927
                                            ---------------------------
Total liabilities and surplus                  $51,268      $44,117
                                            ===========================



See accompanying notes.

                     Principal Mutual Life Insurance Company

                      Statements of Operations and Surplus

                                                                         Year ended December 31
                                                                    1995           1994          1993
                                                                ------------------------------------------
                                                                               (In Millions)
Income
Premiums and annuity and other considerations                      $11,940       $10,718       $  9,983
Net income from investments                                          2,651         2,520          2,369
Other income                                                            25           505             18
                                                                ------------------------------------------
Total income                                                        14,616        13,743         12,370

Benefits and expenses
Benefit payments other than dividends                                9,268         8,211          6,729
Dividends to policyowners                                              309           317            410
Additions to policyowner reserves                                    3,439         3,756          3,890
 Insurance expenses and taxes                                        1,199         1,145          1,029
                                                                ------------------------------------------
Total benefits and expenses                                         14,215        13,429         12,058
                                                                ------------------------------------------

Income before federal income taxes and realized
   capital gains (losses)                                              401           314            312

Federal income taxes                                                   140           130             48
                                                                 ------------------------------------------

Net gain from operations before realized capital gains (losses)
                                                                       261           184            264


Realized capital gains (losses)                                          2           (32)           (52)
                                                                ------------------------------------------
Net income                                                       $     263     $     152      $     212
                                                                ==========================================

Surplus
Surplus at beginning of year                                      $  1,927      $  1,641       $  1,440
Net income                                                             263           152            212
Issuance of surplus notes                                                -           298              -
Increase in investment valuation reserves                             (249)         (131)           (43)
Increase in non-admitted assets and related items                      (45)          (51)           (59)
Net unrealized capital gains                                           326            47             57
Adjustment for prior years' federal income taxes                         -           (63)             -
Net policyowner reserve adjustments                                      1            31             18
Other adjustments - net                                                (15)            3             16
                                                                ------------------------------------------
Surplus at end of year                                            $  2,208      $  1,927       $  1,641
                                                                ==========================================




See accompanying notes.

                    Principal Mutual Life Insurance Company

                            Statements of Cash Flows


                                                                               Year ended December 31
                                                                          1995          1994          1993
                                                                      ------------------------------------------
                                                                                    (In Millions)
CASH PROVIDED
Proceeds from operating activities
   Premiums and annuity and other considerations
     received                                                             $11,923       $10,711      $  9,967
   Net investment income received                                           2,723         2,509         2,421
   Benefit payments other than dividends                                   (9,277)       (8,186)       (6,700)
   Dividends paid to policyowners                                            (317)         (293)         (396)
   Insurance expenses and taxes paid                                       (1,198)       (1,159)       (1,007)
   Federal income taxes paid                                                 (125)          (67)         (119)
   Transfers for separate account operations                               (1,549)       (1,396)       (1,120)
   Other                                                                       (3)            7            (5)
                                                                      ------------------------------------------
Net cash provided from operations                                           2,177         2,126         3,041

Proceeds from investments sold, matured or repaid
   Bonds and stocks                                                        12,028        10,951        20,072
   Mortgage loans                                                           1,276         2,043         6,852
   Real estate and other invested assets                                       70           168            37
   Tax on capital gains                                                       (22)          (25)          (29)
                                                                      ------------------------------------------
Total cash provided from investments                                       13,352        13,137        26,932

Issuance of surplus notes                                                       -           298             -
Other cash provided                                                           793             -            85
                                                                      ------------------------------------------
Total cash provided                                                        16,322        15,561        30,058

CASH APPLIED
Cost of investments acquired
   Bonds and stocks acquired                                              (13,234)      (13,709)      (22,434)
   Mortgage loans acquired or originated                                   (2,265)       (1,611)       (7,253)
   Real estate and other invested assets acquired                            (195)          (91)         (132)
                                                                      ------------------------------------------
Total cash applied to investments                                         (15,694)      (15,411)      (29,819)

Other cash applied                                                           (200)         (135)          (72)
                                                                      ------------------------------------------
Total cash applied                                                        (15,894)      (15,546)      (29,891)

SHORT-TERM BORROWINGS
   Proceeds of short-term borrowings                                          990         3,152         1,743
   Repayment of short-term borrowings                                        (990)       (3,152)       (1,743)
                                                                      ------------------------------------------
Net cash provided by short-term borrowings                                      -             -             -
                                                                      ------------------------------------------
Net increase in cash and short-term investments                               428            15           167

Cash and short-term investments at beginning of year                          485           470           303
                                                                      ------------------------------------------
Cash and short-term investments at end of year                          $     913     $     485     $     470
                                                                      ==========================================

See accompanying notes.

                     Principal Mutual Life Insurance Company

                          Notes to Financial Statements

                                December 31, 1995


1.  Nature of Operations and Significant Accounting Policies

Description of Business

Principal Mutual Life Insurance Company (the Company) is primarily engaged in the marketing and management of life insurance, annuity, health and pension products. In addition, the Company provides various other financial services through its subsidiaries.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Company's financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Basis of Presentation

The Company's financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa (statutory accounting practices), which practices are currently regarded as generally accepted accounting principles (GAAP) for mutual life insurance companies.

Beginning in 1996, however, under the requirements of Financial Accounting Standards Board (FASB) Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises," as amended, financial statements prepared on the basis of statutory accounting practices will no longer be described as prepared "in conformity with GAAP." The Accounting Standards Executive Committee of the American Institute of Certified Public Accountants and the FASB issued authoritative accounting and reporting pronouncements in January 1995, effective for calendar year 1996, addressing how mutual life insurance companies should account for certain insurance activities. Applying the provisions of these authoritative accounting and reporting pronouncements may result in surplus and net income that differ from the amounts reported under existing statutory accounting practices. The Company has not yet determined the impact of these pronouncements on its financial statements. The Company plans to issue general-purpose financial statements for calendar year 1996 that follow these authoritative pronouncements and will be described as prepared in conformity with GAAP. These statutory-basis financial statements, however, will continue to be required by insurance regulatory authorities.

The National Association of Insurance Commissioners (NAIC) currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is not expected to be completed before 1997, will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements.

Subsidiaries

Investment in subsidiaries is reported at equity in net assets determined on a statutory basis for insurance subsidiaries and on the basis of prescribed valuation alternatives for non-insurance subsidiaries, resulting in carrying values periodically approved by the Securities Valuation Office of the NAIC. Total assets of these unconsolidated subsidiaries amounted to $2.6 billion at December 31, 1995 and $2.1 billion at December 31, 1994, and total revenues were $1,190 million in 1995, $911 million in 1994 and $669 million in 1993. During 1995, 1994 and 1993, the Company included $(48) million, $(2) million and $(37) million, respectively, in net income from investments representing the current year net losses of its subsidiaries.

Investments

Investments in bonds, short-term investments, and commercial and residential mortgage loans are reported principally at cost (unpaid principal balance), adjusted for amortization of premiums and accrual of discounts, both computed using the interest method; policy loans and investments in preferred stocks primarily at cost; common stocks at market value based on the latest quoted market prices; and investments in real estate and properties held for Company use generally at cost less encumbrances and accumulated depreciation. For the loan-backed and structured securities included in the bond portfolio, the Company recognizes income using the prospective method which results in a new constant effective yield based on currently anticipated prepayments as determined by broker-dealer surveys or internal estimates. Properties acquired through loan foreclosures with cumulative carrying values of $946 million at December 31, 1995, and $830 million at December 31, 1994, are recorded at the lower of cost (principal balance of the former mortgage loan) or fair market value at the time of foreclosure or receipt of deed in lieu of foreclosure. This becomes the new cost basis of the real estate and is subject to further potential carrying value reductions as a result of depreciation and quarterly valuation determinations. Depreciation expense is computed primarily on the basis of accelerated and straight-line methods over the estimated useful lives of the assets. Other admitted assets are valued as prescribed by the Iowa Insurance laws. Net realized capital gains and losses on investments are determined using the specific identification basis.

The Asset Valuation Reserve (AVR) provides a reserve for losses from investments in bonds, preferred and common stocks, mortgage loans, real estate, and other invested assets, with related increases or decreases being recorded directly to surplus. At December 31, 1995 and 1994, the AVR was $1,041 million and $792 million, respectively. At both December 31, 1995 and 1994, other liabilities include additional investment reserves of $36 million and $51 million, respectively, of which $9 million is required by statutory accounting practices as a provision for potential losses on specific mortgages in default. Unrealized capital gains and losses on investments, including changes in mortgage and security reserves, are recorded directly in surplus. Comparable adjustments are also made to the AVR.

The Interest Maintenance Reserve (IMR) primarily defers certain interest-related gains and losses (net of tax) on fixed income securities which are amortized into net income from investments over the estimated remaining lives of the investments sold. At December 31, 1995 and 1994, the IMR, which is included in other liabilities, was $109 million and $52 million, respectively.

In connection with preparation of its statement of cash flows, the Company considers all highly liquid investments with a maturity of one year or less when purchased to be short-term investments.

Fair Values of Financial Instruments

The Company has accumulated information to disclose the fair values of certain financial instruments, whether or not recognized in the statement of financial position, as required by the FASB. The FASB excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. The aggregate fair value asset amounts for investments (including cash and short-term investments, policy loans and accrued investment income and excluding investment in subsidiaries and investment real estate) are presented in Note 2 (carrying value: 1995 - $35.3 billion, 1994 - $32.4 billion; fair value: 1995 - $37.5 billion, 1994 - $31.9 billion). Fair value information for derivatives held or issued for purposes other than trading is presented in Note 3.
Information for certain of the Company's reserves and liabilities that are investment-type contracts (insurance, annuity and other policy contracts that do not involve significant mortality or morbidity risk) is presented in Note 4 (carrying value: 1995 - $21.4 billion, 1994 - $20.0 billion; fair value: 1995 - $22.0 billion, 1994 - $19.5 billion). Those referenced notes also describe the methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments. Those techniques utilized in estimating the fair values of financial instruments are affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. Care should be exercised in deriving conclusions about the Company's business, its value or financial position based on the fair value information of certain financial instruments presented in the referenced notes.

Futures and Forward Contracts and Interest Rate and Equity Swaps

The Company uses financial futures contracts, forward purchase commitments and interest rate swaps to hedge risks associated with interest rate fluctuations and uses equity swaps to hedge risks associated with market fluctuations of certain unaffiliated common stocks. Realized capital gains and losses on those contracts which hedge risks associated with interest rate fluctuations are amortized over the remaining lives of the underlying assets, primarily by including them in the IMR. Realized capital gains and losses on equity swaps are recognized in the period incurred.

Reserves for Insurance, Annuity and Accident and Health Policies

The reserves for life, health and annuity policies, all developed by actuarial methods, are established and maintained on the basis of mortality and morbidity tables using assumed interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than the minimum valuation required by law or guaranteed policy cash values. The cumulative effects of changes in valuation bases at the beginning of the year for previously established policyowner reserves are included as adjustments to surplus. Significant decreases in valuation bases are approved by the Insurance Division of the Department of Commerce of the State of Iowa.

The liability for unpaid accident and health claims is determined using statistical analyses and case basis evaluations. This liability is an estimate of the ultimate net cost of all reported and unreported losses that are unpaid. This liability is determined using estimates of future trends in claim severity, frequency, and other factors that could vary as claims are ultimately settled. Although considerable variability is inherent in such estimates, the Company believes that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in current operations.

Recognition of Premium Revenues and Costs

For life and annuity contracts, premiums are recognized as revenues over the premium-paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

Reinsurance

The Company reinsures certain of its risks. Reinsurance premiums, expenses, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies (1995 - $27 million, 1994 - $21 million and 1993 - $19 million) are reported as a reduction of premium income, and insurance reserves applicable to reinsurance ceded have also been reported as reductions of these items (1995 - $33 million and 1994 - $24 million). The Company is contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations that it has assumed.

Separate Accounts

The separate accounts presented in the financial statements represent the fair market value of funds that are separately administered by the Company for contracts with equity, real estate and fixed-income investments. The separate account contract owner, rather than the Company, bears the investment risk of these funds. The Company receives a fee for administrative and investment advisory services.

Separate account assets and liabilities are disclosed in the aggregate in the statements of financial position. The statements of operations include the premiums, increases in reserves, benefits, and other items arising from the operations of the separate accounts of the Company. The statements of surplus reflect the gain from operations and surplus of the separate accounts. Such gain from operations and surplus arises from the transfer by the Company of funds to the separate accounts to facilitate their operations.

Reclassifications

Certain reclassifications have been made to the 1994 and 1993 financial statements to conform to the 1995 presentation.


2.  Investments

Investments in debt securities, preferred stocks, and other fixed maturity instruments are generally held for investment purposes to maturity, and, therefore, are carried in the financial statements at amortized cost. The Company's liabilities, to which such fixed maturity investments are closely matched, are long-term in nature so the Company does not expect to be required to sell such securities prior to maturity.

The carrying values and estimated market values of investments in bonds and preferred stocks as of December 31, 1995 and 1994, are as follows (in millions):

                                                                   Gross           Gross        Estimated
                                              Carrying Value    Unrealized      Unrealized        Market
                                                                   Gains          Losses          Value
                                              ---------------------------------------------------------------
   December 31, 1995 Bonds:
     United States Government and agencies        $     232     $       4            $  -         $     236
     States and political subdivisions                  230            21               -               251
     Corporate - public                               4,374           328              16             4,686
     Corporate - private                             13,877         1,332              15            15,194
     Mortgage-backed securities                       3,085           134               4             3,215
                                               ---------------------------------------------------------------
                                                     21,798         1,819              35            23,582
   Preferred stocks                                      93            12               -               105
                                               ---------------------------------------------------------------
                                                    $21,891        $1,831             $35           $23,687
                                               ===============================================================

   December 31, 1994 Bonds:
     United States Government and agencies         $    111        $    1          $    4         $     108
     States and political subdivisions                  198             2              12               188
     Corporate - public                               3,986            74             142             3,918
     Corporate - private                             13,678           365             391            13,652
     Mortgage-backed securities                       2,653             2             166             2,489
                                              ---------------------------------------------------------------
                                                     20,626           444             715            20,355
   Preferred stocks                                      69             4               2                71
                                              ---------------------------------------------------------------
                                                    $20,695          $448            $717           $20,426
                                              ===============================================================


Market values of public bonds and preferred stocks have been determined by the Company from public quotations, when available, or bonds have been assigned a market rate by the Securities Valuation Office of the NAIC. Private placement securities are valued by discounting the expected total cash flows. Market rates used are applicable to the yield, credit quality and average maturity of each security.

The carrying values and estimated market values of bonds at December 31, 1995, by expected maturity, are as follows (in millions):

                                                                      Carrying Value   Estimated Market
                                                                                            Value
                                                                      ------------------------------------

   Due in one year or less                                              $     747         $     768
   Due after one year through five years                                    6,878             7,271
   Due after five years through ten years                                   6,189             6,695
   Due after ten years                                                      3,176             3,657
                                                                      ------------------------------------
                                                                           16,990            18,391
   Mortgage-backed and other securities without
     a single maturity date                                                 4,808             5,191
                                                                      ------------------------------------
   Total                                                                  $21,798           $23,582
                                                                      ====================================

The carrying value and estimated market value of mortgage loans at December 31, 1995 and 1994, are as follows (in millions):

                                                       1995                            1994
                                          -----------------------------  ----------------------------------
                                                             Estimated                    Estimated Market
                                          Carrying Value      Market      Carrying Value       Value
                                      Value
                                          -----------------------------------------------------------------
   Commercial mortgage loans                   $9,794         $10,129          $8,901          $8,580
   Residential mortgage loans                     234             262             287             299


Market values of commercial mortgage loans are valued by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality, and maturity of each loan. Market values of residential mortgage loans are valued by a pricing and servicing model using market rates that are applicable to the yield, rate structure, credit quality, size, and maturity of each loan. The carrying value for policy loans approximates the fair value.

Major categories of income from investments are summarized as follows (in millions):

                                               Year ended December 31
                                           1995          1994          1993
                                      ------------------------------------------

   Bonds                                  $1,761        $1,622        $1,549
   Preferred stocks                            6             3             2
   Common stocks                              35            22            26
   Investment in subsidiaries                (48)           (2)          (37)
   Mortgage loans                            808           766           811
   Investment real estate                    211           179           129
   Policy loans                               48            44            44
   Cash and short-term investments            29            20             6
   Other                                      18            48             1
                                      ------------------------------------------
                                           2,868         2,702         2,531


   Less investment expenses                  217           182           162
                                      ------------------------------------------
   Net income from investments            $2,651        $2,520        $2,369
                                      ==========================================

The major components of realized capital gains (losses) on investments reflected in operations, and unrealized capital gains (losses) on investments reflected directly in surplus, are summarized as follows (in millions):

                                                     Realized                         Unrealized
                                        ---------------------------------   -----------------------------
                                             1995      1994      1993         1995      1994      1993
                                        ---------------------------------   -----------------------------
   Bonds                                      $101     $(133)     $150        $ (17)     $32      $(32)
   Preferred stocks                             (1)        -       (11)           1       (7)       11
   Common stocks                                32         6        29          398        7        23
   Mortgage loans                              (24)      (34)      (81)           9        3        41
   Investment real estate                        7         3         1            5        6        (1)
   Investment in subsidiaries                    1        32         -           (6)       6        (5)
   Other                                         4        45       (44)          (1)       -        20
                                           ------------------------------   -----------------------------
      Net capital gains (losses)               120       (81)       44          389       47        57

   Related federal income taxes                (41)        6       (26)         (63)       -         -
   Transferred (to) from interest
     maintenance reserve                       (77)       43       (70)           -        -         -
                                           ------------------------------   -----------------------------
   Total capital gains (losses)             $    2    $  (32)     $(52)        $326      $47       $57
                                           ==============================   =============================

Proceeds from sales of investments (excluding maturity proceeds) in debt securities were $6.5 billion in both 1995 and 1994, and $11.9 billion in 1993. Gross gains of $93 million, $53 million and $173 million and gross losses of $54 million, $213 million and $65 million in 1995, 1994 and 1993, respectively, were realized on those sales. Of the 1995, 1994 and 1993 proceeds, $6.1 billion, $5.7 billion and $11.5 billion, respectively, relates to sales of mortgage-backed securities. The Company actively manages its mortgage-backed securities portfolio to control prepayment risk. Gross gains of $66 million, $19 million and $152 million and gross losses of $17 million, $139 million and $29 million in 1995, 1994 and 1993, respectively, were realized on sales of mortgage-backed securities. At December 31, 1995, the Company had security purchases payable totaling $426 million relating to the purchases of mortgage-backed securities at forward dates.

The Company has a revolving credit agreement with Principal Residential Mortgage, Inc., a wholly-owned subsidiary which conducts the Company's mortgage banking operations, of up to $800 million, which had a balance of $458 million outstanding at December 31, 1995.

Commercial mortgage loans and corporate private placement bonds originated or acquired by the Company represent its primary areas of credit risk exposure. At December 31, 1995 and 1994, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

        Geographic Distribution                   Property Type Distribution
------------------------------------------    ----------------------------------
                          December 31                             December 31

                       1995        1994                         1995       1994
                   -----------------------    ---------------------------------

   South Atlantic       22%         21%       Industrial         43%        47%
   Pacific              34          38        Office             26         24
   Mid Atlantic         17          17        Retail             26         24
   North Central        14          13        Other               5          5
   South Central         7           6
   New England           4           3
   Mountain              2           2

The corporate private placement bond portfolio is diversified by issuer and industry. Restrictive bond covenants are monitored by the Company to regulate the activities of issuers and control their leveraging capabilities. Under the NAIC bond classification system, 99.8% and 99.7% of the Company's bond portfolio were carried at amortized cost at December 31, 1995 and 1994, respectively, with the remainder carried at the lower of amortized cost or market value.

Effective December 29, 1995, the Company entered into short-term equity swap agreements to mitigate its exposure to declines in the value of about one-half of its marketable common stock portfolio. Under the agreements, the return on that portion of the Company's marketable common stock portfolio was swapped for a fixed short-term interest rate. At December 31, 1995, there was no realized or unrealized gains or losses recorded on the equity swap agreements and, accordingly, there was no credit exposure. The unrealized appreciation and depreciation of marketable common stocks recognized in the Company's statement of financial position were $814 million and $85 million, respectively, at December 31, 1995.

Investment real estate includes properties directly owned by the Company and investments in subsidiaries include properties owned jointly with venture partners and operated by the partners. Joint ventures in which the Company has an interest have mortgage loans with the Company of $2.2 billion at both December 31, 1995 and December 31, 1994. The Company is committed to provide additional mortgage financing for such joint ventures aggregating $304 million at December 31, 1995.

3.  Derivatives Held or Issued for Purposes Other Than Trading

The Company uses exchange-traded interest rate futures and forward contracts to hedge against interest rate risks. The Company attempts to match the timing of when interest rates are committed on insurance products and on new investments. However, timing differences do occur and can expose the Company to fluctuating interest rates. Interest rate futures and forward contracts are used to minimize these risks. In these contracts, the Company is subject to the risk that the counterparties will fail to perform and to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. Futures contracts are marked to market and settled daily, which minimizes the counterparty risk. The notional amounts of futures and forward contracts ($303 million at December 31, 1995, and $80 million at December 31, 1994) represent the extent of the Company's involvement but not the risk of loss.

The Company enters into interest rate swaps to minimize its exposure to fluctuations in interest rates and to correct duration mismatches. The most common use is to modify the duration of an asset or portfolio, a less common use is to convert a floating rate asset into a fixed rate asset. The notional principal amounts of the swaps outstanding at December 31, 1995 and 1994, were $599 million and $586 million, respectively, and the credit exposure at December 31, 1995 and December 31, 1994 was $8 million. The Company's current credit exposure on swaps is limited to the value of interest rate swaps that have become favorable to the Company. The average unexpired terms of the swaps were approximately three years at both December 31, 1995 and 1994, respectively. The net amount payable or receivable from interest rate swaps is accrued as an adjustment to interest income. The Company's interest rate swap agreements include cross-default provisions when two or more swaps are transacted with a given counterparty. Principal Mutual Life Insurance Company

3.  Derivatives Held or Issued for Purposes Other Than Trading (continued)

The Company enters into currency exchange swap agreements to convert certain foreign denominated fixed rate assets into dollar denominated fixed rate assets and eliminate the exposure to future currency volatility on those securities. At December 31, 1995, the Company had various foreign currency exchange agreements with maturities ranging from 1995 to 2002, with an aggregate notional amount involved of approximately $312 million and the credit exposure was $4 million. The average unexpired term of the swaps was approximately five years at December 31, 1995.


4.  Insurance, Annuity and Accident and Health Reserves

The carrying values and fair values of the Company's reserves and liabilities for investment-type insurance contracts (which are only a portion of the insurance reserves, annuity reserves, and other policy liabilities appearing in the statement of financial position) at December 31, 1995 and 1994, are summarized as follows (in millions):

                                                    1995                               1994
                                     ----------------------------------------------------------------------
                                      Carrying Value        Fair         Carrying Value        Fair
                                                            Value                              Value
                                     ----------------------------------------------------------------------

   Insurance reserves                  $       30       $       33        $       30       $       30
   Annuity reserves                        20,989           21,524            19,714           19,168
   Other policy liabilities                   398              403               270              270
                                     ----------------------------------------------------------------------
   Total                                  $21,417          $21,960           $20,014          $19,468
                                     ======================================================================

The fair values for the Company's reserves and liabilities under investment-type contracts (insurance, annuity and other policy contracts that do not involve significant mortality or morbidity risk) are estimated using discounted cash flow analyses (based on current interest rates being offered for similar contracts with maturities consistent with those remaining for the investment-type contracts being valued) or surrender values.

The fair values for the Company's insurance contracts (insurance, annuity and other policy contracts that do involve significant mortality or morbidity risk), other than investment-type contracts, are not required to be disclosed. The Company does consider, however, the various insurance and investment risks in choosing investments for both insurance and investment-type contracts.


4.  Insurance, Annuity and Accident and Health Reserves (continued)

Activity in the liability for unpaid accident and health claims, which is included with insurance reserves in the statement of financial position, is summarized as follows (in millions):


                                             Year ended December 31
                                        1995          1994          1993
                                    ------------------------------------------
   Balance at beginning of year        $   844       $   723       $   657

   Incurred:
     Current year                        2,665         2,735         2,307
     Prior years                           (24)         (105)          (37)
                                    ------------------------------------------
   Total incurred                        2,641         2,630         2,270

   Payments:
     Current year                        2,196         2,065         1,814
     Prior years                           481           444           390
                                    ------------------------------------------
   Total payments                        2,677         2,509         2,204
                                    ------------------------------------------

   Balance at end of year:
     Current year                          469           670           493
     Prior years                           339           174           230
                                    ------------------------------------------
   Total balance at end of year        $   808       $   844       $   723
                                    ==========================================


5.  Federal Income Taxes

The Company files a consolidated income tax return that includes all of its qualifying subsidiaries, and has a policy of allocating income tax expenses and benefits to companies in the group based upon pro rata contribution of taxable income or operating losses. The Company is taxed at corporate rates on taxable income based on existing tax laws. Due to the inherent differences between income for financial reporting purposes and income for tax purposes, the Company's provision for federal income taxes may not have the customary relationship of taxes to income.

Deferred income taxes are generally not recognized for the tax effects of temporary differences between income for financial reporting purposes and income for tax purposes. In 1993, 1994 and 1995, however, the Company recognized a deferred tax asset and operating benefit for the tax effect of unamortized deferred acquisition costs required for tax purposes. This deferred tax asset was non-admitted in accordance with statutory accounting practices. In 1995, the Company also recognized a deferred tax liability and surplus charge for the tax effect of unrealized gains for common stocks identified for sale in 1996.

5.  Federal Income Taxes (continued)

In December 1994, a U.S. Court of Appeals with jurisdiction over the Company ruled that federal law did not permit mutual life insurance companies to use a negative recomputed differential earnings rate to compute their equity tax liability for the preceding year. Accordingly, the Company increased its liability for federal income taxes attributable to its equity for years prior to 1994 and made a corresponding adjustment to surplus in the amount of $63 million.


6.  Short-Term Borrowings

The Company issues commercial paper to meet its short-term financing needs. There were no outstanding borrowings at December 31, 1995 or 1994. The Company also maintains credit facilities with various banks for short-term borrowing purposes.


7.  Employee and Agent Benefits

The Company has defined benefit pension plans covering substantially all of its employees and certain agents. The employees and agents are generally first eligible for the pension plans when they reach age 21. The pension benefits are based on the years of service and generally the employee's or agent's average annual compensation during the last five years of employment. Partial benefit accrual of pension benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service.

During 1995, the Company adopted Statement of Financial Standards (SFAS) No. 87, "Employers' Accounting for Pensions," and accordingly changed its method of accounting for the costs of defined benefit pension plans to an accrual method. Prior to this change, the cost of pension benefits was recognized as contributions were made to the pension trusts. The Company's policy is to fund the cost of providing pension benefits in the years that the employees and agents are providing service to the Company. The Company's funding policy is to deposit the actuarial normal cost and any change in unfunded accrued liability over a 30-year period as a percentage of compensation.

The pension plans' combined funded status, reconciled to amounts recognized in the statements of financial position and statements of operations and surplus as of and for the years ended December 31, 1995 and 1994, is as follows (in millions):

                                                                                      December 31
                                                                                 1995           1994
                                                                             ------------------------------
   Actuarial present value of benefit obligations:
      Vested benefit obligation                                                   $437          $324
                                                                             ==============================
      Accumulated benefit obligation                                              $457          $338
                                                                             ==============================

   Plan assets at fair value, primarily affiliated mutual funds
      and investment contracts of the Company                                     $719          $581
   Projected benefit obligation                                                    661           462
                                                                             ------------------------------
   Plan assets in excess of projected benefit obligation                            58           119

   Unrecognized net (gains) losses and funding different from that assumed
      and from changes in assumptions                                               42           (23)
   Unrecognized net transition asset as of January 1, 1994                         (72)          (83)
                                                                             ------------------------------
   Prepaid pension asset (non-admitted)                                          $  28         $  13
                                                                             ==============================


Net periodic pension income included the following components (in millions):


                                                                                Year ended December 31
                                                                                 1995           1994
                                                                             ------------------------------
   Service cost                                                                    $22           $26
   Interest cost on projected benefit obligation                                    39            37
   Actual return on plan assets                                                   (144)            6
   Net amortization and deferral                                                    79           (72)
                                                                             ------------------------------
   Total net periodic pension income                                              $ (4)         $ (3)
                                                                             ==============================

During 1994 and 1993, $10 million and $8 million, respectively, was charged to expense and contributed to the trusts previously established to provide for future costs of pension benefits. During 1995, $12 million was contributed to these pension trusts. In addition, to adjust the pension accounting to the new method required by SFAS No. 87 and to make the change effective as of January 1, 1994, surplus as of January 1, 1995 has been increased by $13 million. According to the requirements of statutory accounting practices, pension expense for 1994 has not been restated and the 1994 pension amounts shown above are for comparative purposes only. The pension asset at January 1, 1995 ($13 million) and December 31, 1995 ($28 million) was non-admitted as prescribed by statutory accounting practices.

The weighted-average assumed discount rate used in determining the projected benefit obligation was 7% and 8.5% at December 31, 1995 and 1994, respectively. Some of the trusts holding the plan assets are subject to federal income taxes at a 35% tax rate while others are not subject to federal income taxes. For both 1995 and 1994, the expected long-term rates of return on plan assets were approximately 6% (after estimated income taxes) for those trusts subject to federal income taxes and approximately 10% for those trusts not subject to federal income taxes. The assumed rate of increase in future compensation levels varies by age for both the qualified and non-qualified pension plans.

In addition, the Company has defined contribution plans that are generally available to all employees and agents who are age 21 or older and have completed one year of service. Eligible participants may contribute up to 15% of their compensation or $9,240 annually to the plans. The Company matches the participant's contribution with a 50% contribution up to a maximum contribution of 2% of the participant's compensation. During both 1995 and 1994, the Company contributed $7 million to the defined contribution plans. During 1993, such contributions totaled $6 million.

The Company also provides certain health care, life insurance, and long-term care benefits for retired employees. Substantially all employees are first eligible for these postretirement benefits when they reach age 57 and have completed ten years of service with the Company. Partial benefit accrual of these health, life, and long-term care benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The Company's policy is to fund the cost of providing retiree benefits in the years that the employees are providing service to the Company. The Company's funding policy is to deposit the actuarial normal cost and an accrued liability over a 30-year period as a percentage of compensation.

The postretirement plans' combined funded status, reconciled to amounts recognized in the statement of financial position and statement of operations and surplus as of and for the years ended December 31, 1995 and 1994, is as follows (in millions):

                                                                                     December 31
                                                                                 1995            1994
                                                                            -------------------------------
   Plan assets at fair value, primarily affiliated mutual funds and
     investment contracts of the Company                                         $208            $155
   Accumulated postretirement benefit obligation:
     Retirees                                                                     (83)            (71)
     Eligible employees                                                           (40)            (31)
                                                                            -------------------------------
   Total accumulated postretirement benefit obligation                           (123)           (102)
                                                                            -------------------------------
    Plan assets in excess of accumulated postretirement benefit
      obligation                                                                   85              53

   Unrecognized net losses and funding different from that assumed and
     from changes in assumptions                                                    3              29
                                                                            -------------------------------
   Postretirement benefit asset (non-admitted)                                  $  88           $  82
                                                                            ===============================

The net periodic postretirement benefit cost included the following components (in millions):

                                                                                    Year ended
                                                                                    December 31
                                                                             1995       1994      1993
                                                                          --------------------------------

   Service cost                                                             $   5     $    4       $ 3
   Interest cost on accumulated postretirement benefit cost                     9          7         6
   Expected return on plan assets                                             (10)       (10)       (6)
   Net amortization of gains and losses                                         1          -         -
                                                                          ================================
   Total net periodic postretirement benefit cost                           $   5     $    1       $ 3
                                                                          ================================


The weighted-average assumed discount rate used in determining the accumulated postretirement benefit obligation was 7% and 8.5% at December 31, 1995 and 1994, respectively. Some of the trusts holding the plan assets are subject to federal income taxes at a 35% tax rate while others are not subject to federal income taxes. For both 1995 and 1994, the expected long-term rates of return on plan assets were approximately 6% (after estimated income taxes) for those trusts subject to federal income taxes and approximately 9% for those trusts not subject to federal income taxes. These rates of return on plan assets vary by benefit type and employee group.

The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligations starts at 11.5% in 1995, declines to 9.5% in 2001, and then declines to an ultimate rate of 6.5% in 2036. If the health care cost trend rate assumptions were increased by 1% in each year, the accumulated postretirement benefits obligation for health plans as of December 31, 1995 would increase by 11.8% ($10 million). The effect of this 1% increase would also increase the aggregate of the service cost and interest cost components of the net periodic postretirement benefit cost of health plans for the year ended December 31, 1995 by 13.5% ($1 million).

These statutory accounting provisions are similar to Statement of Financial Accounting Standards (SFAS) No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," issued by the FASB except that SFAS No. 106 includes ineligible employees in the accumulated postretirement benefit obligation calculations. The accumulated postretirement benefit obligation for ineligible employees was $77 million and $48 million at December 31, 1995 and 1994, respectively.


8.  Surplus Notes

On March 10, 1994, the Company issued $300 million of surplus notes, including $200 million due March 1, 2024 at a 7.875% annual interest rate and the remaining $100 million due March 1, 2044 at an 8% annual interest rate. No affiliates of the Company hold any portion of the surplus notes. The discount and direct costs associated with issuing these surplus notes is being amortized to expense over their respective terms using the interest method. For statutory accounting purposes, these notes are considered a part of total surplus of the Company. Each payment of interest and principal on the surplus notes may be made only with the prior approval of the Commissioner of Insurance of the State of Iowa (the Commissioner) and only to the extent that the Company has sufficient surplus earnings to make such payments. For the years ended December 31, 1995 and 1994, interest of $24 million and $11 million, respectively, was approved by the Commissioner, paid and charged to expense. Had the accrual of interest on surplus notes not been subject to approval of the Commissioner, accrued interest payable on surplus notes at both December 31, 1995 and 1994 would have been $8 million.

Subject to Commissioner approval, the surplus notes due March 1, 2024 may be redeemed at the Company's election on or after March 1, 2004 in whole or in part at a redemption price of approximately 103.6% of par. The approximate 3.6% premium is scheduled to gradually diminish over the following ten years. These surplus notes may then be redeemed on or after March 1, 2014, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption. Non-insurance companies individually held over 10% of these surplus notes (approximately $50 million and $73 million at December 31, 1995 and 1994, respectively).

In addition, subject to Commissioner approval, the surplus notes due March 1, 2044 may be redeemed at the Company's election on or after March 1, 2014, in whole or in part at a redemption price of approximately 102.3% of par. The approximate 2.3% premium is scheduled to gradually diminish over the following ten years. These surplus notes may be redeemed on or after March 1, 2024, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption. Non-insurance companies individually held over 10% of these surplus notes (approximately $43 million and $62 million at December 31, 1995 and 1994, respectively).

9.  Other Commitments and Contingencies

The Company leases office space and furniture and equipment under various operating leases. Rental expense for all operating leases totaled $48 million in 1995, $43 million in 1994 and $44 million in 1993. At December 31, 1995, future minimum rental commitments under noncancelable operating leases for office space and electronic data processing equipment totaled approximately $97 million.

The Company is a defendant in various legal actions arising in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from such actions would not have a material effect on the financial statements.

The Company is also subject to insurance guarantee laws in the states in which it writes business. These laws provide for assessments against insurance companies  for the  benefit  of  policyholders  and  claimants  in the  event of insolvency of other insurance companies. At December 31, 1995 and 1994, approximately $18 million and $15 million, respectively, of surplus is appropriated for possible guarantee fund assessments for which notices have not been received.

In 1995, the Company sold its wholly-owned subsidiary, Principal National Life Insurance Company (Principal National), at a gain of approximately $1 million. At December 31, 1994, substantially all the assets ($513 million), liabilities ($470 million), and equity ($43 million) of Principal National were transferred to and assumed by the Company. This resulted in increases in both other income and additions to policyowner reserves of $470 million in 1994.

                                    APPENDIX

                ILLUSTRATIONS OF POLICY VALUES AND DEATH BENEFITS

     The following illustrations have been prepared to help show how values under the Policies change with investment performance and differing death benefit options. The illustrations show how death benefits and values would vary over time if the return on assets held by the Mutual Funds were uniform, gross, after tax, annual rates of 0%, 4%, 8% and 12%. The death benefits and values would be different from those shown if the return averaged 0%, 4%, 8% and 12%, but fluctuated above and below those averages during individual years. Both Death Benefit Option 1 and Death Benefit Option 2 are illustrated.

     The four illustrations set out show hypothetical policies issued to males age 35 in the non-smoker rating classification. The Policies are illustrated on the basis of $1,000 planned periodic annual premium and a face amount at issue of $100,000. The first and third illustrations show the selection of Death Benefit Option 1; the second and fourth, Death Benefit Option 2.

     The illustrations reflect all of the contract charges. Each illustration reflects the surrender charges and the premium expense charge which consists of a 5% sales load and a charge for state premium taxes of 2%. The first two illustrations reflect the Company's current administration charge of $4.75 per month and current cost of insurance charges which are lower than the guaranteed maximum cost of insurance charges based on the 1980 CS0 Mortality Table. The third and fourth illustrations reflect the guaranteed maximum administration charge of $5 per month and the guaranteed maximum cost of insurance charges.

     The amounts shown for death benefits and values in all four illustrations reflect the fact that the net investment return on the assets held by the Divisions of the Separate Account is lower than the gross return. This is because deductions are made from the gross return to reflect the daily charge made to the Separate Account for assuming mortality and expense risks; the daily investment advisory fees incurred by the Mutual Funds; and the direct operating expenses of the Mutual Funds. The charge for mortality and expense risks reflected in the first two illustrations is the Company's current charge which is at an annual rate of 0.75% of the average daily assets of the Divisions. The third and fourth illustrations reflect the guaranteed mortality and expense risk charge which is at an annual rate of 0.90%. The investment advisory fee is assumed to be an annual rate of .56% of the average daily net assets of the Mutual Funds, but the maximum investment advisory fee for Principal Capital Accumulation Fund, Inc. is 0.49%, for Principal Money Market Fund, Inc., and Principal Bond Fund, Inc. , 0.50%, for Principal High Yield Fund, Inc., and Principal Balanced Fund, Inc., 0.60%, and for Principal Emerging Growth Fund, Inc., 0.65%. The charge for Mutual Fund direct operating expenses is estimated to be an annual rate of .07% of the average daily net assets of the Mutual Funds. This illustrated .07% charge is based on the assumption that the direct operating expenses of the Mutual Funds will continue at levels historically experienced. The direct operating expense of the Mutual Funds may decrease or increase in the future making operating expenses actually incurred by the Mutual Funds differ from the .07% assumed rate shown in the illustrations. Deducting these charges from the gross returns of 0%, 4%, 8% and 12% results in net investment returns in the first two illustrations of -1.37%, 2.57%, 6.52%, and 10.47% and in the third and fourth illustrations of -1.52%, 2.42%, 6.36%, and 10.30%.

     The four illustrations are based on the assumption that payments are made in accordance with a $1,000 annual planned periodic premium schedule, that no changes in death benefit option or face amount are made, and that no policy loans or surrenders occur. Upon request, the Company will prepare a comparable illustration reflecting the proposed insured's actual age, sex, risk classification and desired policy features.

                   PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                            FLEX VARIABLE LIFE
PLANNED PREMIUM $1,000   MALE AGE 35 NON-SMOKER     Initial Face Amount $100,000
                         ASSUMING CURRENT CHARGES       Death Benefit Option 1


                              Accumulated Value (2)
                           Assuming Hypothetical Gross
                           Annual Investment Return of

  End of
   Year     Accumulated
  Policy   Premiums (1)      0%          4%          8%          12%
                        (-1.37% Net) (2.57% Net) (6.52% Net)(10.47% Net)
     1       $1,050       $100,000   $100,000    $100,000     $100,000
     2        2,153        100,000    100,000     100,000      100,000
     3        3,310        100,000    100,000     100,000      100,000
     4        4,526        100,000    100,000     100,000      100,000
     5        5,802        100,000    100,000     100,000      100,000
     6        7,142        100,000    100,000     100,000      100,000
     7        8,549        100,000    100,000     100,000      100,000
     8       10,027        100,000    100,000     100,000      100,000
     9       11,578        100,000    100,000     100,000      100,000
    10       13,207        100,000    100,000     100,000      100,000
    11       14,917        100,000    100,000     100,000      100,000
    12       16,713        100,000    100,000     100,000      100,000
    13       18,599        100,000    100,000     100,000      100,000
    14       20,579        100,000    100,000     100,000      100,000
    15       22,657        100,000    100,000     100,000      100,000
    16       24,840        100,000    100,000     100,000      100,000
    17       27,132        100,000    100,000     100,000      100,000
    18       29,539        100,000    100,000     100,000      100,000
    19       32,066        100,000    100,000     100,000      100,000
    20       34,719        100,000    100,000     100,000      100,000

30(Age 65)   69,761        100,000    100,000     100,000      157,251



                              Accumulated Value (2)
                           Assuming Hypothetical Gross
                           Annual Investment Return of

  End of
   Year     Accumulated
  Policy   Premiums (1)            0%          4%          8%          12%
                              (-1.37% Net) (2.57% Net) (6.52% Net)(10.47% Net)
     1       $1,050               692.35$     724.19  $   756.17   $   788.20
     2        2,153             1,367.57    1,459.27    1,553.85     1,651.07
     3        3,310             2,023.09    2,202.71    2,392.94     2,593.65
     4        4,526             2,658.31    2,953.93    3,275.44     3,623.66
     5        5,802             3,272.69    3,712.37    4,203.51     4,749.75
     6        7,142             3,863.77    4,475.54    5,177.56     5,979.53
     7        8,549             4,431.07    5,242.88    6,200.06     7,323.61
     8       10,027             4,974.12    6,013.84    7,273.72     8,793.82
     9       11,578             5,491.52    6,786.91    8,400.56    10,402.41
    10       13,207             5,985.62    7,564.38    9,586.57    12,166.92
    11       14,917             6,459.65    8,349.44   10,839.05    14,107.66
    12       16,713             6,912.11    9,140.75   12,161.16    16,242.58
    13       18,599             7,343.39    9,938.76   13,558.18    18,593.58
    14       20,579             7,752.03   10,742.16   15,034.06    21,183.35
    15       22,657             8,138.41   11,551.43   16,594.85    24,039.02
    16       24,840             8,500.20   12,364.41   18,244.57    27,188.45
    17       27,132             8,836.87   13,180.70   19,989.35    30,664.58
    18       29,539             9,146.13   13,998.20   21,834.29    34,502.89
    19       32,066             9,427.48   14,816.50   23,786.64    38,744.71
    20       34,719             9,680.44   15,635.26   25,854.37    43,436.47

30(Age 65)   69,761             9,718.86   23,020.71   54,704.87   128,894.48

                               Surrender Value (2)
                           Assuming Hypothetical Gross
                           Annual Investment Return of

  End of
   Year     Accumulated
  Policy   Premiums (1)         0%           4%          8%          12%
                           (-1.37% Net)  (2.57% Net) (6.52% Net)(10.47% Net)
     1       $1,050         $   365.35   $   397.19  $   429.17  $   461.20
     2        2,153           1,040.57     1,132.27    1,226.85    1,324.07
     3        3,310           1,696.09     1,875.71    2,065.94    2,266.65
     4        4,526           2,372.18     2,667.80    2,989.31    3,337.53
     5        5,802           3,027.44     3,467.12    3,958.26    4,504.50
     6        7,142           3,659.39     4,271.16    4,973.18    5,775.15
     7        8,549           4,267.57     5,079.38    6,036.56    7,160.11
     8       10,027           4,851.49     5,891.21    7,151.09    8,671.19
     9       11,578           5,409.77     6,705.16    8,318.81   10,320.66
    10       13,207           5,944.74     7,523.50    9,545.69   12,126.04
    11       14,917           6,459.65     8,349.44   10,839.05   14,107.66
    12       16,713           6,912.11     9,140.75   12,161.16   16,242.58
    13       18,599           7,343.39     9,938.76   13,558.18   18,593.58
    14       20,579           7,752.03    10,742.16   15,034.06   21,183.35
    15       22,657           8,138.41    11,551.43   16,594.85   24,039.02
    16       24,840           8,500.20    12,364.41   18,244.57   27,188.45
    17       27,132           8,836.87    13,180.70   19,989.35   30,664.58
    18       29,539           9,146.13    13,998.20   21,834.29   34,502.89
    19       32,066           9,427.48    14,816.50   23,786.64   38,744.71
    20       34,719           9,680.44    15,635.26   25,854.37   43,436.47

30(Age 65)   69,761           9,718.86    23,020.71   54,704.87  128,894.48



(1) Assumes net interest of 5% compounded annually.

(2) Assumes no policy loan has been made.

The death benefit, accumulated value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, accumulated value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                           FLEX VARIABLE LIFE
PLANNED PREMIUM $1,000  MALE AGE 35 NON-SMOKER      Initial Face Amount $100,000
                          ASSUMING CURRENT CHARGES        Death Benefit Option 2

                              Accumulated Value (2)
                           Assuming Hypothetical Gross
                           Annual Investment Return of

  End of


   Year     Accumulated
  Policy   Premiums (1)      0%          4%          8%          12%
                        (-1.37% Net) (2.57% Net) (6.52% Net)(10.47% Net)
     1       $1,050       $100,691   $100,723    $100,755     $100,787
     2        2,153        101,364    101,455     101,549      101,646
     3        3,310        102,015    102,194     102,383      102,583
     4        4,526        102,645    102,938     103,258      103,604
     5        5,802        103,252    103,688     104,175      104,717
     6        7,142        103,834    104,440     105,135      105,929
     7        8,549        104,390    105,192     106,139      107,249
     8       10,027        104,919    105,945     107,188      108,687
     9       11,578        105,421    106,696     108,284      110,253
    10       13,207        105,896    107,447     109,432      111,964
    11       14,917        106,350    108,201     110,638      113,836
    12       16,713        106,779    108,956     111,904      115,886
    13       18,599        107,185    109,712     113,234      118,131
    14       20,579        107,565    110,467     114,630      120,589
    15       22,657        107,920    111,222     116,096      123,285
    16       24,840        108,247    111,972     117,635      126,238
    17       27,132        108,546    112,718     119,248      129,475
    18       29,539        108,814    113,455     120,939      133,022
    19       32,066        109,051    114,183     122,711      136,912
    20       34,719        109,256    114,900     124,569      141,178

30(Age 65)   69,761        108,531    120,224     147,979      214,245


                              Accumulated Value (2)
                           Assuming Hypothetical Gross
                           Annual Investment Return of

  End of
   Year     Accumulated
  Policy   Premiums (1)       0%          4%          8%          12%
                         (-1.37% Net) (2.57% Net) (6.52% Net) (10.47% Net)
     1       $1,050      $   690.95  $   722.74   $   754.66  $   786.64
     2        2,153        1,363.51    1,454.93     1,549.21    1,646.13
     3        3,310        2,014.94    2,193.77     2,383.15    2,582.95
     4        4,526        2,644.54    2,938.42     3,258.00    3,604.12
     5        5,802        3,251.62    3,688.01     4,175.41    4,717.43
     6        7,142        3,833.52    4,439.63     5,135.03    5,929.35
     7        8,549        4,389.57    5,192.31     6,138.59    7,249.15
     8       10,027        4,919.14    5,945.08     7,187.92    8,687.08
     9       11,578        5,420.62    6,695.90     8,283.94   10,253.39
    10       13,207        5,896.37    7,446.76     9,431.74   11,963.62
    11       14,917        6,349.72    8,200.69    10,637.83   13,836.03
    12       16,713        6,778.99    8,955.75    11,903.92   15,885.47
    13       18,599        7,184.52    9,711.96    13,233.93   18,130.48
    14       20,579        7,564.63   10,467.33    14,629.96   20,589.42
    15       22,657        7,919.69   11,221.83    16,096.31   23,284.70
    16       24,840        8,247.06   11,972.41    17,634.46   26,237.90
    17       27,132        8,546.12   12,717.94    19,248.06   29,474.95
    18       29,539        8,814.28   13,455.26    20,938.93   33,022.41
    19       32,066        9,050.98   14,183.14    22,711.05   36,911.73
    20       34,719        9,255.65   14,900.33    24,568.71   41,177.64

30(Age 65)   69,761        8,530.55   20,223.68    47,978.52  114,245.03

                               Surrender Value (2)
                           Assuming Hypothetical Gross
                           Annual Investment Return of

  End of
   Year     Accumulated
  Policy   Premiums (1)       0%           4%          8%          12%
                         (-1.37% Net)  (2.57% Net) (6.52% Net) (10.47% Net)
     1       $1,050        $  363.95   $   395.74   $ 427.66    $  459.64
     2        2,153         1,036.51     1,127.93   1,222.21     1,319.13
     3        3,310         1,687.94     1,866.77    2,056.15    2,255.95
     4        4,526         2,358.41     2,652.29    2,971.87    3,317.99
     5        5,802         3,006.37     3,442.76    3,930.16    4,472.18
     6        7,142         3,629.14     4,235.25    4,930.65    5,724.97
     7        8,549         4,226.07     5,028.81    5,975.09    7,085.65
     8       10,027         4,796.51     5,822.45    7,065.29    8,564.45
     9       11,578         5,338.87     6,614.15    8,202.19   10,171.64
    10       13,207         5,855.49     7,405.88    9,390.86   11,922.74
    11       14,917         6,349.72     8,200.69   10,637.83   13,836.03
    12       16,713         6,778.99     8,955.75   11,903.92   15,885.47
    13       18,599         7,184.52     9,711.96   13,233.93   18,130.48
    14       20,579         7,564.63    10,467.33   14,629.96   20,589.42
    15       22,657         7,919.69    11,221.83   16,096.31   23,284.70
    16       24,840         8,247.06    11,972.41   17,634.46   26,237.90
    17       27,132         8,546.12    12,717.94   19,248.06   29,474.95
    18       29,539         8,814.28    13,455.26   20,938.93   33,022.41
    19       32,066         9,050.98    14,183.14   22,711.05   36,911.73
    20       34,719         9,255.65    14,900.33   24,568.71   41,177.64

30(Age 65)   69,761         8,530.55    20,223.68   47,978.52  114,245.03


(1) Assumes net interest of 5% compounded  annually.

(2) Assumes no policy loan has been made.

The death benefit, accumulated value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, accumulated value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                      PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                              FLEX VARIABLE LIFE
 PLANNED PREMIUM $1,000    MALE AGE 35 NON-SMOKER   Initial Face Amount $100,000
                        ASSUMING  GUARANTEED CHARGES      Death Benefit Option 1

                              Accumulated Value (2)
                           Assuming Hypothetical Gross
                           Annual Investment Return of

  End of
   Year     Accumulated
  Policy   Premiums (1)      0%          4%          8%          12%
                        (-1.52% Net) (2.42% Net) (6.36% Net)(10.30% Net)
    1    $    1,050      $100,000    $100,000    $100,000     $100,000
    2         2,153       100,000     100,000     100,000      100,000
    3         3,310       100,000     100,000     100,000      100,000
    4         4,526       100,000     100,000     100,000      100,000
    5         5,802       100,000     100,000     100,000      100,000
    6         7,142       100,000     100,000     100,000      100,000
    7         8,549       100,000     100,000     100,000      100,000
    8        10,027       100,000     100,000     100,000      100,000
    9        11,578       100,000     100,000     100,000      100,000
    10       13,207       100,000     100,000     100,000      100,000
    11       14,917       100,000     100,000     100,000      100,000
    12       16,713       100,000     100,000     100,000      100,000
    13       18,599       100,000     100,000     100,000      100,000
    14       20,579       100,000     100,000     100,000      100,000
    15       22,657       100,000     100,000     100,000      100,000
    16       24,840       100,000     100,000     100,000      100,000
    17       27,132       100,000     100,000     100,000      100,000
    18       29,539       100,000     100,000     100,000      100,000
    19       32,066       100,000     100,000     100,000      100,000
    20       34,719       100,000     100,000     100,000      100,000

30(Age 65)   69,761       100,000     100,000     100,000      144,232

                              Accumulated Value (2)
                           Assuming Hypothetical Gross
                           Annual Investment Return of

  End of
   Year     Accumulated
  Policy   Premiums (1)      0%          4%          8%          12%
                        (-1.52% Net) (2.42% Net) (6.36% Net)(10.30% Net)
    1      $  1,050      $  686.19  $   717.92   $  749.72   $  781.56
    2         2,153       1,354.32    1,445.51    1,539.33    1,635.78
    3         3,310       2,001.84    2,180.18    2,368.58    2,567.35
    4         4,526       2,628.21    2,921.30    3,239.26    3,583.62
    5         5,802       3,232.92    3,668.27    4,153.35    4,692.79
    6         7,142       3,813.54    4,418.54    5,111.02    5,901.98
    7         8,549       4,369.66    5,171.51    6,114.52    7,221.23
    8        10,027       4,900.82    5,926.57    7,166.31    8,661.70
    9        11,578       5,405.67    6,682.17    8,268.11   10,234.92
    10       13,207       5,882.88    7,436.78    9,421.85   11,953.82
    11       14,917       6,330.22    8,187.93   10,628.78   13,832.01
    12       16,713       6,746.42    8,934.06   11,891.30   15,885.75
    13       18,599       7,130.23    9,673.64   13,212.10   18,133.29
    14       20,579       7,479.51   10,404.21   14,593.28   20,594.35
    15       22,657       7,792.11   11,123.29   16,037.30   23,291.18
    16       24,840       8,064.09   11,826.60   17,545.26   26,247.40
    17       27,132       8,290.65   12,508.95   19,117.78   29,489.19
    18       29,539       8,466.09   13,164.18   20,755.13   33,045.88
    19       32,066       8,583.83   13,785.21   22,457.19   36,950.62
    20       34,719       8,638.18   14,365.67   24,225.22   41,242.47

30(Age 65)   69,761       3,879.91   15,928.14   46,033.42  118,222.74

                               Surrender Value (2)
                           Assuming Hypothetical Gross
                           Annual Investment Return of

  End of
   Year     Accumulated
  Policy   Premiums (1)      0%           4%          8%          12%
                        (-1.52% Net)  (2.42% Net) (6.36% Net)(10.30% Net)
    1       $ 1,050       $  359.19    $  390.92   $  422.72   $  454.56
    2         2,153        1,027.32     1,118.51    1,212.33    1,308.78
    3         3,310        1,674.84     1,853.18    2,041.58    2,240.35
    4         4,526        2,342.08     2,635.17    2,953.13    3,297.49
    5         5,802        2,987.67     3,423.02    3,908.10    4,447.54
    6         7,142        3,609.16     4,214.16    4,906.64    5,697.60
    7         8,549        4,206.16     5,008.01    5,951.02    7,057.73
    8        10,027        4,778.19     5,803.94    7,043.68    8,539.07
    9        11,578        5,323.92     6,600.42    8,186.36   10,153.17
    10       13,207        5,842.00     7,395.90    9,380.97   11,912.94
    11       14,917        6,330.22     8,187.93   10,628.78   13,832.01
    12       16,713        6,746.42     8,934.06   11,891.30   15,885.75
    13       18,599        7,130.23     9,673.64   13,212.10   18,133.29
    14       20,579        7,479.51    10,404.21   14,593.28   20,594.35
    15       22,657        7,792.11    11,123.29   16,037.30   23,291.18
    16       24,840        8,064.09    11,826.60   17,545.26   26,247.40
    17       27,132        8,290.65    12,508.95   19,117.78   29,489.19
    18       29,539        8,466.09    13,164.18   20,755.13   33,045.88
    19       32,066        8,583.83    13,785.21   22,457.19   36,950.62
    20       34,719        8,638.18    14,365.67   24,225.22   41,242.47

30(Age 65)   69,761        3,879.91    15,928.14   46,033.42  118,222.74

(1) Assumes net interest of 5% compounded  annually.

(2) Assumes no policy loan has been made.

The death benefit, accumulated value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, accumulated value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                            FLEX VARIABLE LIFE
 PLANNED PREMIUM $1,000   MALE AGE 35 NON-SMOKER    Initial Face Amount $100,000
                       ASSUMING GUARANTEED CHARGES     Death Benefit Option 2

                              Accumulated Value (2)
                           Assuming Hypothetical Gross
                           Annual Investment Return of

  End of
   Year     Accumulated
  Policy   Premiums (1)      0%          4%          8%          12%
                        (-1.52% Net) (2.42% Net) (6.36% Net)(10.30% Net)
     1        1,050       $100,685    $100,717    $100,748    $100,780
     2        2,153        101,350     101,441     101,535     101,631
     3        3,310        101,994     102,171     102,359     102,557
     4        4,526        102,614     102,906     103,222     103,564
     5        5,802        103,212     103,644     104,125     104,661
     6        7,142        103,783     104,383     105,069     105,852
     7        8,549        104,328     105,121     106,053     107,147
     8       10,027        104,846     105,858     107,081     108,556
     9       11,578        105,335     106,592     108,152     110,087
    10       13,207        105,794     107,320     109,268     111,752
    11       14,917        106,220     108,039     110,428     113,561
    12       16,713        106,612     108,748     111,633     115,527
    13       18,599        106,968     109,443     112,883     117,664
    14       20,579        107,287     110,121     114,178     119,985
    15       22,657        107,564     110,780     115,519     122,508
    16       24,840        107,797     111,413     116,903     125,248
    17       27,132        107,979     112,013     118,326     128,220
    18       29,539        108,105     112,574     119,783     131,442
    19       32,066        108,168     113,085     121,269     134,930
    20       34,719        108,161     113,539     122,779     138,704

30(Age 65)   69,761        102,559     112,436     137,137     197,824

                              Accumulated Value (2)
                           Assuming Hypothetical Gross
                           Annual Investment Return of

  End of
   Year     Accumulated
  Policy   Premiums (1)     0%          4%          8%          12%
                       (-1.52% Net) (2.42% Net) (6.36% Net)(10.30% Net)
     1        1,050     $  684.79  $   716.46   $   748.20  $   779.99
     2        2,153      1,350.24    1,441.15     1,534.67    1,630.81
     3        3,310      1,993.68    2,171.21     2,358.76    2,556.62
     4        4,526      2,614.44    2,905.77     3,221.81    3,564.07
     5        5,802      3,211.88    3,643.93     4,125.28    4,660.51
     6        7,142      3,783.39    4,382.73     5,068.62    5,851.96
     7        8,549      4,328.35    5,121.17     6,053.35    7,147.14
     8       10,027      4,846.19    5,858.23     7,081.06    8,555.67
     9       11,578      5,335.33    6,591.86     8,152.42   10,087.13
    10       13,207      5,794.22    7,319.94     9,268.12   11,752.07
    11       14,917      6,220.36    8,039.29    10,427.90   13,561.06
    12       16,713      6,612.24    8,747.70    11,632.49   15,526.85
    13       18,599      6,968.42    9,442.85    12,882.66   17,663.46
    14       20,579      7,286.46   10,121.39    14,178.22   19,985.32
    15       22,657      7,563.96   10,779.89    15,518.95   22,508.37
    16       24,840      7,796.58   11,412.79    16,902.55   25,248.03
    17       27,132      7,979.05   12,013.38    18,325.54   28,220.29
    18       29,539      8,105.20   12,573.81    19,783.20   31,441.73
    19       32,066      8,167.94   13,084.99    21,269.44   34,929.57
    20       34,719      8,161.29   13,538.64    22,778.85   38,703.87

30(Age 65)   69,761      2,558.82   12,436.06    37,136.77   97,824.21

                               Surrender Value (2)
                           Assuming Hypothetical Gross
                           Annual Investment Return of

  End of
   Year     Accumulated
  Policy   Premiums (1)     0%           4%          8%          12%
                       (-1.52% Net)  (2.42% Net) (6.36% Net)(10.30% Net)
     1        1,050      $  357.79   $   389.46   $  421.20  $   452.99
     2        2,153       1,023.24     1,114.15    1,207.67    1,303.81
     3        3,310       1,666.68     1,844.21    2,031.76    2,229.62
     4        4,526       2,328.31     2,619.64    2,935.68    3,277.94
     5        5,802       2,966.63     3,398.68    3,880.03    4,415.26
     6        7,142       3,579.01     4,178.35    4,864.24    5,647.58
     7        8,549       4,164.85     4,957.67    5,889.85    6,983.64
     8       10,027       4,723.56     5,735.60    6,958.43    8,433.04
     9       11,578       5,253.58     6,510.11    8,070.67   10,005.38
    10       13,207       5,753.34     7,279.06    9,227.24   11,711.19
    11       14,917       6,220.36     8,039.29   10,427.90   13,561.06
    12       16,713       6,612.24     8,747.70   11,632.49   15,526.85
    13       18,599       6,968.42     9,442.85   12,882.66   17,663.46
    14       20,579       7,286.46    10,121.39   14,178.22   19,985.32
    15       22,657       7,563.96    10,779.89   15,518.95   22,508.37
    16       24,840       7,796.58    11,412.79   16,902.55   25,248.03
    17       27,132       7,979.05    12,013.38   18,325.54   28,220.29
    18       29,539       8,105.20    12,573.81   19,783.20   31,441.73
    19       32,066       8,167.94    13,084.99   21,269.44   34,929.57
    20       34,719       8,161.29    13,538.64   22,778.85   38,703.87

30(Age 65)   69,761       2,558.82    12,436.06   37,136.77   97,824.21

(1) Assumes net interest of 5% compounded  annually.

(2) Assumes no policy loan has been made.

The death benefit, accumulated value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, accumulated value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.